UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-07261

CREDIT SUISSE TRUST
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Trust Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2009 to December 31, 2009

Item 1. Reports to Stockholders.

2

CREDIT SUISSE FUNDS

Annual Report

December 31, 2009

CREDIT SUISSE TRUST
■  COMMODITY RETURN STRATEGY
  PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2009; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2009 (unaudited)

January 22, 2010

Dear Shareholder:

For the twelve-month period ended December 31, 2009, Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") had a gain of 19.48%.1 Its benchmark, the Dow Jones-UBS Commodity Index Total Return2,4 ("DJ-UBS Index") had an increase of 18.91%. Also, the S&P 500 Index3 had an increase of 26.47%.

Market Review: Signs of economic stabilization

Following a market sell-off in the second half of 2008, commodities delivered solid positive performance for the year ended December 31, 2009. The Portfolio's benchmark, the DJ-UBS Index, returning 18.91%, was slightly behind the gains of equity indexes. For example, the S&P 500 Index total return gained 26.47%, and the Dow Jones Industrial Average increased by 22.68%. The fixed income market, on the other hand, generally gained less than commodities markets. The Barclays Capital U.S. Aggregate Bond Index, for example, rose 5.93%.

There were signs that economic stabilization started in the spring and turned into positive growth as the year progressed. This was generally supportive of commodity demand and prices, with particularly favorable returns for base metals and energy.

There is still much debate over the shape of the economic recovery and what the future holds for capital markets. One trend that has become clear is the economic strength and resiliency of emerging markets, with China being the best example. Growth in less developed countries was generally affected less and recovered faster than for developed countries. This was a key driver for the rebound in commodity prices this past year and will likely be a key factor moving forward. Another important driver will be the recovery of demand in much of the developed world. As demand in developed countries recovers, supply constraints exacerbated by the lack of infrastructure investment during the credit crisis, have the potential to create shortages in many sectors, resulting in higher prices. History shows that deficiencies in supply can take a long time to correct due to scarcity of resources, technology constraints, environmental and regulatory concerns, as well as the longer-term nature of capital expenditures required to obtain the resources.

Government stimulus measures were a key factor driving the beginning of the economic recovery in 2009. The impacts of such efforts are not instantaneous, nor do they merely create one-time gains. We expect the benefits will filter through the economy over time and, in the near-to-immediate term, economic strength may take investors by surprise. Though those future benefits may be underestimated by the markets, prices in the commodity markets began to reflect at least some anticipation of them in the spring of 2009.

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Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Outlook and Strategy: Diversification and Potential Upside

The Portfolio seeks total return and is designed to achieve positive return relative to the performance of its benchmark, the DJ-UBS Index. To do so, the Portfolio invests in commodity-linked derivative instruments and fixed-income securities. The Portfolio gains exposure to commodities markets by investing in structured notes whose principal and/or coupon payments are linked to the DJ-UBS Index and entering into swap agreements on the DJ-UBS Index. The Portfolio may invest up to 25% of its' total assets in the Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary"), a wholly owned subsidiary of the Portfolio formed in the Cayman Islands, which has the same investment objective as the portfolio and has a strategy of investing in commodity-linked swap agreements and other commodity-linked derivative instruments, futures contacts on individual commodities, or a subset of commodities and options on them. The Portfolio has obtained a private letter ruling from the Internal Revenue Service (IRS) confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Internal Revenue Code of 1986, as amended. The Portfolio has received another private letter ruling from the IRS concluding that income derived from the Portfolio's investment in the Subsidiary will also constitute qualifying income to the Portfolio, even if the Subsidiary itself owns commodity swaps, commodity futures, or other similar positions.

For the twelve-month period ended December 31, 2009, the Portfolio outperformed its benchmark by approximately 0.57% due to investment selection by the team across commodity sectors.

For the year, industrial metals was the top performing commodity sector, gaining 79.98% due to a surge in performance in recent months. This momentum in industrial metals resulted from the combination of: a relatively weaker dollar, low interest rates, and increased infrastructure investment in emerging markets by countries such as China. In fact, copper was the strongest commodity for the 12-month period, returning 129.98% on a total return basis. Zinc, nickel, and aluminum also produced positive results — up 98.31%, 54.88%, and 33.83%, respectively. Precious metals maintained its positive performance from last year and was the second strongest sector for the period, gaining 29.20% as gold and silver continued to lure risk-averse investors. Agriculture was also up (though not as high as the metals), gaining 13.72% for the period. This increase was mostly a result of sugar's strong performance relative to other commodities within the sector. Sugar was up 86.26% as supplies from Brazil were lower than expected and imports to India increased. Conversely, wheat was down 26.02% as a result of increased planting and better-than-expected weather conditions.

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Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Energy and livestock were the worst performing commodity groups for the year. Energy fell 5.30% due to poor returns of natural gas (down 51.56%). All other commodities within the sector posted positive results: crude oil was up 4.36%, heating oil was up 20.54%, and gasoline was up 74.66%. The losses in natural gas were due to unexpected surpluses relating to shale gas supplies and lower-than-expected industrial demand. Conversely, gasoline rebounded as prices increased due to larger-than-expected reductions in stored gasoline. Livestock fell 15.07%, with declines by both lean hogs and live cattle. The price decline in lean hogs was likely due to investor fears of the swine flu beginning in the second quarter of 2009. Additionally, recent increases in feed prices such as wheat and corn, also affected prices of hogs and cattle.

In the fixed income portion of the Portfolio, we maintain holdings in high quality, short-term securities — specifically debt issued by the U.S. Treasury and U.S. Government-Sponsored Enterprises (GSE's).

Going forward, regardless of the shape of the recovery, we expect commodities to be a valuable piece of an investor's diversified fund portfolio. Correlations between equities, commodities, and other investments have exceeded historical levels lately, but this is common during market dislocations. We would expect this to dissipate over time, as commodities have traditionally offered long-term positive returns with low correlations to other asset classes.

Official inflation expectations continue to be low and, despite a modest increase in longer-term yields of late, we believe the bond market does not currently reflect expectations of large increases in inflation. It is difficult to predict when inflation will increase, but history suggests that this could happen much more quickly than expected. Unprecedented government stimulus and swelling government debt loads in the United States and elsewhere may eventually lead to inflation. The push for real returns and inflation protection should be supportive of commodity prices.

We continue to believe now is an excellent time to hold or increase allocations to commodities. Many commodity prices are below previous cycle highs and below inflation-adjusted highs. Amidst the prolonged uncertainty, we expect investors to maintain their focus on exposure to hard assets. Additionally, we continue to believe in the role of commodities as a strategic component of investor portfolios, potentially reducing risk and enhancing returns.

The Credit Suisse Commodities Management Team

Andrew Karsh
Christopher Burton

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Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. Exposure to commodity markets should only form a small part of a diversified portfolio. Investment in commodity markets may not be suitable for all investors. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost.

At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

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Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio1 and the
Dow Jones-UBS Commodity Index Total Return2,4 from Inception (2/28/06).

Average Annual Returns as of December 31, 20091

1 Year	Since Inception
19.48%	(0.31)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratio is 1.20%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 0.95%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 19 physical commodities. Investors cannot invest directly in an index.

3  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors cannot invest directly in an index.

4  Performance for the benchmark is not available for the period beginning February 28, 2006. For that reason, performance for the benchmark is shown for the period beginning March 1, 2006.

5

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2009.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

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Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2009

Actual Portfolio Return
Beginning Account Value 7/1/09	$1,000.00
Ending Account Value 12/31/09	$1,138.10
Expenses Paid per $1,000*	$5.12
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/09	$1,000.00
Ending Account Value 12/31/09	$1,020.42
Expenses Paid per $1,000*	$4.84
Annualized Expense Ratio*	0.95%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Sector Breakdown*
United States Agency Obligations	54.9%
Wholly-Owned Subsidiary	23.1%
Commodity Indexed Structured Notes	19.1%
United States Treasury Obligation	2.3%
Short-Term Investment	0.6%
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

8

Credit Suisse Trust — Commodity Return Strategy Portfolio
Schedule of Investments
December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (19.1%)
$4,500	BNP Paribas, Commodity Index Linked Senior Unsecured Notes#	(AA, Aa1)	11/26/10	0.002	$5,933,250
1,200	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A+, Aa1)	01/13/10	0.074	2,154,144
2,000	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A+, Aa1)	03/23/10	0.072	4,128,200
4,700	Svensk AB Exportkredit, Commodity Index Linked Senior Unsecured Notes#	(AA+, Aa1)	01/13/10	0.014	8,429,586
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $12,400,000)					20,645,180
UNITED STATES AGENCY OBLIGATIONS (55.0%)
2,500	Fannie Mae Discount Notes	(AAA, Aaa)	01/11/10	0.220	2,499,847
5,000	Fannie Mae Discount Notes	(AAA, Aaa)	05/25/10	0.180	4,997,845
5,000	Federal Farm Credit Bank#	(AAA, Aaa)	11/02/11	0.215	4,999,685
3,000	Federal Farm Credit Bank#	(AAA, Aaa)	01/13/12	0.534	3,018,729
2,000	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	01/05/10	0.250	1,999,944
1,000	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	01/07/10	0.340	999,943
2,500	Federal Home Loan Banks	(AAA, Aaa)	06/01/10	0.520	2,504,133
2,000	Federal Home Loan Banks	(AAA, Aaa)	06/25/10	0.600	2,003,488
1,000	Federal Home Loan Banks#	(AAA, Aaa)	07/13/10	0.184	1,000,102
2,500	Federal Home Loan Banks	(AAA, Aaa)	10/25/10	0.500	2,502,923
600	Federal Home Loan Banks	(AAA, Aaa)	02/07/11	1.000	601,617
1,200	Federal Home Loan Banks	(AAA, Aaa)	02/28/11	1.000	1,204,478
2,000	Federal Home Loan Banks	(AAA, Aaa)	03/25/11	0.750	1,999,394
3,000	Federal Home Loan Banks Series 1#	(AAA, Aaa)	01/14/11	0.234	3,001,425
3,000	Federal Home Loan Mortgage Corp.#	(AAA, Aaa)	07/12/10	0.184	3,001,224
1,000	Federal Home Loan Mortgage Corp.#	(AAA, Aaa)	01/14/11	0.264	1,000,789
1,000	Federal Home Loan Mortgage Corp.	(AAA, Aaa)	02/11/11	1.930	1,001,451
1,000	Federal Home Loan Mortgage Corp.#	(AAA, Aaa)	04/01/11	0.350	1,001,795
500	Freddie Mac Discount Notes	(AAA, Aaa)	01/05/10	0.310	499,983
3,500	Freddie Mac Discount Notes	(AAA, Aaa)	01/11/10	0.210	3,499,796
1,500	Freddie Mac Discount Notes	(AAA, Aaa)	01/25/10	0.240	1,499,760
2,000	Freddie Mac Discount Notes	(AAA, Aaa)	01/28/10	0.210	1,999,685
1,800	Freddie Mac Discount Notes	(AAA, Aaa)	02/01/10	0.125	1,799,806
1,000	Freddie Mac Discount Notes	(AAA, Aaa)	02/04/10	0.125	999,882
1,000	Freddie Mac Discount Notes	(AAA, Aaa)	02/16/10	0.255	999,674
3,500	Freddie Mac Discount Notes	(AAA, Aaa)	02/23/10	0.125	3,499,356
1,700	Freddie Mac Discount Notes	(AAA, Aaa)	04/27/10	0.260	1,699,519
3,700	Freddie Mac Discount Notes	(AAA, Aaa)	05/17/10	0.254	3,698,498
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $59,524,993)					59,534,771
UNITED STATES TREASURY OBLIGATION (2.3%)
2,500	United States Treasury Bills (Cost $2,498,767)	(AAA, Aaa)	04/22/10	0.160	2,499,475
SHORT-TERM INVESTMENT (0.6%)
703	State Street Bank and Trust Co. Euro Time Deposit (Cost $703,000)		01/04/10	0.010	703,000

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Commodity Return Strategy Portfolio
Schedule of Investments (continued)
December 31, 2009

Number of Shares		Value
WHOLLY-OWNED SUBSIDIARY (23.1%)
34,673,968	Credit Suisse Cayman Commodity Fund II, Ltd.^ (Cost $19,260,501)	$24,978,028
TOTAL INVESTMENTS AT VALUE (100.1%) (Cost $94,387,261)		108,360,454
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(149,849)
NET ASSETS (100.0%)		$108,210,605

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

#  Variable rate obligations — The interest rate is the rate as of December 31, 2009.

^  Affiliated issuer. See Note 3.

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statement of Assets and Liabilities
December 31, 2009

Assets
Investments at value (Cost $75,126,760) (Note 2)	$83,382,426
Investment in wholly-owned subsidiary at value (Cost $19,260,501) (Note 2)	24,978,028
Cash	202
Interest receivable	75,319
Receivable for portfolio shares sold	21,376
Prepaid expenses and other assets	6,345
Total Assets	108,463,696
Liabilities
Advisory fee payable (Note 3)	28,648
Administrative services fee payable (Note 3)	16,469
Shareholder servicing/Distribution fee payable (Note 3)	22,352
Payable for portfolio shares redeemed	95,874
Trustees' fee payable	2,729
Other accrued expenses payable	87,019
Total Liabilities	253,091
Net Assets
Capital stock, $.001 par value (Note 6)	14,122
Paid-in capital (Note 6)	144,415,284
Accumulated net investment loss	(11,059,885)
Accumulated net realized loss on investments	(39,132,109)
Net unrealized appreciation from investments	13,973,193
Net Assets	$108,210,605
Shares outstanding	14,121,704
Net asset value, offering price and redemption price per share	$7.66

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statement of Operations
For the Year Ended December 31, 2009

Investment Income (Note 2)
Interest	$370,109
Expenses
Investment advisory fees (Note 3)	426,304
Administrative services fees (Note 3)	122,589
Shareholder servicing/Distribution fees (Note 3)	213,152
Audit and tax fees	88,563
Printing fees (Note 3)	88,124
Legal fees	30,010
Trustees' fees	16,278
Transfer agent fees	12,042
Insurance expense	6,982
Custodian fees	6,167
Commitment fees (Note 4)	2,624
Miscellaneous expense	6,196
Total expenses	1,019,031
Less: fees waived (Note 3)	(209,053)
Net expenses	809,978
Net investment loss	(439,869)
Net Realized and Unrealized Gain (Loss) from Investments
Net realized loss from investments	(1,500,855)
Net realized loss from investment in wholly-owned subsidiary	(27,139,499)
Net change in unrealized appreciation (depreciation) from investments	7,464,387
Net change in unrealized appreciation (depreciation) from investment in wholly-owned subsidiary[1]	38,437,492
Net realized and unrealized gain from investments	17,261,525
Net increase in net assets resulting from operations	$16,821,656

1  There was no income recognized from the investment in wholly-owned subsidiary.

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31,
	2009	2008
From Operations
Net investment income (loss)	$(439,869)	$1,330,759
Net realized loss from investments and futures contracts	(28,640,354)	(10,499,491)
Net change in unrealized appreciation (depreciation) from investments and futures contracts	45,901,879	(35,727,448)
Net increase (decrease) in net assets resulting from operations	16,821,656	(44,896,180)
From Dividends and Distributions
Dividends from net investment income	(10,619,456)	(1,320,641)
Distributions from net realized gains	—	(6,620,491)
Net decrease in net assets resulting from dividends and distributions	(10,619,456)	(7,941,132)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	25,522,866	72,262,206
Reinvestment of dividends and distributions	10,619,456	7,941,132
Net asset value of shares redeemed	(4,053,406)	(14,070,998)
Net increase in net assets from capital share transactions	32,088,916	66,132,340
Net increase in net assets	38,291,116	13,295,028
Net Assets
Beginning of year	69,919,489	56,624,461
End of year	$108,210,605	$69,919,489
Accumulated net investment loss	$(11,059,885)	$(560)

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Commodity Return Strategy Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)

	For the Year Ended December 31,			For the Period Ended
	2009	2008	2007	December 31, 2006[1]
Per share data
Net asset value, beginning of period	$7.11	$11.58	$10.37	$10.00
INVESTMENT OPERATIONS
Net investment income (loss)[2]	(0.04)	0.15	0.54	0.38
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	1.43	(3.80)	1.22	0.25
Total from investment operations	1.39	(3.65)	1.76	0.63
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.84)	(0.15)	(0.55)	(0.26)
Distributions from net realized gains	—	(0.67)	—	—
Total dividends and distributions	(0.84)	(0.82)	(0.55)	(0.26)
Net asset value, end of period	$7.66	$7.11	$11.58	$10.37
Total return[3]	19.48%	(33.72)%	17.33%	6.36%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$108,211	$69,919	$56,624	$145,907
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%[4]
Ratio of net investment income (loss) to average net assets	(0.52)%	1.35%	4.06%	4.28%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.25%	0.11%	0.08%	0.31%[4]
Portfolio turnover rate	53%	140%	93%	27%

1  For the period February 28, 2006 (commencement of operations) through December 31, 2006.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements
December 31, 2009

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers three managed investment portfolios of which one, the Commodity Return Strategy Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified open-end management investment company that seeks total return. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Securities, options, futures contracts and other assets (including swaps and structured note agreements), for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or

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Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$20,645,180	$—	$20,645,180
United States Agency Obligations	—	59,534,771	—	59,534,771
United States Treasury Obligation	—	2,499,475	—	2,499,475
Short-Term Investment	—	703,000	—	703,000
Wholly-Owned Subsidiary	—	24,978,028	—	24,978,028
Other Financial Instruments*	—	—	—	—
	$—	$108,360,454	$—	$108,360,454

*Other financial instruments include futures, forwards and swap contracts.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Effective January 1, 2009, the Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance, and cash flows. The Portfolio has not entered into any derivative or hedging activities during the period covered by this report.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the

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Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Portfolio may seek to track the performance of the Dow Jones-UBS Commodity Index ("DJ-UBS Index") through investing in structured notes designed to track the performance of the DJ-UBS Index. The Portfolio has received a private letter ruling from the IRS which confirms that the Portfolio's use of certain types of structured notes designed to track the performance of the DJ-UBS Index produce Qualifying Income. In addition, the Portfolio may, through its investment in the Credit Suisse Cayman Commodity Fund II, Ltd., a wholly owned and controlled Cayman Islands subsidiary, ("the Subsidiary"), seek to track the performance of the DJ-UBS Index by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Portfolio has obtained a private letter ruling from the IRS that its investment in the Subsidiary will produce Qualifying Income. If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns. If the Portfolio should fail to qualify as a RIC, it would be considered as a single investment, which may result in variable contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if they become adequately diversified.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits

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Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. The Portfolio may use futures contracts to gain exposure to, or hedge against changes in commodities. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At December 31, 2009, the Portfolio had no open futures contracts.

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Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

I) SWAPS — The Portfolio may enter into commodity index swaps for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into commodity index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The Portfolio's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. At December 31, 2009, the Portfolio had no outstanding swap contracts.

J) COMMODITY INDEXED-LINKED NOTES — The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial

20

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

element. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as interest income. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2009, the value of these securities comprised 19.1% of the Portfolio's net assets and resulted in unrealized appreciation of $8,245,180.

K) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. The Portfolio had no securities out on loan during the year ended December 31, 2009. Securities lending income is accrued as earned.

L) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

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Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio's Statement of Assets and Liabilities.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2009, investment advisory fees earned and voluntarily waived were $426,304 and $209,053, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the year ended December 31, 2009. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2009, co-administrative services fees earned by CSAMSI were $76,735.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended

22

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 3. Transactions with Affiliates and Related Parties

December 31, 2009, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $45,854.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares. Pursuant to distribution plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing services. For the year ended December 31, 2009, Merrill was paid $14,773 for its services by the Portfolio.

Investment in Cayman Commodity Fund II, Ltd. The Portfolio may invest up to 25% of its total assets in the Subsidiary, which invests primarily in commodity and financial futures and options contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Credit Suisse.

The Portfolio does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Portfolio's Schedule of Investments. Unrealized appreciation or depreciation on the Portfolio's investment in the Subsidiary is recorded in the Portfolio's Statement of Assets and Liabilities and Portfolio's Statement of Operations.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2027. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary's net income and capital gain, to the extent of its earnings and profits, will be included each year in the Portfolio's investment company taxable income.

	Beginning Shares	Subscriptions	Redemptions	Ending Shares	Dividend Income	Value of affiliates at 12/31/09
Credit Suisse Cayman Commodity Fund II, Ltd.	38,027,058	11,899,312	(15,252,402)	34,673,968	$—	$24,978,028

23

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2009, and during the year ended December 31, 2009, the Portfolio had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$11,000,000	$12,995,518	$33,163,274	$16,618,743

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Shares sold	3,454,889	5,618,528
Shares issued in reinvestment of dividends and distributions	1,387,148	759,506
Shares redeemed	(558,672)	(1,430,308)
Net increase	4,283,365	4,947,726

24

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 6. Capital Share Transactions

On December 31, 2009, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	93%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2009 and 2008, respectively, by the Portfolio were as follows:

Ordinary Income		Long-Term Capital Gain
2009	2008	2009	2008
$10,619,456	$5,602,337	$0	$2,338,795

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of earnings and redemptions from the investment in the wholly-owned, affiliated subsidiary.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$343,514
Accumulated realized loss	(11,992,610)
Unrealized depreciation	(24,569,705)
$(36,218,801)

At December 31, 2009, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2016	2017
$6,043,468	$5,949,142

25

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 7. Federal Income Taxes

During the tax year ended December 31, 2009, the Portfolio did not utilize any of the capital loss carryforwards.

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforwards before they expire.

At December 31, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $132,930,159, $13,980,896, $(38,550,601) and $(24,569,705), respectively.

At December 31, 2009, the Portfolio had no reclassifications to adjust for current period permanent book/tax differences.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Subsequent Events

Effective June 30, 2009, the Portfolio adopted the Financial Accounting Standards Board ("FASB") amendments to general standards on accounting for and disclosures of subsequent events. Management has evaluated the possibility of subsequent events existing in the Portfolio's financial statements through February 18, 2010. Management has determined that there are no material events that would require disclosure in the Portfolio's financial statements through this date.

26

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse Trust — Commodity Return Strategy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2010

27

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 16 and 17, 2009, considered the following factors with respect to the Commodity Return Strategy Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.50% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the fee waivers currently in place for the Portfolio and considered the actual fee rate of 0.25% paid by the Portfolio after taking waivers into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

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Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Portfolio Performance

The Board received and considered performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

29

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The combined Contractual Advisory Fee and co-administration fee, as well as the Net Advisory Fee, were among the lowest in the Expense Group, and the Board considered the fee to be reasonable.

•  The Portfolio commenced operations on February 28, 2006 and therefore performance information was shown only for the one, two and three year periods. The Portfolio's performance was below the median of both its Performance Group and Performance Universe for all of those periods except for the two year period of its Performance Universe. The Board determined that it would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the combined Contractual Advisory Fee and co-administration fee, as well as the fee waivers and the Net Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

30

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Portfolio Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	13	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of Starcomms PLC. (telecommunications company); Director of The Adams Express Company, Petroleum and Resources Corporation, The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	11	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

31

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1937)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	11	None

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Portfolio Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	13	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

32

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Portfolio Inception	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since Portfolio Inception	Since Portfolio Inception	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

** The officers of the Portfolio shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

33

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

34

■  CREDIT SUISSE
CAYMAN COMMODITY FUND II, LTD.

for the Year Ended December 31, 2009

35

Credit Suisse Cayman Commodity Fund II, Ltd.
Schedule of Investments
December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (63.4%)
$500	Fannie Mae Discount Notes	(AAA, Aaa)	01/06/10	0.300	$499,979
500	Fannie Mae Discount Notes	(AAA, Aaa)	05/19/10	0.160	499,794
220	Fannie Mae Discount Notes‡‡	(AAA, Aaa)	07/01/10	0.230	219,793
500	Fannie Mae Discount Notes	(AAA, Aaa)	10/01/10	0.350	498,950
1,000	Federal Farm Credit Bank#	(AAA, Aaa)	11/02/11	0.215	999,937
1,000	Federal Farm Credit Bank#	(AAA, Aaa)	01/13/12	0.534	1,006,243
1,500	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	02/10/10	0.120	1,499,800
500	Federal Home Loan Banks#	(AAA, Aaa)	07/13/10	0.184	500,051
1,000	Federal Home Loan Banks	(AAA, Aaa)	01/20/11	0.850	1,002,650
400	Federal Home Loan Banks	(AAA, Aaa)	02/07/11	1.000	401,078
400	Federal Home Loan Banks	(AAA, Aaa)	02/28/11	1.000	401,493
1,000	Federal Home Loan Banks	(AAA, Aaa)	03/25/11	0.750	999,697
500	Federal Home Loan Mortgage Corp.#	(AAA, Aaa)	04/01/11	0.350	500,897
1,000	Federal Home Loan Mortgage Corp.#	(AAA, Aaa)	04/07/11	0.334	1,001,691
500	Freddie Mac Discount Notes	(AAA, Aaa)	01/11/10	0.210	499,971
800	Freddie Mac Discount Notes	(AAA, Aaa)	01/26/10	0.220	799,878
1,000	Freddie Mac Discount Notes	(AAA, Aaa)	02/02/10	0.120	999,893
1,500	Freddie Mac Discount Notes	(AAA, Aaa)	02/23/10	0.125	1,499,724
1,000	Freddie Mac Discount Notes	(AAA, Aaa)	04/01/10	0.110	999,782
1,000	Freddie Mac Discount Notes	(AAA, Aaa)	04/19/10	0.140	999,737
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $15,832,634)					15,831,038
UNITED STATES TREASURY OBLIGATION (4.0%)
1,000	United States Treasury Bills (Cost $999,545)	(AAA, Aaa)	04/15/10	0.158	999,798
SHORT-TERM INVESTMENT (17.5%)
4,371	State Street Bank and Trust Co. Euro Time Deposit (Cost $4,371,000)		01/04/10	0.010	4,371,000
TOTAL INVESTMENTS AT VALUE (84.9%) (Cost $21,203,179)					21,201,836
OTHER ASSETS IN EXCESS OF LIABILITIES (15.1%)					3,776,192
NET ASSETS (100.0%)					$24,978,028

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡‡  Collateral segregated for futures contracts.

#  Variable rate obligations — The interest rate is the rate as of December 31, 2009.

See Accompanying Notes to Financial Statements.
36

Credit Suisse Cayman Commodity Fund II, Ltd.
Statement of Assets and Liabilities
December 31, 2009

Assets
Investments at value (Cost $21,203,179) (Note 2)	$21,201,836
Cash	864
Cash segregated at brokers for futures contracts and swap contracts	3,950,197
Receivable from investment adviser (Note 3)	40,383
Interest receivable	10,992
Total Assets	25,204,272
Liabilities
Unrealized depreciation on open swap contracts	209,273
Variation margin payable (Note 2)	5,320
Other accrued expenses payable	11,651
Total Liabilities	226,244
Net Assets
Par value of participating shares (Note 4)	34,674
Paid-in capital (Note 4)	46,365,326
Undistributed net investment income	298,203
Accumulated net realized loss on investments, futures contracts and swap contracts	(21,455,281)
Net unrealized depreciation from investments, futures contracts and swap contracts	(264,894)
Net Assets	$24,978,028
Shares outstanding	34,673,968
Net asset value, offering price and redemption price per share	$0.72

See Accompanying Notes to Financial Statements.
37

Credit Suisse Cayman Commodity Fund II, Ltd.
Statement of Operations
For the Year Ended December 31, 2009

Investment Income (Note 2)
Interest	$57,407
Expenses
Administrative services fees (Note 3)	9,760
Audit fees	24,000
Total expenses	33,760
Less: fees reimbursed (Note 3)	(33,760)
Net expenses	—
Net investment income	57,407
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized gain from investments	1,828
Net realized gain from futures contracts	41,150
Net realized gain from swap contracts	13,403,734
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	(2,206,126)
Net realized and unrealized gain from investments, futures contracts and swap contracts	11,240,586
Net increase in net assets resulting from operations	$11,297,993

See Accompanying Notes to Financial Statements.
38

Credit Suisse Cayman Commodity Fund II, Ltd.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
From Operations
Net investment income	$57,407	$220,652
Net realized gain (loss) from investments, futures contracts and swap contracts	13,446,712	(34,978,220)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	(2,206,126)	1,952,023
Net increase (decrease) in net assets resulting from operations	11,297,993	(32,805,545)
From Capital Share Transactions (Note 4)
Proceeds from sale of shares	4,000,000	48,400,000
Net asset value of shares redeemed	(7,000,000)	—
Net increase (decrease) in net assets from capital share transactions	(3,000,000)	48,400,000
Net increase in net assets	8,297,993	15,594,455
Net Assets
Beginning of year	16,680,035	1,085,580
End of year (including undistributed net investment income of $298,203, and $240,796, respectively)	$24,978,028	$16,680,035

See Accompanying Notes to Financial Statements.
39

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements
December 31, 2009

Note 1. Organization

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Fund") is organized as a Cayman Islands Company. The Fund intends to carry on the business of an investment company. The Fund's investment manager is Credit Suisse Asset Management, LLC ("Credit Suisse"). As of December 31, 2009, 100% of the Fund's participating shares were owned by Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio").

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Securities, options, futures contracts and other assets (including swaps and structured note agreements), for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

40

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Agency Obligations	$—	$15,831,038	$—	$15,831,038
United States Treasury Obligations	—	999,798	—	999,798
Short-Term Investment	—	4,371,000	—	4,371,000
Other Financial Instruments*
Futures	(54,277)	—	—	(54,277)
Swaps	—	(209,273)	—	(209,273)
	$(54,277)	$20,992,563	$—	$20,938,286

*Other financial instruments include futures, forwards and swap contracts.

41

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Effective January 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

Fair Values of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
	Variation margin		Variation margin
	receivable, Net		payable, Liabilities —
Futures Contracts on	Assets — Unrealized		Unrealized
Commodities	Appreciation	$0	Depreciation	$54,277	*
Commodity Index Swaps	Net Assets — Unrealized Appreciation	0	Liabilities — Unrealized Depreciation	209,273
Total		$0		$263,550

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized in Income Futures Contracts on Commodities	$41,150
Commodity Index Swaps	13,403,734
Total	$13,444,884
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income Futures Contracts on Commodities	$68,586
Commodity Index Swaps	(2,254,887)
Total	$(2,186,301)

The notional amount of futures contracts and commodity index swaps at period end are reflected in the Notes to Financial Statements and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period for the Portfolio.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts

42

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) INCOME TAXES — The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2027. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclose of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in commodities. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as

43

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At December 31, 2009, the Fund had the following open futures contracts:

Contract Description	Notional Value	Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy	271,000	$33,486
		$33,486
Contracts to Sell
Energy	(271,000)	$(87,763)
		$(87,763)
Net unrealized appreciation (depreciation)		$(54,277)

G) SWAPS — The Fund may enter into commodity index swaps for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into commodity index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The Fund's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional

44

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. At December 31, 2009, the Fund had the following outstanding swap contracts:

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Unrealized Appreciation/ (Depreciation)
USD	$17,902,130	1/27/2010	Barclays	Commodity Index Return	Fee plus Treasury Bill Rate	$(58,195)
USD	$41,079,935	1/27/2010	Bank of America	Commodity Index Return	Fee plus Treasury Bill Rate	(133,539)
USD	$5,406,562	1/29/2010	Societe Generale	Commodity Index Return	Fee plus Treasury Bill Rate	(17,539)
						$(209,273)

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse recognizes that it receives compensation for performing investment advisory services for the Credit Suisse Trust — Commodity Return Strategy Portfolio pursuant to a separate investment advisory agreement and agrees to receive no additional compensation for rendering its services to the Fund. During the year ended December 31, 2009, Credit Suisse voluntarily reimbursed the Fund $33,760 in Fund expenses. Credit Suisse will not recapture from the Fund any fees it waived or expenses it reimbursed during the year ended December 31, 2009. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

State Street Bank and Trust Company ("SSB") serves as administrator to the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets for each fund/portfolio, subject to annual minimum fee. For the year ended December 31, 2009, administrative services fees earned by SSB were $9,760.

45

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2009

Note 4. Capital Share Transactions

The Fund issued 100,000 participating shares for $1,000,000 on July 27, 2007 in conjunction with the initial capitalization of the Fund. Capital transactions were as follows:

	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
	Shares	Value	Shares	Value
Shares sold	11,899,312	$4,000,000	37,927,058	$48,400,000
Shares redeemed	(15,252,402)	(7,000,000)	—	—
Net increase (decrease)	(3,353,090)	$(3,000,000)	37,927,058	$48,400,000

Note 5. Financial Highlights

The following represents the total return of the Fund for the year ended December 31, 2009 and the year ended December 31, 2008, respectively. Total returns were calculated based upon the daily returns of the Fund during the years represented.

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Total Return	63.64%	(95.95)%

The following represents certain financial ratios of the Fund for the years noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these years.

Ratio to Average Net Assets:	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net investment income	0.31%	2.08%
Total expenses (before expense reimbursement)	0.18%	0.29%
Total expenses (after expense reimbursement)	0.00%	0.00%

Note 6. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

46

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2009

Note 7. Subsequent Events

Effective June 30, 2009, the Fund adopted the Financial Accounting Standards Board ("FASB") amendments to general standards on accounting for and disclosures of subsequent events. Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through February 18, 2010. Management has determined that there are no material events that would require disclosure in the Fund's financial statements through this date.

47

Credit Suisse Cayman Commodity Fund II, Ltd.
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Cayman Commodity Fund II, Ltd.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, present fairly, in all material respects, the financial position of Credit Suisse Cayman Commodity Fund II, Ltd. (the "Fund") at December 31, 2009, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2010

48

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRCOM-AR-1209

CREDIT SUISSE FUNDS

Annual Report

December 31, 2009

CREDIT SUISSE TRUST
■  U.S. EQUITY FLEX I PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2009; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report
December 31, 2009 (unaudited)

January 20, 2010

Dear Shareholder:

On May 1, 2009, the Credit Suisse Trust — Small Cap Core Portfolio became the Credit Suisse Trust — U.S. Equity Flex I Portfolio (the "Portfolio"). Concurrently, the investment strategy changed to a "flexible 130/30" strategy whereby the Portfolio generally will hold (i) long positions, either directly or through derivatives, in an amount up to approximately 130% of its net assets and (ii) short positions, either directly or through derivatives, in an amount up to approximately 30% of its net assets. The Portfolio will continue to invest in equity securities of U.S. companies.

Under the new investment strategy, the Portfolio will seek to outperform the Russell 3000® Index (the "Benchmark"). The Benchmark is designed to measure the performance of the largest 3000 U.S. companies, representing approximately 98% of the publicly-traded U.S. equity market.

The Portfolio will continue to follow quantitative portfolio management techniques rather than a traditional fundamental equity research approach, and the Portfolio's portfolio manager will continue to select securities for the Portfolio using the same proprietary quantitative models that it previously employed. For more information regarding the new "flex" investment strategy, please see the Portfolio's prospectus.

For the 12 months ended December 31, 2009, the Credit Suisse Trust — U.S. Equity Flex I Portfolio (the "Portfolio") had a gain of 24.79%, versus an increase of 28.34% for the Benchmark.1

Market Review: A positive end to a challenging year

At the end of 2009, the markets rebounded with the S&P 500 Index total return gaining 26.47% for the year, the Dow Jones Industrial Average increasing 22.68% for the year, and the Benchmark gaining 28.34% for the year.

However, despite what seems to be a global recovery in the markets, there are still signs that a full recovery is a ways off. For example, the U.S. unemployment rate remains at 10.0% (as of November 2009), and the Federal Funds rate continues to be 0.0% - 0.25%. Additionally, the Conference Board Consumer Confidence Index reported 52.9 on December 29, up only slightly from 50.6 in November.

1

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Strategic Review and Outlook: Look for balance sheet and earnings quality in 2010

On May 1, 2009, the Portfolio's investment strategy changed from a long-only strategy to a flex strategy, which allows long and short positions while maintaining an approximate 100% net long exposure. The term "flex" in the Portfolio's name refers to the ability of the Portfolio to vary from 100% to 130% in its long positions and from 0% to 30% in its short positions, based on market conditions. While the Portfolio intends to utilize short exposure, it may refrain completely from doing so under certain conditions.

The Portfolio continues to be managed by the Quantitative Equities Group within Credit Suisse Asset Management, LLC, which has managed funds with a flex-style strategy since January of 2007. The Quantitative Equities Group believes that utilizing a flex strategy should offer increased return potential for a given level of risk compared to a long-only strategy.

For the year ended December 31, 2009, the Portfolio underperformed its benchmark. Stock selection in the energy, information technology, and consumer discretionary sectors contributed positively to performance, while stock selection in financials detracted from performance. Healthcare and industrials also detracted from performance, due to both stock selection and sector weighting.

Overall, the Portfolio's performance was fairly steady until the latter half of 2009, when the performance lagged as compared to the rally of stocks with higher volatility. It was a difficult environment for individual stock picks, but a good environment for taking directional or thematic bets due to the rapid shift from a bear market to a bull market. Additionally, low summer volume made it harder to trade effectively as increasing retail trading volume and decreasing institutional trading resulted in more erratic stock moves. Against the backdrop of these conditions, the Fund underperformed its benchmark. Despite this trend, we do not believe short-term trading based on trends is sustainable or profitable over the long term. Although we may experience temporary losses, we believe the better strategy is to continue to enter positions at attractive prices and increase the potential for strong longer-term returns going forward.

During the period, Constantin Filitti and Timothy Schwider joined Jordan Low, the lead manager, as portfolio managers of the Credit Suisse Quantitative Equities Group responsible for the day-to-day portfolio management of the Fund.

Going forward, we believe that macro economic factors will have less impact, as the majority of stimulus packages and large bankruptcies have been

2

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

incorporated into market valuations. As the world continues to adjust to the new regime of government support and increased transparency, we expect that stock selection will be more important in the coming months than macro bets. In our opinion, the first stage of the recovery is coming to an end. Market volatility should gradually become less important as investors begin to focus more on underlying fundamentals of companies. We also believe that balance sheet and earnings quality will be positively rewarded in 2010. And, although we expect the market to remain difficult in the near term, we are comfortable with our proactive long-term investment process going forward.

Credit Suisse Quantitative Equities Group

Jordan Low
Constantin Filitti
Timothy Schwider

Short sales expose the portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the portfolio. The portfolio's loss on a short sale could theoretically be unlimited in a case where the portfolio is unable to close out its short position.

Derivatives are subject to a number of risks such as correlation risk, liquidity risk, interest-rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The use of leverage subjects the portfolio to the risk of magnified capital losses that can occur when losses affect an asset base — enlarged by borrowings or the creation of liabilities — that exceeds the net assets of the portfolio. The net asset value of the portfolio when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Investing in small to medium-sized companies may be more volatile and less liquid than investments in larger companies.

3

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Special situations are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

4

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — U.S. Equity Flex I Portfolio, the Russell 3000® Index1
and the S&P SmallCap 600 Index1 for Ten Years.

5

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Average Annual Returns as of December 31, 2009

1 Year	5 Years	10 Years	Since Inception[2]
24.79%	(3.79)%	(4.68)%	3.62%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross and net expense ratios are 1.81%.

1  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Effective May 1, 2009, the Russell 3000® Index replaced the Standard & Poor's SmallCap 600 Index as the benchmark-index for the Portfolio. The Standard & Poor's SmallCap 600 Index is an unmanaged market-weighted index of 600 U.S. stocks selected on the basis of market capitalization, liquidity and industry group representation. It is a registered trademark of The McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

2  Inception date 06/30/95.

6

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2009.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

7

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2009

Actual Portfolio Return
Beginning Account Value 7/1/09	$1,000.00
Ending Account Value 12/31/09	$1,211.90
Expenses Paid per $1,000*	$12.04
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/09	$1,000.00
Ending Account Value 12/31/09	$1,014.32
Expenses Paid per $1,000*	$10.97
Annualized Expense Ratio*	2.16%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

8

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

SECTOR BREAKDOWN*

	Long	Short	Net
Information Technology	28.4%	(3.0)%	25.4%
Consumer Discretionary	21.5%	(3.1)%	18.4%
Financials	16.9%	(3.7)%	13.2%
Health Care	13.6%	(2.0)%	11.6%
Consumer Staples	9.7%	(1.2)%	8.5%
Energy	9.8%	(2.2)%	7.6%
Industrials	9.9%	(3.5)%	6.4%
Materials	3.4%	(1.5)%	1.9%
Utilities	3.3%	(1.5)%	1.8%
Telecommunication Services	1.0%	(0.2)%	0.8%
Short-Term Investments	4.4%	(0.0)%	4.4%
Total	121.9%	(21.9)%	100.0%

*  Expressed as a percentage of total long/short investments, respectively, (excluding securities lending collateral, if applicable) and may vary over time.

9

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS (118.1%)
COMMON STOCKS (118.1%)
Aerospace & Defense (4.6%)
Alliant Techsystems, Inc.*§	5,513	$486,633
American Science and Engineering, Inc.§	200	15,168
Cubic Corp.§	531	19,806
HEICO Corp.	200	8,866
ITT Corp.§	43,300	2,153,742
Lockheed Martin Corp.	45,100	3,398,285
Raytheon Co.§	29,169	1,502,787
		7,585,287
Air Freight & Logistics (0.8%)
United Parcel Service, Inc. Class B§	23,900	1,371,143
Uti Worldwide, Inc.	1,200	17,184
		1,388,327
Airlines (0.6%)
Alaska Air Group, Inc.*§	12,600	435,456
Copa Holdings SA Class A	300	16,341
UAL Corp.*§	34,700	447,977
		899,774
Auto Components (0.3%)
Gentex Corp.§	4,300	76,755
Superior Industries International, Inc.§	2,400	36,720
TRW Automotive Holdings Corp.*§	700	16,716
WABCO Holdings, Inc.	14,800	381,692
		511,883
Automobiles (0.0%)
Winnebago Industries, Inc.*§	3,300	40,260
Beverages (2.9%)
Brown-Forman Corp. Class B§	3,400	182,138
PepsiCo, Inc.	73,000	4,438,400
The Boston Beer Co., Inc. Class A*§	2,000	93,200
		4,713,738
Biotechnology (3.1%)
Alexion Pharmaceuticals, Inc.*§	9,000	439,380
Amgen, Inc.*	67,500	3,818,475
Cubist Pharmaceuticals, Inc.*§	21,450	406,906
Exelixis, Inc.*§	1,700	12,529
Martek Biosciences Corp.*§	7,300	138,262
Medivation, Inc.*§	400	15,060
Myriad Genetics, Inc.*	7,500	195,750
Regeneron Pharmaceuticals, Inc.*§	733	17,724
		5,044,086

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Building Products (0.2%)
Armstrong World Industries, Inc.*§	2,200	$85,646
Griffon Corp.*§	6,652	81,287
Universal Forest Products, Inc.§	3,800	139,878
		306,811
Capital Markets (3.4%)
American Capital, Ltd.*	3,361	8,201
Apollo Investment Corp.§	2,512	23,939
Ares Capital Corp.§	1,300	16,185
BlackRock Kelso Capital Corp.	100	852
Lazard, Ltd. Class A	1,100	41,767
NGP Capital Resources Co.§	5	41
State Street Corp.	21,400	931,756
The Bank of New York Mellon Corp.§	2,275	63,632
The Goldman Sachs Group, Inc.	26,600	4,491,144
		5,577,517
Chemicals (2.6%)
CF Industries Holdings, Inc.	3,700	335,886
E.I. Du Pont de Nemours & Co.	400	13,468
Eastman Chemical Co.§	47,217	2,844,352
Ecolab, Inc.§	18,100	806,898
Terra Industries, Inc.§	1,500	48,285
Westlake Chemical Corp.§	4,800	119,664
		4,168,553
Commercial Banks (2.5%)
Bank of the Ozarks, Inc.§	400	11,708
CapitalSource, Inc.§	4,200	16,674
Chemical Financial Corp.§	500	11,790
City Holding Co.§	1,500	48,495
Cullen/Frost Bankers, Inc.§	6,062	303,100
First Financial Bankshares, Inc.§	3,641	197,451
First Midwest Bancorp, Inc.§	10,850	118,157
FNB Corp.§	9,200	62,468
Glacier Bancorp, Inc.§	11,110	152,429
Hancock Holding Co.§	9,500	416,005
Home Bancshares, Inc.§	1,500	36,105
Huntington Bancshares, Inc.§	8,732	31,872
International Bancshares Corp.§	800	15,144
MB Financial, Inc.§	1,200	23,664
NBT Bancorp, Inc.§	5,500	112,035
PacWest Bancorp§	985	19,848
S&T Bancorp, Inc.§	6,400	108,864
Signature Bank*§	4,600	146,740
Sterling Bancshares, Inc.§	4,080	20,930
Tompkins Financial Corp.§	700	28,350
U.S. Bancorp§	50,920	1,146,209

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Commercial Banks
UMB Financial Corp.§	9,400	$369,890
Umpqua Holdings Corp.§	34,000	455,940
Westamerica BanCorporation§	700	38,759
Wintrust Financial Corp.§	6,900	212,451
		4,105,078
Commercial Services & Supplies (0.3%)
ATC Technology Corp.*§	12,800	305,280
Healthcare Services Group, Inc.§	4,200	90,132
McGrath Rentcorp§	600	13,416
Mine Safety Appliances Co.§	2,000	53,060
SYKES Enterprises, Inc.*§	500	12,735
		474,623
Communications Equipment (1.9%)
Juniper Networks, Inc.*§	7,300	194,691
Netgear, Inc.*§	500	10,845
Oplink Communications, Inc.*	1,300	21,307
QUALCOMM, Inc.	60,400	2,794,104
Viasat, Inc.*§	4,000	127,120
		3,148,067
Computers & Peripherals (6.5%)
Apple, Inc.*	6,691	1,410,864
Avid Technology, Inc.*§	5,300	67,628
Electronics for Imaging, Inc.*§	1,200	15,612
EMC Corp.*§	194,079	3,390,560
International Business Machines Corp.	600	78,540
NetApp, Inc.*§	28,000	962,920
Seagate Technology	5,900	107,321
Sun Microsystems, Inc.*	39,400	369,178
Western Digital Corp.*§	95,698	4,225,067
		10,627,690
Construction & Engineering (1.4%)
Fluor Corp.§	50,492	2,274,160
Consumer Finance (0.7%)
Capital One Financial Corp.§	27,100	1,039,014
First Cash Financial Services, Inc.*§	4,900	108,731
		1,147,745
Diversified Consumer Services (1.0%)
Capella Education Co.*§	1,400	105,420
Corinthian Colleges, Inc.*§	88,470	1,218,232
DeVry, Inc.§	2,700	153,171
Hillenbrand, Inc.§	1,432	26,979
Lincoln Educational Services Corp.*§	700	15,169
Strayer Education, Inc.§	200	42,498
		1,561,469

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Diversified Financial Services (4.9%)
Citigroup, Inc.	250,000	$827,500
Compass Diversified Holdings§	300	3,828
JPMorgan Chase & Co.	172,700	7,196,409
MSCI, Inc. Class A*	600	19,080
		8,046,817
Diversified Telecommunication Services (0.7%)
Alaska Communications Systems Group, Inc.§	5,800	46,284
AT&T, Inc.	33,707	944,807
Cbeyond, Inc.*§	2,000	31,500
Consolidated Communications Holdings, Inc.§	800	14,000
General Communication, Inc. Class A*§	5,800	37,004
Qwest Communications International, Inc.§	17,800	74,938
		1,148,533
Electric Utilities (0.0%)
Exelon Corp.§	900	43,983
Electrical Equipment (1.3%)
Belden, Inc.	600	13,152
Emerson Electric Co.§	44,100	1,878,660
EnerSys*	7,200	157,464
General Cable Corp.*§	900	26,478
		2,075,754
Electronic Equipment, Instruments & Components (1.3%)
Brightpoint, Inc.*§	5,900	43,365
IPG Photonics Corp.*§	900	15,066
Jabil Circuit, Inc.§	2,400	41,688
Scansource, Inc.*§	600	16,020
Tech Data Corp.*§	42,900	2,001,714
		2,117,853
Energy Equipment & Services (1.0%)
Global Industries, Ltd.*§	53,944	384,621
Key Energy Services, Inc.*	1,400	12,306
Schlumberger, Ltd.	14,500	943,805
T-3 Energy Services, Inc.*	1,600	40,800
Tidewater, Inc.§	4,900	234,955
		1,616,487
Food & Staples Retailing (0.9%)
Costco Wholesale Corp.§	3,600	213,012
Nash Finch Co.§	2,800	103,852
Spartan Stores, Inc.§	6,000	85,740
The Pantry, Inc.*	3,000	40,770
Whole Foods Market, Inc.*§	35,800	982,710
Winn-Dixie Stores, Inc.*§	1,200	12,048
		1,438,132

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Food Products (1.7%)
Archer-Daniels-Midland Co.	36,088	$1,129,915
Bunge, Ltd.	1,800	114,894
Fresh Del Monte Produce, Inc.*	500	11,050
Hormel Foods Corp.§	3,900	149,955
J & J Snack Foods Corp.§	3,200	127,872
Lancaster Colony Corp.§	8,927	443,672
Lance, Inc.§	5,000	131,500
The Hershey Co.§	16,495	590,356
		2,699,214
Health Care Equipment & Supplies (0.8%)
ABIOMED, Inc.*§	2,100	18,354
American Medical Systems Holdings, Inc.*§	2,500	48,225
Becton, Dickinson and Co.§	500	39,430
CR Bard, Inc.§	1,700	132,430
Greatbatch, Inc.*§	4,300	82,689
Integra LifeSciences Holdings*	3,000	110,340
Invacare Corp.§	1,450	36,163
STERIS Corp.§	28,000	783,160
Stryker Corp.	1,300	65,481
Thoratec Corp.*§	1,600	43,072
		1,359,344
Health Care Providers & Services (5.0%)
Aetna, Inc.§	51,100	1,619,870
Alliance HealthCare Services, Inc.*§	5,600	31,976
AmerisourceBergen Corp.§	3,100	80,817
Amsurg Corp.*§	9,300	204,786
Catalyst Health Solutions, Inc.*§	5,604	204,378
CIGNA Corp.§	10,100	356,227
Genoptix, Inc.*§	600	21,318
Gentiva Health Services, Inc.*§	1,895	51,184
Healthsouth Corp.*	1,100	20,647
Henry Schein, Inc.*§	4,200	220,920
Humana, Inc.*§	109,800	4,819,122
Universal Health Services, Inc. Class B	600	18,300
WellPoint, Inc.*	10,100	588,729
		8,238,274
Health Care Technology (0.1%)
Phase Forward, Inc.*§	8,200	125,870
Hotels, Restaurants & Leisure (4.6%)
Carnival Corp.*§	59,300	1,879,217
Darden Restaurants, Inc.§	58,485	2,051,069
Isle of Capri Casinos, Inc.*§	6,900	51,612
Jack in the Box, Inc.*§	4,400	86,548
Royal Caribbean Cruises, Ltd.*	1,700	42,976

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Hotels, Restaurants & Leisure
Sonic Corp.*§	600	$6,042
Starbucks Corp.*§	145,100	3,346,006
Wendy's/Arby's Group, Inc. Class A§	4,600	21,574
		7,485,044
Household Durables (1.2%)
Garmin, Ltd.	1,500	46,050
La-Z-Boy, Inc.*§	4,900	46,697
Leggett & Platt, Inc.§	79,903	1,630,021
National Presto Industries, Inc.§	800	87,384
NVR, Inc.*§	200	142,142
		1,952,294
Household Products (1.4%)
Colgate-Palmolive Co.§	7,500	616,125
Energizer Holdings, Inc.*§	100	6,128
Kimberly-Clark Corp.	17,200	1,095,812
The Procter & Gamble Co.	9,480	574,772
		2,292,837
Independent Power Producers & Energy Traders (0.0%)
NRG Energy, Inc.*	200	4,722
Industrial Conglomerates (0.1%)
McDermott International, Inc.*	2,700	64,827
Tredegar Corp.	3,900	61,698
		126,525
Insurance (2.7%)
Allied World Assurance Co. Holdings, Ltd.	700	32,249
American Equity Investment Life Holding Co.	1,500	11,160
AON Corp.	3,900	149,526
Arch Capital Group, Ltd.*	700	50,085
Argo Group International Holdings, Ltd.*	400	11,656
Aspen Insurance Holdings, Ltd.	1,100	27,995
Assured Guaranty, Ltd.§	1,100	23,936
Axis Capital Holdings, Ltd.	1,900	53,979
eHealth, Inc.*§	4,300	70,649
Everest Re Group, Ltd.	800	68,544
First American Corp.	58	1,920
Infinity Property & Casualty Corp.	1,500	60,960
Loews Corp.	14,480	526,348
Max Capital Group, Ltd.	600	13,380
MBIA, Inc.*§	3,600	14,328
Montpelier Re Holdings, Ltd.	1,100	19,052
Navigators Group, Inc.*§	5,500	259,105
PartnerRe, Ltd.	800	59,728
Platinum Underwriters Holdings, Ltd.	600	22,974
RenaissanceRe Holdings, Ltd.	800	42,520

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Insurance
Selective Insurance Group, Inc.	800	$13,160
The Hanover Insurance Group, Inc.§	800	35,544
The Travelers Cos., Inc.	55,700	2,777,202
Validus Holdings, Ltd.	1,300	35,022
Wesco Financial Corp.§	100	34,300
White Mountains Insurance Group, Ltd.	100	33,266
		4,448,588
Internet & Catalog Retail (0.0%)
Blue Nile, Inc.*	200	12,666
Internet Software & Services (3.6%)
AOL, Inc.*§	9,481	220,718
DealerTrack Holdings, Inc.*§	1,800	33,822
Google, Inc. Class A*	2,100	1,301,958
j2 Global Communications, Inc.*§	15,700	319,495
Sohu.com, Inc.*§	27,700	1,586,656
The Knot, Inc.*§	1,600	16,112
United Online, Inc.§	14,000	100,660
VeriSign, Inc.*§	93,300	2,261,592
		5,841,013
IT Services (1.7%)
Acxiom Corp.*	1,616	21,687
Affiliated Computer Services, Inc. Class A*§	800	47,752
Amdocs, Ltd.*	2,500	71,325
Broadridge Financial Solutions, Inc.	2,048	46,203
CSG Systems International, Inc.*§	18,700	356,983
Fidelity National Information Services, Inc.	2,600	60,944
Genpact, Ltd.*	700	10,430
Global Cash Access Holdings, Inc.*§	13,104	98,149
Global Payments, Inc.§	28,462	1,532,963
Mastercard, Inc. Class A	2,100	537,558
NeuStar, Inc. Class A*§	2,800	64,512
		2,848,506
Leisure Equipment & Products (0.1%)
Eastman Kodak Co.*§	5,100	21,522
Jakks Pacific, Inc.*§	1,400	16,968
Mattel, Inc.	5,500	109,890
		148,380
Life Sciences Tools & Services (2.7%)
Dionex Corp.*§	4,000	295,480
eResearchTechnology, Inc.*§	5,800	34,858
Waters Corp.*§	64,833	4,017,053
		4,347,391

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Machinery (0.6%)
Badger Meter, Inc.§	900	$35,838
Colfax Corp.*§	1,800	21,672
Donaldson Co., Inc.	3,800	161,652
Federal Signal Corp.§	5,612	33,784
FreightCar America, Inc.§	6,100	120,963
Illinois Tool Works, Inc.§	800	38,392
Lindsay Corp.§	7,000	278,950
Navistar International Corp.*§	3,800	146,870
Nordson Corp.§	1,200	73,416
The Manitowoc Co., Inc.§	400	3,988
		915,525
Media (3.8%)
Cablevision Systems Corp. Group A	2,900	74,878
Central European Media Enterprises, Ltd. Class A*	500	11,805
Comcast Corp. Class A§	66,000	1,112,760
DIRECTV Class A*	7,100	236,785
DISH Network Corp. Class A	17,600	365,552
Harte-Hanks, Inc.§	7,014	75,611
National CineMedia, Inc.	11,800	195,526
Time Warner, Inc.§	141,400	4,120,396
Virgin Media, Inc.§	3,955	66,563
		6,259,876
Metals & Mining (0.9%)
Hecla Mining Co.*§	73,500	454,230
Reliance Steel & Aluminum Co.§	17,744	766,896
Stillwater Mining Co.*	5,700	54,036
Worthington Industries, Inc.§	13,014	170,093
		1,445,255
Multi-Utilities (3.3%)
CH Energy Group, Inc.§	1,857	78,959
NSTAR§	6,771	249,173
Public Service Enterprise Group, Inc.§	150,300	4,997,475
		5,325,607
Multiline Retail (4.4%)
Big Lots, Inc.*§	31,959	926,172
Dollar Tree, Inc.*§	28,000	1,352,400
Family Dollar Stores, Inc.§	8,400	233,772
Fred's, Inc. Class A§	18,400	187,680
J.C. Penney Co., Inc.§	42,500	1,130,925
Kohl's Corp.*§	49,100	2,647,963
Macy's, Inc.§	18,100	303,356
Retail Ventures, Inc.*§	2,200	19,558
Target Corp.	6,200	299,894
		7,101,720

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Oil, Gas & Consumable Fuels (8.9%)
Apache Corp.	51,400	$5,302,938
ConocoPhillips	118,100	6,031,367
Exxon Mobil Corp.	36,449	2,485,457
Frontline, Ltd.	700	19,124
GMX Resources, Inc.*§	400	5,496
Gran Tierra Energy, Inc.*	2,156	12,354
James River Coal Co.*	3,600	66,708
Nordic American Tanker Shipping	600	18,000
Petroleum Development Corp.*	1,100	20,031
Petroquest Energy, Inc.*§	7,200	44,136
Rex Energy Corp.*§	7,700	92,400
Rosetta Resources, Inc.*§	1,600	31,888
Ship Finance International, Ltd.§	609	8,301
Stone Energy Corp.*§	19,300	348,365
Teekay Corp.	600	13,926
W&T Offshore, Inc.§	1,400	16,380
		14,516,871
Paper & Forest Products (0.0%)
Neenah Paper, Inc.	800	11,160
Personal Products (3.0%)
Elizabeth Arden, Inc.*§	700	10,108
Herbalife, Ltd.	900	36,513
Mead Johnson Nutrition Co. Class A	500	21,850
The Estee Lauder Cos., Inc. Class A§	98,400	4,758,624
		4,827,095
Pharmaceuticals (1.9%)
Bristol-Myers Squibb Co.§	2,200	55,550
Endo Pharmaceuticals Holdings, Inc.*§	18,600	381,486
Impax Laboratories, Inc.*§	800	10,880
Indevus Pharmaceuticals, Inc. - (Escrow shares)*^§	2,200	0
Johnson & Johnson§	300	19,323
Merck & Co., Inc.	7,030	256,876
Mylan, Inc.*§	125,300	2,309,279
Nektar Therapeutics*§	2,100	19,572
Valeant Pharmaceuticals International*§	4,100	130,339
		3,183,305
Real Estate Investment Trusts (2.5%)
American Campus Communities, Inc.§	3,000	84,300
Annaly Capital Management, Inc.§	53,795	933,343
Chimera Investment Corp.§	10,471	40,628
Cousins Properties, Inc.§	1,918	14,634
DCT Industrial Trust, Inc.§	3,400	17,068
Nationwide Health Properties, Inc.	6,200	218,116
Public Storage§	26,321	2,143,846
Rayonier, Inc.§	14,400	607,104
Simon Property Group, Inc.§	3	160
Vornado Realty Trust	413	28,885
		4,088,084

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Road & Rail (0.1%)
Landstar System, Inc.§	4,800	$186,096
Semiconductors & Semiconductor Equipment (7.1%)
Atmel Corp.*§	5,458	25,161
Cypress Semiconductor Corp.*	2,900	30,624
FEI Co.*§	1,600	37,376
Integrated Device Technology, Inc.*	3,400	21,998
Intel Corp.	62,100	1,266,840
Linear Technology Corp.§	26,000	794,040
LSI Corp.*§	9,700	58,297
Marvell Technology Group, Ltd.*	5,500	114,125
Micron Technology, Inc.*§	155,200	1,638,912
MKS Instruments, Inc.*§	12,400	215,884
RF Micro Devices, Inc.*§	4,700	22,419
Semtech Corp.*§	22,148	376,738
Texas Instruments, Inc.§	212,867	5,547,314
Veeco Instruments, Inc.*§	600	19,824
Xilinx, Inc.§	54,300	1,360,758
		11,530,310
Software (6.3%)
Advent Software, Inc.*§	5,300	215,869
ANSYS, Inc.*	1,066	46,329
Blackbaud, Inc.§	932	22,023
BMC Software, Inc.*§	2,700	108,270
Fair Isaac Corp.§	6,200	132,122
Microsoft Corp.	80,000	2,439,200
Novell, Inc.*	5,462	22,667
Oracle Corp.	27,800	682,212
Red Hat, Inc.*§	161,570	4,992,513
Symantec Corp.*§	62,700	1,121,703
Take-Two Interactive Software, Inc.*	49,100	493,455
TIBCO Software, Inc.*	2,956	28,466
Ultimate Software Group, Inc.*§	900	26,433
Websense, Inc.*§	1,600	27,936
		10,359,198
Specialty Retail (4.5%)
Aaron's, Inc.§	500	13,865
Advance Auto Parts, Inc.§	64,800	2,623,104
Asbury Automotive Group, Inc.*§	5,000	57,650
AutoNation, Inc.*§	100	1,915
GameStop Corp. Class A*§	11,400	250,116
Group 1 Automotive, Inc.*§	600	17,010
J. Crew Group, Inc.*§	3,300	147,642
Ltd Brands, Inc.§	28,500	548,340
Monro Muffler, Inc.§	4,200	140,448
Rent-A-Center, Inc.*	30,100	533,372

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Specialty Retail
Ross Stores, Inc.§	48,100	$2,054,351
The Gap, Inc.§	13,100	274,445
TJX Cos., Inc.	4,500	164,475
Williams-Sonoma, Inc.§	25,200	523,656
		7,350,389
Textiles, Apparel & Luxury Goods (1.7%)
K-Swiss, Inc. Class A*§	1,400	13,916
NIKE, Inc. Class B§	39,527	2,611,549
The Warnaco Group, Inc.*	3,900	164,541
		2,790,006
Thrifts & Mortgage Finance (0.2%)
Dime Community Bancshares§	7,100	83,212
NewAlliance Bancshares, Inc.§	13,000	156,130
Trustco Bank Corp. NY§	15,110	95,193
		334,535
Water Utilities (0.0%)
SJW Corp.§	900	20,313
Wireless Telecommunication Services (0.3%)
Leap Wireless International, Inc.*	600	10,530
NII Holdings, Inc.*	700	23,506
Sprint Nextel Corp.*§	39,400	144,204
Telephone & Data Systems, Inc.§	1,000	33,920
United States Cellular Corp.*	4,245	180,030
USA Mobility, Inc.§	2,500	27,525
		419,715
TOTAL COMMON STOCKS (Cost $182,748,128)		192,658,355
TOTAL LONG STOCK POSITIONS (Cost $182,748,128)		192,658,355
SHORT-TERM INVESTMENTS (23.4%)
State Street Navigator Prime Portfolio§§	30,969,059	30,969,059
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 0.010%, 01/04/10	$7,211	7,211,000
TOTAL SHORT-TERM INVESTMENTS (Cost $38,180,059)		38,180,059
TOTAL INVESTMENTS AT VALUE (141.5%) (Cost $220,928,187)		230,838,414
TOTAL SECURITIES SOLD SHORT (-22.0%) (Proceeds $32,867,332)		(35,928,696)
LIABILITIES IN EXCESS OF OTHER ASSETS (-19.5%)		(31,793,670)
NET ASSETS (100.0%)		$163,116,048

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS (-22.0%)
COMMON STOCKS (-22.0%)
Aerospace & Defense (-0.5%)
AAR Corp.*	(1,700)	$(39,066)
BE Aerospace, Inc.*	(1,400)	(32,900)
Ceradyne, Inc.*	(1,000)	(19,210)
Curtiss-Wright Corp.	(1,100)	(34,452)
DynCorp International, Inc. Class A*	(900)	(12,915)
Esterline Technologies Corp.*	(800)	(32,616)
General Dynamics Corp.	(700)	(47,719)
Goodrich Corp.	(600)	(38,550)
Hexcel Corp.*	(2,400)	(31,152)
Honeywell International, Inc.	(1,000)	(39,200)
L-3 Communications Holdings, Inc.	(500)	(43,475)
Moog, Inc. Class A*	(1,000)	(29,230)
Northrop Grumman Corp.	(600)	(33,510)
Orbital Sciences Corp.*	(2,200)	(33,572)
Precision Castparts Corp.	(400)	(44,140)
Rockwell Collins, Inc.	(700)	(38,752)
Spirit Aerosystems Holdings, Inc. Class A*	(1,900)	(37,734)
Stanley, Inc.*	(500)	(13,705)
Teledyne Technologies, Inc.*	(900)	(34,524)
The Boeing Co.	(800)	(43,304)
TransDigm Group, Inc.	(800)	(37,992)
Triumph Group, Inc.	(500)	(24,125)
United Technologies Corp.	(800)	(55,528)
		(797,371)
Air Freight & Logistics (-0.1%)
Atlas Air Worldwide Holdings, Inc.*	(800)	(29,800)
CH Robinson Worldwide, Inc.	(200)	(11,746)
Expeditors International of Washington, Inc.	(1,000)	(34,730)
Forward Air Corp.	(500)	(12,525)
HUB Group, Inc. Class A*	(1,000)	(26,830)
		(115,631)
Airlines (-0.1%)
AMR Corp.*	(4,000)	(30,920)
Continental Airlines, Inc. Class B*	(2,100)	(37,632)
Delta Air Lines, Inc.*	(3,000)	(34,140)
Hawaiian Holdings, Inc.*	(3,000)	(21,000)
JetBlue Airways Corp.*	(3,600)	(19,620)
Southwest Airlines Co.	(3,600)	(41,148)
		(184,460)
Auto Components (-0.2%)
ArvinMeritor, Inc.*	(2,800)	(31,304)
Autoliv, Inc.	(500)	(21,680)
BorgWarner, Inc.	(900)	(29,898)
Cooper Tire & Rubber Co.	(1,500)	(30,075)

See Accompanying Notes to Financial Statements.
21

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Auto Components
Dana Holding Corp.*	(2,800)	$(30,352)
Drew Industries, Inc.*	(1,100)	(22,715)
Johnson Controls, Inc.	(800)	(21,792)
Tenneco, Inc.*	(1,500)	(26,595)
The Goodyear Tire & Rubber Co.*	(2,000)	(28,200)
		(242,611)
Automobiles (-0.1%)
Ford Motor Co.*	(2,500)	(25,000)
Harley-Davidson, Inc.	(1,400)	(35,280)
Thor Industries, Inc.	(1,000)	(31,400)
		(91,680)
Beverages (-0.1%)
Central European Distribution Corp.*	(1,100)	(31,251)
Coca-Cola Enterprises, Inc.	(1,400)	(29,680)
Dr. Pepper Snapple Group, Inc.	(1,300)	(36,790)
Hansen Natural Corp.*	(900)	(34,560)
Molson Coors Brewing Co. Class B	(600)	(27,096)
PepsiAmericas, Inc.	(200)	(5,852)
The Coca-Cola Co.	(1,300)	(74,100)
		(239,329)
Biotechnology (-0.3%)
Allos Therapeutics, Inc.*	(1,100)	(7,227)
AMAG Pharmaceuticals, Inc.*	(600)	(22,818)
Amylin Pharmaceuticals, Inc.*	(2,200)	(31,218)
Biogen Idec, Inc.*	(600)	(32,100)
BioMarin Pharmaceutical, Inc.*	(1,800)	(33,858)
Celgene Corp.*	(700)	(38,976)
Cephalon, Inc.*	(500)	(31,205)
Cepheid, Inc.*	(1,800)	(22,464)
Dendreon Corp.*	(1,400)	(36,792)
Emergent Biosolutions, Inc.*	(2,400)	(32,616)
Genzyme Corp.*	(200)	(9,802)
Gilead Sciences, Inc.*	(1,100)	(47,608)
Human Genome Sciences, Inc.*	(1,000)	(30,600)
Onyx Pharmaceuticals, Inc.*	(800)	(23,472)
OSI Pharmaceuticals, Inc.*	(1,100)	(34,133)
Rigel Pharmaceuticals, Inc.*	(700)	(6,657)
Savient Pharmaceuticals, Inc.*	(2,000)	(27,220)
Seattle Genetics, Inc.*	(1,600)	(16,256)
Vertex Pharmaceuticals, Inc.*	(1,000)	(42,850)
		(527,872)

See Accompanying Notes to Financial Statements.
22

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Building Products (-0.1%)
Lennox International, Inc.	(700)	$(27,328)
Masco Corp.	(2,100)	(29,001)
Owens Corning*	(1,300)	(33,332)
Simpson Manufacturing Co., Inc.	(1,100)	(29,579)
		(119,240)
Capital Markets (-0.6%)
Affiliated Managers Group, Inc.*	(400)	(26,940)
AllianceBernstein Holding LP	(800)	(22,480)
Ameriprise Financial, Inc.	(1,100)	(42,702)
BlackRock, Inc.	(100)	(23,220)
Cohen & Steers, Inc.	(1,200)	(27,408)
Eaton Vance Corp.	(1,100)	(33,451)
Federated Investors, Inc. Class B	(1,500)	(41,250)
Franklin Resources, Inc.	(400)	(42,140)
Greenhill & Co., Inc.	(300)	(24,072)
Invesco, Ltd.	(1,600)	(37,584)
Investment Technology Group, Inc.*	(1,400)	(27,580)
Janus Capital Group, Inc.	(3,100)	(41,695)
Jefferies Group, Inc.*	(1,700)	(40,341)
KBW, Inc.*	(1,100)	(30,096)
Knight Capital Group, Inc. Class A*	(2,600)	(40,040)
Legg Mason, Inc.	(1,200)	(36,192)
Morgan Stanley	(1,900)	(56,240)
Northern Trust Corp.	(700)	(36,680)
optionsXpress Holdings, Inc.	(1,900)	(29,355)
Piper Jaffray Cos.*	(500)	(25,305)
Raymond James Financial, Inc.	(1,400)	(33,278)
Riskmetrics Group, Inc.*	(800)	(12,728)
SEI Investments Co.	(1,800)	(31,536)
Stifel Financial Corp.*	(700)	(41,468)
T. Rowe Price Group, Inc.	(800)	(42,600)
TD Ameritrade Holding Corp.*	(2,200)	(42,636)
The Charles Schwab Corp.	(2,000)	(37,640)
Waddell & Reed Financial, Inc. Class A	(1,000)	(30,540)
		(957,197)
Chemicals (-0.6%)
Air Products & Chemicals, Inc.	(500)	(40,530)
Airgas, Inc.	(700)	(33,320)
Albemarle Corp.	(1,100)	(40,007)
Arch Chemicals, Inc.	(800)	(24,704)
Ashland, Inc.	(800)	(31,696)
Cabot Corp.	(600)	(15,738)
Celanese Corp. Series A	(500)	(16,050)
Cytec Industries, Inc.	(900)	(32,778)
Ferro Corp.	(2,100)	(17,304)
FMC Corp.	(600)	(33,456)

See Accompanying Notes to Financial Statements.
23

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Chemicals
H.B. Fuller Co.	(1,200)	$(27,300)
Huntsman Corp.	(3,300)	(37,257)
International Flavors & Fragrances, Inc.	(76)	(3,127)
Intrepid Potash, Inc.*	(1,100)	(32,087)
Koppers Holdings, Inc.	(800)	(24,352)
Minerals Technologies, Inc.	(100)	(5,447)
Monsanto Co.	(500)	(40,875)
Nalco Holding Co.	(1,400)	(35,714)
NewMarket Corp.	(200)	(22,954)
Olin Corp.	(1,900)	(33,288)
OM Group, Inc.*	(900)	(28,251)
PPG Industries, Inc.	(700)	(40,978)
Praxair, Inc.	(600)	(48,186)
Rockwood Holdings, Inc.*	(1,600)	(37,696)
RPM International, Inc.	(1,800)	(36,594)
Sensient Technologies Corp.	(1,300)	(34,190)
Sigma-Aldrich Corp.	(400)	(20,212)
Solutia, Inc.*	(2,200)	(27,940)
The Dow Chemical Co.	(1,400)	(38,682)
The Mosaic Co.	(700)	(41,811)
Valspar Corp.	(1,200)	(32,568)
W.R. Grace & Co.*	(1,400)	(35,490)
		(970,582)
Commercial Banks (-0.6%)
Associated Banc-Corp.	(3,100)	(34,131)
Bancorpsouth, Inc.	(1,100)	(25,806)
Bank of Hawaii Corp.	(800)	(37,648)
BB&T Corp.	(1,700)	(43,129)
Cathay General Bancorp	(4,300)	(32,465)
City National Corp.	(700)	(31,920)
Comerica, Inc.	(1,200)	(35,484)
Commerce Bancshares, Inc.	(840)	(32,525)
Community Bank System, Inc.	(100)	(1,931)
East West Bancorp, Inc.	(2,000)	(31,600)
Fifth Third Bancorp	(3,700)	(36,075)
First Horizon National Corp.*	(2,918)	(39,105)
FirstMerit Corp.	(1,805)	(36,353)
Iberiabank Corp.	(300)	(16,143)
Keycorp	(6,300)	(34,965)
Marshall & Ilsley Corp.	(6,700)	(36,515)
Old National Bancorp	(2,200)	(27,346)
PNC Financial Services Group, Inc.	(700)	(36,953)
Prosperity Bancshares, Inc.	(300)	(12,141)
Regions Financial Corp.	(6,400)	(33,856)
SunTrust Banks, Inc.	(2,000)	(40,580)
SVB Financial Group*	(800)	(33,352)

See Accompanying Notes to Financial Statements.
24

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Commercial Banks
TCF Financial Corp.	(2,700)	$(36,774)
Trustmark Corp.	(400)	(9,016)
Valley National Bancorp	(2,900)	(40,977)
Webster Financial Corp.	(2,300)	(27,301)
Wells Fargo & Co.	(3,200)	(86,368)
Wilmington Trust Corp.	(2,600)	(32,084)
		(922,543)
Commercial Services & Supplies (-0.5%)
ABM Industries, Inc.	(1,100)	(22,726)
American Ecology Corp.	(900)	(15,336)
American Reprographics Co.*	(4,500)	(31,545)
Avery Dennison Corp.	(1,100)	(40,139)
Cenveo, Inc.*	(400)	(3,500)
Cintas Corp.	(500)	(13,025)
Clean Harbors, Inc.*	(600)	(35,766)
Consolidated Graphics, Inc.*	(200)	(7,004)
Copart, Inc.*	(1,000)	(36,630)
Corrections Corp. of America*	(1,700)	(41,735)
Covanta Holding Corp.*	(1,900)	(34,371)
Deluxe Corp.	(1,700)	(25,143)
EnergySolutions, Inc.	(3,800)	(32,262)
Ennis, Inc.	(1,300)	(21,827)
Herman Miller, Inc.	(1,100)	(17,578)
HNI Corp.	(1,000)	(27,630)
Iron Mountain, Inc.*	(1,300)	(29,588)
Knoll, Inc.	(3,000)	(30,990)
Pitney Bowes, Inc.	(1,800)	(40,968)
R. R. Donnelley & Sons Co.	(500)	(11,135)
Republic Services, Inc.	(1,300)	(36,803)
Rollins, Inc.	(1,200)	(23,136)
Steelcase, Inc. Class A	(2,900)	(18,444)
Stericycle, Inc.*	(700)	(38,619)
Team, Inc.*	(1,000)	(18,810)
Tetra Tech., Inc.*	(1,500)	(40,755)
The Brink's Co.	(1,100)	(26,774)
The Geo Group, Inc.*	(1,400)	(30,632)
United Stationers, Inc.*	(600)	(34,110)
Viad Corp.	(300)	(6,189)
Waste Connections, Inc.*	(1,200)	(40,008)
Waste Management, Inc.	(1,200)	(40,572)
		(873,750)

See Accompanying Notes to Financial Statements.
25

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Communications Equipment (-0.4%)
ADC Telecommunications, Inc.*	(4,700)	$(29,187)
ADTRAN, Inc.	(1,300)	(29,315)
Arris Group, Inc.*	(3,000)	(34,290)
Aruba Networks, Inc.*	(2,800)	(29,848)
Black Box Corp.	(200)	(5,668)
Blue Coat Systems, Inc.*	(700)	(19,978)
Brocade Communications Systems, Inc.*	(4,400)	(33,572)
Ciena Corp.*	(2,600)	(28,184)
Cisco Systems, Inc.*	(3,500)	(83,790)
CommScope, Inc.*	(1,300)	(34,489)
Comtech Telecommunications Corp.*	(700)	(24,535)
EchoStar Corp. Class A*	(600)	(12,084)
Emulex Corp.*	(2,500)	(27,250)
F5 Networks, Inc.*	(800)	(42,384)
Harris Corp.	(900)	(42,795)
Hughes Communications, Inc.*	(100)	(2,603)
InterDigital, Inc.*	(1,400)	(37,156)
Motorola, Inc.*	(4,500)	(34,920)
Plantronics, Inc.	(1,100)	(28,578)
Polycom, Inc.*	(600)	(14,982)
Riverbed Technology, Inc.*	(1,500)	(34,455)
Tellabs, Inc.*	(3,800)	(21,584)
		(651,647)
Computers & Peripherals (-0.2%)
3PAR, Inc.*	(3,100)	(36,735)
Dell, Inc.*	(3,000)	(43,080)
Diebold, Inc.	(1,300)	(36,985)
Hewlett-Packard Co.	(1,600)	(82,416)
Imation Corp.*	(1,700)	(14,824)
Intermec, Inc.*	(2,100)	(27,006)
Lexmark International, Inc. Class A*	(1,600)	(41,568)
NCR Corp.*	(3,300)	(36,729)
QLogic Corp.*	(1,700)	(32,079)
SanDisk Corp.*	(1,200)	(34,788)
		(386,210)
Construction & Engineering (-0.2%)
Aecom Technology Corp.*	(1,300)	(35,750)
EMCOR Group, Inc.*	(1,500)	(40,350)
Granite Construction, Inc.	(1,000)	(33,660)
Insituform Technologies, Inc. Class A*	(1,200)	(27,264)
Jacobs Engineering Group, Inc.*	(900)	(33,849)
KBR, Inc.	(1,400)	(26,600)
Layne Christensen Co.*	(600)	(17,226)
MasTec, Inc.*	(2,600)	(32,500)
Orion Marine Group, Inc.*	(200)	(4,212)

See Accompanying Notes to Financial Statements.
26

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Construction & Engineering
Quanta Services, Inc.*	(1,600)	$(33,344)
The Shaw Group, Inc.*	(800)	(23,000)
Tutor Perini Corp.*	(1,700)	(30,736)
URS Corp.*	(500)	(22,260)
		(360,751)
Construction Materials (-0.1%)
Eagle Materials, Inc.	(1,400)	(36,470)
Martin Marietta Materials, Inc.	(400)	(35,764)
Vulcan Materials Co.	(700)	(36,869)
		(109,103)
Consumer Finance (-0.1%)
American Express Co.	(1,200)	(48,624)
AmeriCredit Corp.*	(1,300)	(24,752)
Cash America International, Inc.	(1,000)	(34,960)
Discover Financial Services	(2,300)	(33,833)
EZCORP, Inc. Class A*	(1,900)	(32,699)
Nelnet, Inc. Class A	(1,000)	(17,230)
SLM Corp.*	(3,000)	(33,810)
		(225,908)
Containers & Packaging (-0.3%)
Aptargroup, Inc.	(900)	(32,166)
Ball Corp.	(800)	(41,360)
Bemis Co., Inc.	(1,400)	(41,510)
Crown Holdings, Inc.*	(1,400)	(35,812)
Greif, Inc. Class A	(700)	(37,786)
Owens-Illinois, Inc.*	(1,100)	(36,157)
Packaging Corp. of America	(1,500)	(34,515)
Pactiv Corp.*	(1,100)	(26,554)
Rock-Tenn Co. Class A	(800)	(40,328)
Sealed Air Corp.	(1,600)	(34,976)
Silgan Holdings, Inc.	(500)	(28,940)
Sonoco Products Co.	(1,100)	(32,175)
Temple-Inland, Inc.	(1,500)	(31,665)
		(453,944)
Distributors (-0.1%)
Genuine Parts Co.	(1,100)	(41,756)
LKQ Corp.*	(2,000)	(39,180)
		(80,936)
Diversified Consumer Services (-0.2%)
Apollo Group, Inc. Class A*	(300)	(18,174)
Brink's Home Security Holdings, Inc.*	(600)	(19,584)
Coinstar, Inc.*	(700)	(19,446)
H&R Block, Inc.	(1,700)	(38,454)

See Accompanying Notes to Financial Statements.
27

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Diversified Consumer Services
ITT Educational Services, Inc.*	(200)	$(19,192)
K12, Inc.*	(800)	(16,216)
Matthews International Corp. Class A	(300)	(10,629)
Regis Corp.	(1,100)	(17,127)
Service Corp. International	(5,000)	(40,950)
Sotheby's	(1,400)	(31,472)
Weight Watchers International, Inc.	(800)	(23,328)
		(254,572)
Diversified Financial Services (-0.2%)
Bank of America Corp.	(5,700)	(85,842)
CME Group, Inc.	(100)	(33,595)
Interactive Brokers Group, Inc. Class A*	(1,200)	(21,264)
IntercontinentalExchange, Inc.*	(400)	(44,920)
Leucadia National Corp.*	(1,500)	(35,685)
NYSE Euronext	(1,700)	(43,010)
PHH Corp.*	(2,000)	(32,220)
The NASDAQ OMX Group, Inc.*	(1,500)	(29,730)
		(326,266)
Diversified Telecommunication Services (-0.1%)
CenturyTel, Inc.	(1,100)	(39,831)
Frontier Communications Corp.	(4,900)	(38,269)
Premiere Global Services, Inc.*	(3,700)	(30,525)
tw telecom, Inc.*	(1,300)	(22,282)
Verizon Communications, Inc.	(2,000)	(66,260)
		(197,167)
Electric Utilities (-0.6%)
Allegheny Energy, Inc.	(1,200)	(28,176)
Allete, Inc.	(1,000)	(32,680)
American Electric Power Co., Inc.	(1,200)	(41,748)
Cleco Corp.	(1,400)	(38,262)
DPL, Inc.	(1,300)	(35,880)
Duke Energy Corp.	(2,100)	(36,141)
Edison International	(700)	(24,346)
El Paso Electric Co.*	(1,700)	(34,476)
Entergy Corp.	(500)	(40,920)
FirstEnergy Corp.	(500)	(23,225)
FPL Group, Inc.	(600)	(31,692)
Great Plains Energy, Inc.	(2,000)	(38,780)
Hawaiian Electric Industries, Inc.	(1,900)	(39,710)
IDACORP, Inc.	(1,200)	(38,340)
ITC Holdings Corp.	(700)	(36,463)
Northeast Utilities	(1,600)	(41,264)
NV Energy, Inc.	(2,700)	(33,426)
Pepco Holdings, Inc.	(2,000)	(33,700)
Pinnacle West Capital Corp.	(800)	(29,264)

See Accompanying Notes to Financial Statements.
28

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Electric Utilities
PNM Resources, Inc.	(2,300)	$(29,095)
Portland General Electric Co.	(1,800)	(36,738)
PPL Corp.	(1,000)	(32,310)
Progress Energy, Inc.	(900)	(36,909)
Southern Co.	(1,100)	(36,652)
The Empire District Electric Co.	(1,800)	(33,714)
UIL Holdings Corp.	(1,100)	(30,888)
Unisource Energy Corp.	(1,100)	(35,409)
Westar Energy, Inc.	(1,700)	(36,924)
		(967,132)
Electrical Equipment (-0.2%)
A.O. Smith Corp.	(500)	(21,695)
Acuity Brands, Inc.	(1,000)	(35,640)
AMETEK, Inc.	(900)	(34,416)
AZZ, Inc.*	(600)	(19,620)
Baldor Electric Co.	(1,100)	(30,899)
Brady Corp. Class A	(500)	(15,005)
GrafTech International, Ltd.*	(2,000)	(31,100)
Hubbell, Inc. Class B	(500)	(23,650)
Polypore International, Inc.*	(1,700)	(20,230)
Regal-Beloit Corp.	(600)	(31,164)
Rockwell Automation, Inc.	(800)	(37,584)
Roper Industries, Inc.	(500)	(26,185)
Thomas & Betts Corp.*	(800)	(28,632)
Woodward Governor Co.	(1,000)	(25,770)
		(381,590)
Electronic Equipment, Instruments & Components (-0.4%)
Agilent Technologies, Inc.*	(1,300)	(40,391)
Amphenol Corp. Class A	(800)	(36,944)
Anixter International, Inc.*	(800)	(37,680)
Arrow Electronics, Inc.*	(1,200)	(35,532)
Avnet, Inc.*	(1,200)	(36,192)
AVX Corp.	(2,800)	(35,476)
Benchmark Electronics, Inc.*	(1,700)	(32,147)
Checkpoint Systems, Inc.*	(1,800)	(27,450)
Cogent, Inc.*	(1,600)	(16,624)
Corning, Inc.	(2,200)	(42,482)
Dolby Laboratories, Inc. Class A*	(800)	(38,184)
FLIR Systems, Inc.*	(1,100)	(35,992)
Ingram Micro, Inc. Class A*	(2,300)	(40,135)
Itron, Inc.*	(500)	(33,785)
Molex, Inc.	(900)	(19,395)
National Instruments Corp.	(1,100)	(32,395)
Plexus Corp.*	(700)	(19,950)
SYNNEX Corp.*	(800)	(24,528)
Trimble Navigation, Ltd.*	(1,400)	(35,280)
Vishay Intertechnology, Inc.*	(3,300)	(27,555)
		(648,117)

See Accompanying Notes to Financial Statements.
29

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Energy Equipment & Services (-0.7%)
Atwood Oceanics, Inc.*	(1,000)	$(35,850)
Baker Hughes, Inc.	(1,100)	(44,528)
Bristow Group, Inc.*	(600)	(23,070)
Cal Dive International, Inc.*	(4,200)	(31,752)
Cameron International Corp.*	(911)	(38,080)
CARBO Ceramics, Inc.	(500)	(34,085)
Complete Production Services, Inc.*	(2,500)	(32,500)
Diamond Offshore Drilling, Inc.	(300)	(29,526)
Dresser-Rand Group, Inc.*	(1,200)	(37,932)
Dril-Quip, Inc.*	(700)	(39,536)
ENSCO International PLC	(300)	(11,982)
Exterran Holdings, Inc.*	(1,900)	(40,755)
FMC Technologies, Inc.*	(700)	(40,488)
GulfMark Offshore, Inc.*	(1,000)	(28,310)
Halliburton Co.	(1,600)	(48,144)
Helix Energy Solutions Group, Inc.*	(2,600)	(30,550)
Helmerich & Payne, Inc.	(1,000)	(39,880)
Hornbeck Offshore Services, Inc.*	(1,400)	(32,592)
ION Geophysical Corp.*	(5,200)	(30,784)
Lufkin Industries, Inc.	(500)	(36,600)
Nabors Industries, Ltd.*	(1,600)	(35,024)
National-Oilwell Varco, Inc.	(1,000)	(44,090)
Oceaneering International, Inc.*	(600)	(35,112)
Oil States International, Inc.*	(900)	(35,361)
Patterson-UTI Energy, Inc.	(2,000)	(30,700)
Pride International, Inc.*	(1,100)	(35,101)
Rowan Cos., Inc.*	(1,700)	(38,488)
SEACOR Holdings, Inc.*	(400)	(30,500)
Smith International, Inc.	(1,600)	(43,472)
Superior Energy Services, Inc.*	(1,600)	(38,864)
Tetra Technologies, Inc.*	(3,300)	(36,564)
Unit Corp.*	(800)	(34,000)
Willbros Group, Inc.*	(2,300)	(38,801)
		(1,163,021)
Food & Staples Retailing (-0.2%)
BJ's Wholesale Club, Inc.*	(800)	(26,168)
Casey's General Stores, Inc.	(900)	(28,728)
CVS Caremark Corp.	(1,800)	(57,978)
Great Atlantic & Pacific Tea Co.*	(2,800)	(33,012)
Ruddick Corp.	(1,300)	(33,449)
SUPERVALU, Inc.	(2,000)	(25,420)
Sysco Corp.	(1,300)	(36,322)
The Kroger Co.	(1,400)	(28,742)
Wal-Mart Stores, Inc.	(1,500)	(80,175)
Walgreen Co.	(1,300)	(47,736)
		(397,730)

See Accompanying Notes to Financial Statements.
30

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Food Products (-0.4%)
Campbell Soup Co.	(1,200)	$(40,560)
Chiquita Brands International, Inc.*	(1,700)	(30,668)
ConAgra Foods, Inc.	(1,600)	(36,880)
Corn Products International, Inc.	(1,100)	(32,153)
Darling International, Inc.*	(4,000)	(33,520)
Dean Foods Co.*	(1,300)	(23,452)
Del Monte Foods Co.	(1,900)	(21,546)
Flowers Foods, Inc.	(1,500)	(35,640)
General Mills, Inc.	(600)	(42,486)
H.J. Heinz Co.	(500)	(21,380)
Kellogg Co.	(800)	(42,560)
Kraft Foods, Inc. Class A	(2,000)	(54,360)
McCormick & Co., Inc.	(1,000)	(36,130)
Ralcorp Holdings, Inc.*	(700)	(41,797)
Sanderson Farms, Inc.	(500)	(21,080)
Sara Lee Corp.	(2,000)	(24,360)
Smithfield Foods, Inc.*	(1,800)	(27,342)
The Hain Celestial Group, Inc.*	(400)	(6,804)
The J.M. Smucker Co.	(700)	(43,225)
Tootsie Roll Industries, Inc.	(1,300)	(35,594)
TreeHouse Foods, Inc.*	(1,000)	(38,860)
Tyson Foods, Inc. Class A	(2,600)	(31,902)
		(722,299)
Gas Utilities (-0.3%)
AGL Resources, Inc.	(1,100)	(40,117)
Atmos Energy Corp.	(1,100)	(32,340)
Energen Corp.	(800)	(37,440)
EQT Corp.	(800)	(35,136)
National Fuel Gas Co.	(400)	(20,000)
New Jersey Resources Corp.	(1,000)	(37,400)
Northwest Natural Gas Co.	(500)	(22,520)
ONEOK, Inc.	(800)	(35,656)
Piedmont Natural Gas Co., Inc.	(1,500)	(40,125)
Questar Corp.	(900)	(37,413)
South Jersey Industries, Inc.	(800)	(30,544)
Southwest Gas Corp.	(900)	(25,677)
Suburban Propane Partners LP	(200)	(9,416)
The Laclede Group, Inc.	(900)	(30,393)
UGI Corp.	(1,100)	(26,609)
WGL Holdings, Inc.	(700)	(23,478)
		(484,264)
Health Care Equipment & Supplies (-0.5%)
Align Technology, Inc.*	(800)	(14,256)
Analogic Corp.	(400)	(15,404)
Baxter International, Inc.	(400)	(23,472)
Beckman Coulter, Inc.	(600)	(39,264)

See Accompanying Notes to Financial Statements.
31

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Health Care Equipment & Supplies
Boston Scientific Corp.*	(3,800)	$(34,200)
CareFusion Corp.*	(750)	(18,757)
Conmed Corp.*	(800)	(18,240)
DENTSPLY International, Inc.	(1,200)	(42,204)
Edwards Lifesciences Corp.*	(400)	(34,740)
ev3, Inc.*	(1,100)	(14,674)
Gen-Probe, Inc.*	(800)	(34,320)
Haemonetics Corp.*	(400)	(22,060)
Hologic, Inc.*	(2,100)	(30,450)
Hospira, Inc.*	(800)	(40,800)
Idexx Laboratories, Inc.*	(500)	(26,720)
Immucor, Inc.*	(600)	(12,144)
Intuitive Surgical, Inc.*	(200)	(60,664)
Inverness Medical Innovations, Inc.*	(800)	(33,208)
Kinetic Concepts, Inc.*	(100)	(3,765)
Masimo Corp.*	(200)	(6,084)
Medtronic, Inc.	(200)	(8,796)
Meridian Bioscience, Inc.	(700)	(15,085)
NuVasive, Inc.*	(200)	(6,396)
ResMed, Inc.*	(500)	(26,135)
St. Jude Medical, Inc.*	(1,200)	(44,136)
Teleflex, Inc.	(700)	(37,723)
The Cooper Cos., Inc.	(900)	(34,308)
Varian Medical Systems, Inc.*	(400)	(18,740)
Volcano Corp.*	(600)	(10,428)
West Pharmaceutical Services, Inc.	(800)	(31,360)
Wright Medical Group, Inc.*	(900)	(17,055)
Zimmer Holdings, Inc.*	(700)	(41,377)
		(816,965)
Health Care Providers & Services (-0.7%)
AMERIGROUP Corp.*	(900)	(24,264)
Brookdale Senior Living, Inc.*	(1,900)	(34,561)
Cardinal Health, Inc.	(1,300)	(41,912)
Centene Corp.*	(1,700)	(35,989)
Chemed Corp.	(600)	(28,782)
Community Health Systems, Inc.*	(1,100)	(39,160)
Coventry Health Care, Inc.*	(1,600)	(38,864)
DaVita, Inc.*	(700)	(41,118)
Emergency Medical Services Corp. Class A*	(400)	(21,660)
Express Scripts, Inc.*	(500)	(43,225)
Health Management Associates, Inc. Class A*	(4,000)	(29,080)
Health Net, Inc.*	(1,400)	(32,606)
Healthspring, Inc.*	(2,100)	(36,981)
Kindred Healthcare, Inc.*	(900)	(16,614)
Laboratory Corp. of America Holdings*	(500)	(37,420)
LHC Group, Inc.*	(300)	(10,083)

See Accompanying Notes to Financial Statements.
32

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Health Care Providers & Services
LifePoint Hospitals, Inc.*	(1,100)	$(35,761)
Lincare Holdings, Inc.*	(800)	(29,696)
Magellan Health Services, Inc.*	(500)	(20,365)
McKesson Corp.	(700)	(43,750)
Medco Health Solutions, Inc.*	(700)	(44,737)
Mednax, Inc.*	(600)	(36,066)
Molina Healthcare, Inc.*	(1,400)	(32,018)
Omnicare, Inc.	(1,200)	(29,016)
Owens & Minor, Inc.	(700)	(30,051)
Patterson Cos., Inc.*	(1,400)	(39,172)
PharMerica Corp.*	(1,100)	(17,468)
PSS World Medical, Inc.*	(100)	(2,257)
Psychiatric Solutions, Inc.*	(1,300)	(27,482)
Quest Diagnostics, Inc.	(600)	(36,228)
Tenet Healthcare Corp.*	(4,700)	(25,333)
UnitedHealth Group, Inc.	(1,400)	(42,672)
Universal American Corp.*	(3,200)	(37,440)
VCA Antech, Inc.*	(1,400)	(34,888)
		(1,076,719)
Health Care Technology (-0.1%)
Allscripts-Misys Heathcare Solutions, Inc.*	(1,700)	(34,391)
athenahealth, Inc.*	(200)	(9,048)
Cerner Corp.*	(200)	(16,488)
Eclipsys Corp.*	(500)	(9,260)
MedAssets, Inc.*	(1,000)	(21,210)
		(90,397)
Hotels, Restaurants & Leisure (-0.6%)
Ameristar Casinos, Inc.	(2,000)	(30,460)
Bally Technologies, Inc.*	(900)	(37,161)
Bob Evans Farms, Inc.	(700)	(20,265)
Boyd Gaming Corp.*	(3,700)	(30,969)
Brinker International, Inc.	(1,400)	(20,888)
Burger King Holdings, Inc.	(2,200)	(41,404)
CEC Entertainment, Inc.*	(1,100)	(35,112)
Choice Hotels International, Inc.	(1,100)	(34,826)
CKE Restaurants, Inc.	(3,600)	(30,456)
Cracker Barrel Old Country Store, Inc.	(500)	(18,995)
DineEquity, Inc.*	(1,000)	(24,290)
Domino's Pizza, Inc.*	(3,300)	(27,654)
Gaylord Entertainment Co.*	(1,900)	(37,525)
International Game Technology	(1,900)	(35,663)
International Speedway Corp. Class A	(1,100)	(31,295)
Life Time Fitness, Inc.*	(1,100)	(27,423)
Marriott International, Inc. Class A	(1,919)	(52,293)
McDonald's Corp.	(1,000)	(62,440)
Monarch Casino & Resort, Inc.*	(1,600)	(12,960)
Panera Bread Co. Class A*	(200)	(13,394)

See Accompanying Notes to Financial Statements.
33

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Hotels, Restaurants & Leisure
Penn National Gaming, Inc.*	(1,400)	$(38,052)
Pinnacle Entertainment, Inc.*	(2,900)	(26,042)
Scientific Games Corp. Class A*	(2,300)	(33,465)
Speedway Motorsports, Inc.	(900)	(15,858)
Starwood Hotels & Resorts Worldwide, Inc.	(1,100)	(40,227)
Texas Roadhouse, Inc. Class A*	(2,400)	(26,952)
The Cheesecake Factory, Inc.*	(1,800)	(38,862)
Tim Hortons, Inc.	(1,200)	(36,612)
Vail Resorts, Inc.*	(1,000)	(37,800)
WMS Industries, Inc.*	(300)	(12,000)
Wyndham Worldwide Corp.	(1,400)	(28,238)
Yum! Brands, Inc.	(1,100)	(38,467)
		(998,048)
Household Durables (-0.4%)
American Greetings Corp. Class A	(1,200)	(26,148)
Blyth, Inc.	(100)	(3,372)
D.R. Horton, Inc.	(3,400)	(36,958)
Ethan Allen Interiors, Inc.	(2,300)	(30,866)
Fortune Brands, Inc.	(900)	(38,880)
Harman International Industries, Inc.	(1,100)	(38,808)
Jarden Corp.	(1,100)	(34,001)
KB Home	(2,800)	(38,304)
Lennar Corp. Class A	(2,700)	(34,479)
M.D.C. Holdings, Inc.	(1,000)	(31,040)
Meritage Homes Corp.*	(1,900)	(36,727)
Mohawk Industries, Inc.*	(700)	(33,320)
Newell Rubbermaid, Inc.	(2,500)	(37,525)
Pulte Homes, Inc.*	(3,355)	(33,550)
Tempur-Pedic International, Inc.*	(1,300)	(30,719)
The Ryland Group, Inc.	(1,600)	(31,520)
Toll Brothers, Inc.*	(2,100)	(39,501)
Tupperware Brands Corp.	(600)	(27,942)
Whirlpool Corp.	(300)	(24,198)
		(607,858)
Household Products (-0.0%)
Church & Dwight Co., Inc.	(600)	(36,270)
Clorox Co.	(600)	(36,600)
		(72,870)
Independent Power Producers & Energy Traders (-0.1%)
Calpine Corp.*	(3,300)	(36,300)
Constellation Energy Group, Inc.	(1,200)	(42,204)
Mirant Corp.*	(1,800)	(27,486)
Ormat Technologies, Inc.	(700)	(26,488)
RRI Energy, Inc.*	(5,500)	(31,460)
The AES Corp.*	(3,000)	(39,930)
		(203,868)

See Accompanying Notes to Financial Statements.
34

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Industrial Conglomerates (-0.1%)
3M Co.	(600)	$(49,602)
Carlisle Cos., Inc.	(1,000)	(34,260)
Otter Tail Corp.	(900)	(22,320)
Textron, Inc.	(2,000)	(37,620)
		(143,802)
Insurance (-0.8%)
Aflac, Inc.	(700)	(32,375)
American Financial Group, Inc.	(1,600)	(39,920)
Amtrust Financial Services, Inc.	(1,300)	(15,366)
Arthur J. Gallagher & Co.	(700)	(15,757)
Assurant, Inc.	(1,400)	(41,272)
Brown & Brown, Inc.	(1,900)	(34,143)
Cincinnati Financial Corp.	(1,400)	(36,736)
CNA Financial Corp.*	(1,000)	(24,000)
CNA Surety Corp.*	(600)	(8,934)
Conseco, Inc.*	(6,300)	(31,500)
Delphi Financial Group, Inc. Class A	(1,300)	(29,081)
Employers Holdings, Inc.	(1,800)	(27,612)
FBL Financial Group, Inc. Class A	(1,000)	(18,520)
Fidelity National Financial, Inc. Class A	(3,100)	(41,726)
First American Corp.	(400)	(13,244)
Genworth Financial, Inc. Class A*	(2,600)	(29,510)
Hartford Financial Services Group, Inc.	(1,100)	(25,586)
HCC Insurance Holdings, Inc.	(1,100)	(30,767)
Hilltop Holdings, Inc.*	(2,300)	(26,772)
Lincoln National Corp.	(900)	(22,392)
Marsh & McLennan Cos., Inc.	(1,800)	(39,744)
Mercury General Corp.	(900)	(35,334)
MetLife, Inc.	(1,300)	(45,955)
National Financial Partners Corp.*	(1,700)	(13,753)
Old Republic International Corp.	(3,400)	(34,136)
Principal Financial Group, Inc.	(1,500)	(36,060)
ProAssurance Corp.*	(700)	(37,597)
Protective Life Corp.	(1,700)	(28,135)
Prudential Financial, Inc.	(700)	(34,832)
Reinsurance Group of America, Inc.	(800)	(38,120)
RLI Corp.	(500)	(26,625)
StanCorp Financial Group, Inc.	(600)	(24,012)
The Allstate Corp.	(1,400)	(42,056)
The Chubb Corp.	(900)	(44,262)
The Progressive Corp.*	(2,100)	(37,779)
Torchmark Corp.	(800)	(35,160)
Transatlantic Holdings, Inc.	(500)	(26,055)
Unitrin, Inc.	(900)	(19,845)
Unum Group	(1,700)	(33,184)
W.R. Berkley Corp.	(1,700)	(41,888)
XL Capital, Ltd. Class A	(1,800)	(32,994)
Zenith National Insurance Corp.	(1,300)	(38,688)
		(1,291,427)

See Accompanying Notes to Financial Statements.
35

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Internet & Catalog Retail (-0.1%)
Amazon.com, Inc.*	(300)	$(40,356)
Expedia, Inc.*	(900)	(23,139)
Liberty Media Corp. - Interactive Class A*	(1,800)	(19,512)
priceline.com, Inc.*	(100)	(21,850)
		(104,857)
Internet Software & Services (-0.2%)
Akamai Technologies, Inc.*	(1,400)	(35,462)
Digital River, Inc.*	(300)	(8,097)
eBay, Inc.*	(1,800)	(42,372)
Equinix, Inc.*	(300)	(31,845)
GSI Commerce, Inc.*	(1,400)	(35,546)
IAC/InterActiveCorp*	(1,400)	(28,672)
Rackspace Hosting, Inc.*	(1,800)	(37,530)
Yahoo!, Inc.*	(1,600)	(26,848)
		(246,372)
IT Services (-0.5%)
Alliance Data Systems Corp.*	(400)	(25,836)
Automatic Data Processing, Inc.	(1,100)	(47,102)
CACI International, Inc. Class A*	(500)	(24,425)
Cognizant Technology Solutions Corp. Class A*	(900)	(40,770)
Computer Sciences Corp.*	(700)	(40,271)
Convergys Corp.*	(3,200)	(34,400)
Cybersource Corp.*	(1,600)	(32,176)
DST Systems, Inc.*	(800)	(34,840)
Fiserv, Inc.*	(800)	(38,784)
Gartner, Inc.*	(1,200)	(21,648)
Heartland Payment Systems, Inc.	(2,200)	(28,886)
Hewitt Associates, Inc. Class A*	(800)	(33,808)
Lender Processing Services, Inc.	(900)	(36,594)
ManTech International Corp. Class A*	(200)	(9,656)
MAXIMUS, Inc.	(500)	(25,000)
Paychex, Inc.	(1,200)	(36,768)
SAIC, Inc.*	(1,700)	(32,198)
SRA International, Inc. Class A*	(1,900)	(36,290)
TeleTech Holdings, Inc.*	(600)	(12,018)
The Western Union Co.	(1,900)	(35,815)
TNS, Inc.*	(1,300)	(33,397)
Total System Services, Inc.	(2,000)	(34,540)
Unisys Corp.*	(900)	(34,704)
VeriFone Holdings, Inc.*	(2,000)	(32,760)
Wright Express Corp.*	(800)	(25,488)
		(788,174)

See Accompanying Notes to Financial Statements.
36

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Leisure Equipment & Products (-0.1%)
Brunswick Corp.	(2,700)	$(34,317)
Callaway Golf Co.	(4,100)	(30,914)
Hasbro, Inc.	(1,200)	(38,472)
Polaris Industries, Inc.	(800)	(34,904)
Pool Corp.	(1,600)	(30,528)
		(169,135)
Life Sciences Tools & Services (-0.2%)
Bruker Corp.*	(500)	(6,030)
Charles River Laboratories International, Inc.*	(1,000)	(33,690)
Covance, Inc.*	(700)	(38,199)
Illumina, Inc.*	(900)	(27,585)
Life Technologies Corp.*	(800)	(41,784)
Mettler-Toledo International, Inc.*	(300)	(31,497)
Millipore Corp.*	(500)	(36,175)
Paraxel International Corp.*	(1,100)	(15,510)
PerkinElmer, Inc.	(2,000)	(41,180)
Pharmaceutical Product Development, Inc.	(1,700)	(39,848)
Techne Corp.	(400)	(27,424)
Thermo Fisher Scientific, Inc.*	(1,000)	(47,690)
		(386,612)
Machinery (-0.9%)
Actuant Corp. Class A	(1,900)	(35,207)
AGCO Corp.*	(1,100)	(35,574)
Albany International Corp. Class A	(1,300)	(29,198)
Astec Industries, Inc.*	(1,200)	(32,328)
Barnes Group, Inc.	(1,900)	(32,110)
Briggs & Stratton Corp.	(1,700)	(31,807)
Bucyrus International, Inc.	(600)	(33,822)
Caterpillar, Inc.	(900)	(51,291)
CLARCOR, Inc.	(1,100)	(35,684)
Columbus McKinnon Corp.*	(400)	(5,464)
Crane Co.	(900)	(27,558)
Cummins, Inc.	(700)	(32,102)
Danaher Corp.	(600)	(45,120)
Deere & Co.	(800)	(43,272)
Dover Corp.	(900)	(37,449)
Eaton Corp.	(600)	(38,172)
ESCO Technologies, Inc.	(400)	(14,340)
Flowserve Corp.	(300)	(28,359)
Gardner Denver, Inc.	(800)	(34,040)
Graco, Inc.	(1,300)	(37,141)
Harsco Corp.	(1,100)	(35,453)
IDEX Corp.	(1,300)	(40,495)
Joy Global, Inc.	(800)	(41,272)
Kaydon Corp.	(900)	(32,184)
Kennametal, Inc.	(1,100)	(28,512)

See Accompanying Notes to Financial Statements.
37

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Machinery
Lincoln Electric Holdings, Inc.	(700)	$(37,422)
Mueller Industries, Inc.	(1,300)	(32,292)
Oshkosh Corp.	(400)	(14,812)
PACCAR, Inc.	(1,100)	(39,897)
Parker Hannifin Corp.	(800)	(43,104)
Pentair, Inc.	(1,100)	(35,530)
Robbins & Myers, Inc.	(1,200)	(28,224)
Snap-on, Inc.	(800)	(33,808)
SPX Corp.	(600)	(32,820)
Tennant Co.	(800)	(20,952)
Terex Corp.*	(1,600)	(31,696)
The Stanley Works	(800)	(41,208)
The Timken Co.	(1,400)	(33,194)
Titan International, Inc.	(4,000)	(32,440)
Toro Co.	(600)	(25,086)
Trinity Industries, Inc.	(2,000)	(34,880)
Valmont Industries, Inc.	(400)	(31,380)
Wabtec Corp.	(800)	(32,672)
Watts Water Technologies, Inc. Class A	(1,000)	(30,920)
		(1,450,291)
Marine (-0.0%)
Alexander & Baldwin, Inc.	(400)	(13,692)
Kirby Corp.*	(900)	(31,347)
		(45,039)
Media (-0.5%)
Arbitron, Inc.	(1,400)	(32,788)
CBS Corp. Class B	(2,800)	(39,340)
Cinemark Holdings, Inc.	(2,100)	(30,177)
CTC Media, Inc.*	(2,000)	(29,800)
Discovery Communications, Inc. Class A*	(800)	(24,536)
Dolan Media Co.*	(3,200)	(32,672)
DreamWorks Animation SKG, Inc. Class A*	(1,000)	(39,950)
E.W. Scripps Co. Class A*	(4,600)	(32,016)
Gannett Co., Inc.	(2,200)	(32,670)
Interactive Data Corp.	(1,200)	(30,360)
Interpublic Group of Cos., Inc.*	(3,000)	(22,140)
John Wiley & Sons, Inc. Class A	(800)	(33,504)
Lamar Advertising Co. Class A*	(500)	(15,545)
Liberty Global, Inc. Class A*	(1,600)	(35,056)
Liberty Media Corp. - Capital Series A*	(1,600)	(38,208)
Liberty Media Corp. - Starz Series A*	(200)	(9,230)
Live Nation, Inc.*	(1,800)	(15,318)
Meredith Corp.	(1,300)	(40,105)
News Corp. Class A	(2,800)	(38,332)
Omnicom Group, Inc.	(1,000)	(39,150)
Regal Entertainment Group Class A	(2,700)	(38,988)

See Accompanying Notes to Financial Statements.
38

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Media
Scholastic Corp.	(200)	$(5,966)
Scripps Networks Interactive, Inc. Class A	(700)	(29,050)
The McGraw-Hill Cos., Inc.	(1,300)	(43,563)
The New York Times Co. Class A*	(2,600)	(32,136)
The Walt Disney Co.	(1,400)	(45,150)
Time Warner Cable, Inc.	(1,024)	(42,383)
Viacom, Inc. Class B*	(1,100)	(32,703)
		(880,836)
Metals & Mining (-0.4%)
AK Steel Holding Corp.	(1,600)	(34,160)
Alcoa, Inc.	(2,200)	(35,464)
Allegheny Technologies, Inc.	(800)	(35,816)
AMCOL International Corp.	(100)	(2,842)
Carpenter Technology Corp.	(1,200)	(32,340)
Century Aluminum Co.*	(2,000)	(32,380)
Cliffs Natural Resources, Inc.	(800)	(36,872)
Coeur d'Alene Mines Corp.*	(1,600)	(28,896)
Commercial Metals Co.	(2,000)	(31,300)
Compass Minerals International, Inc.	(600)	(40,314)
Freeport-McMoRan Copper & Gold, Inc.*	(500)	(40,145)
Kaiser Aluminum Corp.	(500)	(20,810)
Newmont Mining Corp.	(800)	(37,848)
Nucor Corp.	(900)	(41,985)
Royal Gold, Inc.	(700)	(32,970)
RTI International Metals, Inc.*	(1,600)	(40,272)
Schnitzer Steel Industries, Inc. Class A	(500)	(23,850)
Southern Copper Corp.	(900)	(29,619)
Steel Dynamics, Inc.	(2,200)	(38,984)
Titanium Metals Corp.*	(2,600)	(32,552)
United States Steel Corp.	(600)	(33,072)
Walter Energy, Inc.	(500)	(37,655)
		(720,146)
Multi-Utilities (-0.4%)
Alliant Energy Corp.	(1,100)	(33,286)
Ameren Corp.	(1,300)	(36,335)
Avista Corp.	(1,500)	(32,385)
Black Hills Corp.	(1,100)	(29,293)
CenterPoint Energy, Inc.	(2,900)	(42,079)
CMS Energy Corp.	(1,400)	(21,924)
Consolidated Edison, Inc.	(900)	(40,887)
Dominion Resources, Inc.	(1,000)	(38,920)
DTE Energy Co.	(700)	(30,513)
Integrys Energy Group, Inc.	(800)	(33,592)
MDU Resources Group, Inc.	(1,400)	(33,040)
NiSource, Inc.	(2,300)	(35,374)
NorthWestern Corp.	(900)	(23,418)

See Accompanying Notes to Financial Statements.
39

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Multi-Utilities
OGE Energy Corp.	(1,000)	$(36,890)
PG&E Corp.	(700)	(31,255)
SCANA Corp.	(1,100)	(41,448)
Sempra Energy	(500)	(27,990)
Vectren Corp.	(1,400)	(34,552)
Wisconsin Energy Corp.	(800)	(39,864)
Xcel Energy, Inc.	(1,400)	(29,708)
		(672,753)
Multiline Retail (-0.1%)
Dillard's, Inc. Class A	(1,700)	(31,365)
Nordstrom, Inc.	(1,100)	(41,338)
Saks, Inc.*	(3,400)	(22,304)
		(95,007)
Office Electronics (-0.0%)
Xerox Corp.	(4,400)	(37,224)
Zebra Technologies Corp. Class A*	(1,100)	(31,196)
		(68,420)
Oil, Gas & Consumable Fuels (-1.4%)
Alon USA Energy, Inc.	(4,200)	(28,728)
Alpha Natural Resources, Inc.*	(900)	(39,042)
Anadarko Petroleum Corp.	(500)	(31,210)
Arch Coal, Inc.	(1,500)	(33,375)
Arena Resources, Inc.*	(900)	(38,808)
Atlas Energy, Inc.	(928)	(27,998)
Berry Petroleum Co. Class A	(1,100)	(32,065)
Bill Barrett Corp.*	(1,000)	(31,110)
Brigham Exploration Co.*	(1,100)	(14,905)
Cabot Oil & Gas Corp.	(900)	(39,231)
Carrizo Oil & Gas, Inc.*	(1,200)	(31,788)
Chesapeake Energy Corp.	(1,200)	(31,056)
Chevron Corp.	(1,200)	(92,388)
Cimarex Energy Co.	(700)	(37,079)
Clean Energy Fuels Corp.*	(2,300)	(35,443)
CNX Gas Corp.*	(1,000)	(29,520)
Comstock Resources, Inc.*	(700)	(28,399)
Concho Resources, Inc.*	(900)	(40,410)
Consol Energy, Inc.	(600)	(29,880)
Continental Resources, Inc.*	(900)	(38,601)
CVR Energy, Inc.*	(4,600)	(31,556)
Delek US Holdings, Inc.	(4,600)	(31,326)
Denbury Resources, Inc.*	(2,200)	(32,560)
Devon Energy Corp.	(500)	(36,750)
El Paso Corp.	(4,200)	(41,286)
El Paso Pipeline Partners LP	(1,000)	(25,960)

See Accompanying Notes to Financial Statements.
40

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Oil, Gas & Consumable Fuels
Enbridge Energy Partners LP	(400)	$(21,476)
Encore Acquisition Co.*	(800)	(38,416)
Energy Transfer Partners LP	(500)	(22,485)
EOG Resources, Inc.	(300)	(29,190)
EXCO Resources, Inc.	(1,600)	(33,968)
Forest Oil Corp.*	(1,400)	(31,150)
Frontier Oil Corp.	(3,500)	(42,140)
Goodrich Petroleum Corp.*	(900)	(21,915)
Hess Corp.	(700)	(42,350)
Holly Corp.	(1,600)	(41,008)
Inergy LP	(800)	(28,544)
Kinder Morgan Management LLC*	(626)	(34,204)
Marathon Oil Corp.	(1,500)	(46,830)
Mariner Energy, Inc.*	(2,600)	(30,186)
Massey Energy Co.	(800)	(33,608)
McMoRan Exploration Co.*	(4,100)	(32,882)
Murphy Oil Corp.	(800)	(43,360)
Newfield Exploration Co.*	(700)	(33,761)
Noble Energy, Inc.	(600)	(42,732)
NuStar Energy LP	(300)	(16,827)
NuStar GP Holdings LLC	(500)	(13,460)
Occidental Petroleum Corp.	(600)	(48,810)
Overseas Shipholding Group, Inc.	(800)	(35,160)
Peabody Energy Corp.	(800)	(36,168)
Penn Virginia Corp.	(1,200)	(25,548)
Petrohawk Energy Corp.*	(1,400)	(33,586)
Pioneer Natural Resources Co.	(800)	(38,536)
Plains All American Pipeline LP	(100)	(5,285)
Plains Exploration & Production Co.*	(1,200)	(33,192)
Quicksilver Resources, Inc.*	(1,800)	(27,018)
Range Resources Corp.	(500)	(24,925)
SandRidge Energy, Inc.*	(2,500)	(23,575)
Southern Union Co.	(1,500)	(34,050)
Southwestern Energy Co.*	(800)	(38,560)
Spectra Energy Corp.	(2,200)	(45,122)
St. Mary Land & Exploration Co.	(1,000)	(34,240)
Sunoco, Inc.	(1,300)	(33,930)
Swift Energy Co.*	(1,100)	(26,356)
Tesoro Corp.	(3,100)	(42,005)
The Williams Cos., Inc.	(1,700)	(35,836)
Valero Energy Corp.	(2,400)	(40,200)
Venoco, Inc.*	(1,200)	(15,648)
Whiting Petroleum Corp.*	(500)	(35,725)
World Fuel Services Corp.	(1,400)	(37,506)
		(2,341,947)

See Accompanying Notes to Financial Statements.
41

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Paper & Forest Products (-0.2%)
Buckeye Technologies, Inc.*	(1,500)	$(14,640)
Domtar Corp.*	(700)	(38,787)
International Paper Co.	(1,600)	(42,848)
Louisiana-Pacific Corp.*	(4,800)	(33,504)
MeadWestvaco Corp.	(1,200)	(34,356)
Schweitzer-Mauduit International, Inc.	(500)	(35,175)
Wausau Paper Corp.	(2,900)	(33,640)
Weyerhaeuser Co.	(900)	(38,826)
		(271,776)
Personal Products (-0.1%)
Alberto-Culver Co.	(1,300)	(38,077)
Avon Products, Inc.	(1,400)	(44,100)
Bare Escentuals, Inc.*	(2,500)	(30,575)
Chattem, Inc.*	(200)	(18,660)
NBTY, Inc.*	(900)	(39,186)
Nu Skin Enterprises, Inc. Class A	(700)	(18,809)
		(189,407)
Pharmaceuticals (-0.2%)
Abbott Laboratories	(1,200)	(64,788)
Allergan, Inc.	(700)	(44,107)
Auxilium Pharmaceuticals, Inc.*	(200)	(5,996)
Eli Lilly & Co.	(1,500)	(53,565)
Forest Laboratories, Inc.*	(1,100)	(35,321)
King Pharmaceuticals, Inc.*	(3,000)	(36,810)
Par Pharmaceutical Cos., Inc.*	(1,400)	(37,884)
Perrigo Co.	(1,000)	(39,840)
Salix Pharmaceuticals, Ltd.*	(1,000)	(25,400)
Viropharma, Inc.*	(3,800)	(31,882)
Watson Pharmaceuticals, Inc.*	(200)	(7,922)
XenoPort, Inc.*	(800)	(14,848)
		(398,363)
Professional Services (-0.3%)
Administaff, Inc.	(900)	(21,231)
CBIZ, Inc.*	(4,000)	(30,800)
CoStar Group, Inc.*	(500)	(20,885)
Dun & Bradstreet Corp.	(500)	(42,185)
Equifax, Inc.	(1,100)	(33,979)
FTI Consulting, Inc.*	(700)	(33,012)
Huron Consulting Group, Inc.*	(1,300)	(29,952)
IHS, Inc. Class A*	(700)	(38,367)
Korn/Ferry International*	(2,000)	(33,000)
Manpower, Inc.	(600)	(32,748)
Monster Worldwide, Inc.*	(1,900)	(33,060)
Navigant Consulting, Inc.*	(2,000)	(29,720)
Resources Global Professionals, Inc.*	(1,100)	(23,342)

See Accompanying Notes to Financial Statements.
42

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Professional Services
Robert Half International, Inc.	(1,000)	$(26,730)
The Corporate Executive Board Co.	(800)	(18,256)
Watson Wyatt Worldwide, Inc. Class A	(700)	(33,264)
		(480,531)
Real Estate Investment Trusts (-1.3%)
Acadia Realty Trust	(1,300)	(21,931)
Alexandria Real Estate Equities, Inc.	(300)	(19,287)
AMB Property Corp.	(1,300)	(33,215)
Anworth Mortgage Asset Corp.	(3,200)	(22,400)
Apartment Investment & Management Co. Class A	(2,000)	(31,840)
AvalonBay Communities, Inc.	(500)	(41,055)
BioMed Realty Trust, Inc.	(1,800)	(28,404)
Boston Properties, Inc.	(600)	(40,242)
Brandywine Realty Trust	(2,700)	(30,780)
BRE Properties, Inc.	(1,200)	(39,696)
Camden Property Trust	(800)	(33,896)
Capstead Mortgage Corp.	(2,100)	(28,665)
CBL & Associates Properties, Inc.	(2,500)	(24,175)
Colonial Properties Trust	(1,700)	(19,941)
Corporate Office Properties Trust	(1,100)	(40,293)
Developers Diversified Realty Corp.	(3,900)	(36,114)
DiamondRock Hospitality Co.	(3,300)	(27,951)
Digital Realty Trust, Inc.	(700)	(35,196)
Douglas Emmett, Inc.	(2,800)	(39,900)
Duke Realty Corp.	(2,700)	(32,859)
DuPont Fabros Technology, Inc.	(1,700)	(30,583)
EastGroup Properties, Inc.	(500)	(19,140)
Entertainment Properties Trust	(600)	(21,162)
Equity Lifestyle Properties, Inc.	(500)	(25,235)
Equity Residential	(1,100)	(37,158)
Essex Property Trust, Inc.	(400)	(33,460)
Extra Space Storage, Inc.	(3,000)	(34,650)
Federal Realty Investment Trust	(600)	(40,632)
Hatteras Financial Corp.	(1,200)	(33,552)
HCP, Inc.	(1,200)	(36,648)
Healthcare Realty Trust, Inc.	(300)	(6,438)
Highwoods Properties, Inc.	(1,200)	(40,020)
Home Properties, Inc.	(600)	(28,626)
Hospitality Properties Trust	(1,300)	(30,823)
Host Hotels & Resorts, Inc.*	(4,385)	(51,173)
HRPT Properties Trust	(2,200)	(14,234)
Inland Real Estate Corp.	(3,700)	(30,155)
Kilroy Realty Corp.	(1,100)	(33,737)
Kimco Realty Corp.	(2,400)	(32,472)
LaSalle Hotel Properties	(1,400)	(29,722)
Liberty Property Trust	(1,200)	(38,412)

See Accompanying Notes to Financial Statements.
43

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Real Estate Investment Trusts
Mack-Cali Realty Corp.	(1,000)	$(34,570)
Medical Properties Trust, Inc.	(3,000)	(30,000)
MFA Financial, Inc.	(4,700)	(34,545)
Mid-America Apartment Communities, Inc.	(600)	(28,968)
OMEGA Healthcare Investors, Inc.	(1,700)	(33,065)
Plum Creek Timber Co., Inc.	(800)	(30,208)
Post Properties, Inc.	(1,500)	(29,400)
Potlatch Corp.	(1,100)	(35,068)
ProLogis	(2,300)	(31,487)
Redwood Trust, Inc.	(1,400)	(20,244)
Regency Centers Corp.	(1,000)	(35,060)
Senior Housing Properties Trust	(1,800)	(39,366)
Simon Property Group, Inc.	(500)	(39,820)
SL Green Realty Corp.	(800)	(40,192)
Sovran Self Storage, Inc.	(900)	(32,157)
Sunstone Hotel Investors, Inc.*	(3,600)	(31,968)
Tanger Factory Outlet Centers, Inc.	(900)	(35,091)
Taubman Centers, Inc.	(1,000)	(35,910)
The Macerich Co.	(1,000)	(35,950)
UDR, Inc.	(2,000)	(32,880)
Ventas, Inc.	(800)	(34,992)
Washington Real Estate Investment Trust	(1,200)	(33,060)
Weingarten Realty Investors	(2,000)	(39,580)
		(2,049,453)
Real Estate Management & Development (-0.0%)
Jones Lang LaSalle, Inc.	(600)	(36,240)
The St. Joe Co.*	(700)	(20,223)
		(56,463)
Road & Rail (-0.3%)
Arkansas Best Corp.	(900)	(26,487)
Avis Budget Group, Inc.*	(2,500)	(32,800)
Burlington Northern Santa Fe Corp.	(100)	(9,862)
Con-way, Inc.	(900)	(31,419)
CSX Corp.	(900)	(43,641)
Genesee & Wyoming, Inc. Class A*	(1,000)	(32,640)
Heartland Express, Inc.	(1,700)	(25,959)
Hertz Global Holdings, Inc.*	(2,800)	(33,376)
J.B. Hunt Transport Services, Inc.	(1,200)	(38,724)
Kansas City Southern*	(1,100)	(36,619)
Knight Transportation, Inc.	(1,900)	(36,651)
Norfolk Southern Corp.	(800)	(41,936)
Old Dominion Freight Line, Inc.*	(900)	(27,630)
Ryder System, Inc.	(900)	(37,053)
Union Pacific Corp.	(600)	(38,340)
Werner Enterprises, Inc.	(1,700)	(33,643)
		(526,780)

See Accompanying Notes to Financial Statements.
44

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Semiconductors & Semiconductor Equipment (-0.7%)
Advanced Micro Devices, Inc.*	(3,400)	$(32,912)
Altera Corp.	(1,600)	(36,208)
Analog Devices, Inc.	(1,200)	(37,896)
Applied Materials, Inc.	(2,700)	(37,638)
Atheros Communications*	(1,000)	(34,240)
ATMI, Inc.*	(1,100)	(20,482)
Broadcom Corp. Class A*	(1,300)	(40,885)
Cabot Microelectronics Corp.*	(400)	(13,184)
Cavium Networks, Inc.*	(1,300)	(30,979)
Cree, Inc.*	(700)	(39,459)
Cymer, Inc.*	(500)	(19,190)
Diodes, Inc.*	(400)	(8,180)
Fairchild Semiconductor International, Inc.*	(3,300)	(32,967)
FormFactor, Inc.*	(1,400)	(30,464)
Hittite Microwave Corp.*	(500)	(20,375)
International Rectifier Corp.*	(1,900)	(42,028)
Intersil Corp. Class A	(2,300)	(35,282)
KLA-Tencor Corp.	(1,000)	(36,160)
Lam Research Corp.*	(900)	(35,289)
Maxim Integrated Products, Inc.	(1,500)	(30,450)
MEMC Electronic Materials, Inc.*	(2,500)	(34,050)
Microchip Technology, Inc.	(1,200)	(34,872)
Microsemi Corp.*	(1,800)	(31,950)
Monolithic Power Systems, Inc.*	(900)	(21,573)
National Semiconductor Corp.	(2,200)	(33,792)
Netlogic Microsystems, Inc.*	(800)	(37,008)
Novellus Systems, Inc.*	(1,700)	(39,678)
Nvidia Corp.*	(1,900)	(35,492)
OmniVision Technologies, Inc.*	(1,800)	(26,154)
ON Semiconductor Corp.*	(4,400)	(38,764)
PMC-Sierra, Inc.*	(4,400)	(38,104)
Power Integrations, Inc.	(800)	(29,088)
Silicon Laboratories, Inc.*	(500)	(24,170)
Skyworks Solutions, Inc.*	(2,300)	(32,637)
Teradyne, Inc.*	(3,100)	(33,263)
Tessera Technologies, Inc.*	(1,300)	(30,251)
TriQuint Semiconductor, Inc.*	(5,200)	(31,200)
Varian Semiconductor Equipment Associates, Inc.*	(1,000)	(35,880)
		(1,202,194)
Software (-0.5%)
ACI Worldwide, Inc.*	(400)	(6,860)
Activision Blizzard, Inc.*	(1,500)	(16,665)
Adobe Systems, Inc.*	(1,200)	(44,136)
ArcSight, Inc.*	(700)	(17,906)
Autodesk, Inc.*	(1,400)	(35,574)
Blackboard, Inc.*	(600)	(27,234)

See Accompanying Notes to Financial Statements.
45

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Software
CA, Inc.	(1,600)	$(35,936)
Cadence Design Systems, Inc.*	(6,200)	(37,138)
Citrix Systems, Inc.*	(900)	(37,449)
CommVault Systems, Inc.*	(100)	(2,369)
Compuware Corp.*	(4,200)	(30,366)
Concur Technologies, Inc.*	(500)	(21,375)
Electronic Arts, Inc.*	(2,000)	(35,500)
EPIQ Systems, Inc.*	(1,100)	(15,389)
FactSet Research Systems, Inc.	(200)	(13,174)
Informatica Corp.*	(1,300)	(33,618)
Intuit, Inc.*	(1,200)	(36,852)
Jack Henry & Associates, Inc.	(700)	(16,184)
JDA Software Group, Inc.*	(1,200)	(30,564)
McAfee, Inc.*	(900)	(36,513)
MICROS Systems, Inc.*	(800)	(24,824)
Nuance Communications, Inc.*	(1,800)	(27,972)
Parametric Technology Corp.*	(2,500)	(40,850)
Progress Software Corp.*	(800)	(23,368)
Quest Software, Inc.*	(1,700)	(31,280)
Salesforce.com, Inc.*	(500)	(36,885)
Solera Holdings, Inc.	(1,100)	(39,611)
Sybase, Inc.*	(700)	(30,380)
Synopsys, Inc.*	(1,900)	(42,332)
Taleo Corp. Class A*	(300)	(7,056)
Tyler Technologies, Inc.*	(1,100)	(21,901)
VMware, Inc. Class A*	(700)	(29,666)
		(886,927)
Specialty Retail (-0.7%)
Abercrombie & Fitch Co. Class A	(1,000)	(34,850)
Aeropostale, Inc.*	(900)	(30,645)
American Eagle Outfitters, Inc.	(2,400)	(40,752)
AnnTaylor Stores Corp.*	(2,200)	(30,008)
AutoZone, Inc.*	(300)	(47,421)
Bebe Stores, Inc.	(3,400)	(21,318)
Bed Bath & Beyond, Inc.*	(900)	(34,767)
Best Buy Co., Inc.	(1,000)	(39,460)
CarMax, Inc.*	(1,500)	(36,375)
Chico's FAS, Inc.*	(2,700)	(37,935)
Collective Brands, Inc.*	(1,400)	(31,878)
Dick's Sporting Goods, Inc.*	(1,300)	(32,331)
Foot Locker, Inc.	(3,100)	(34,534)
Guess?, Inc.	(900)	(38,070)
hhgregg, Inc.*	(1,500)	(33,045)
Hibbett Sports, Inc.*	(1,400)	(30,786)
HOT Topic, Inc.*	(5,000)	(31,800)
Jo-Ann Stores, Inc.*	(900)	(32,616)
JOS. A. Bank Clothiers, Inc.*	(700)	(29,533)

See Accompanying Notes to Financial Statements.
46

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Specialty Retail
Lowe's Cos., Inc.	(1,600)	$(37,424)
O'Reilly Automotive, Inc.*	(1,100)	(41,932)
Office Depot, Inc.*	(4,900)	(31,605)
OfficeMax, Inc.*	(2,900)	(36,801)
Penske Auto Group, Inc.*	(1,300)	(19,734)
PetSmart, Inc.	(800)	(21,352)
RadioShack Corp.	(1,500)	(29,250)
Sally Beauty Holdings, Inc.*	(900)	(6,885)
Staples, Inc.	(1,600)	(39,344)
Systemax, Inc.	(600)	(9,426)
The Children's Place Retail Stores, Inc.*	(1,200)	(39,612)
The Gymboree Corp.*	(200)	(8,698)
The Men's Wearhouse, Inc.	(1,700)	(35,802)
The Sherwin-Williams Co.	(600)	(36,990)
Tiffany & Co.	(800)	(34,400)
Tractor Supply Co.*	(500)	(26,480)
Urban Outfitters, Inc.*	(1,200)	(41,988)
		(1,145,847)
Textiles, Apparel & Luxury Goods (-0.3%)
Carter's, Inc.*	(1,600)	(42,000)
Coach, Inc.	(1,200)	(43,836)
Columbia Sportswear Co.	(700)	(27,328)
Deckers Outdoor Corp.*	(400)	(40,688)
Hanesbrands, Inc.*	(1,500)	(36,165)
Iconix Brand Group, Inc.*	(2,600)	(32,890)
Jones Apparel Group, Inc.	(1,100)	(17,666)
Phillips-Van Heusen Corp.	(700)	(28,476)
Polo Ralph Lauren Corp.	(300)	(24,294)
Skechers U.S.A., Inc. Class A*	(1,200)	(35,292)
The Timberland Co. Class A*	(1,300)	(23,309)
True Religion Apparel, Inc.*	(600)	(11,094)
Unifirst Corp.	(400)	(19,244)
VF Corp.	(500)	(36,620)
Wolverine World Wide, Inc.	(1,500)	(40,830)
		(459,732)
Thrifts & Mortgage Finance (-0.2%)
Astoria Financial Corp.	(3,000)	(37,290)
Capitol Federal Financial	(700)	(22,022)
First Niagara Financial Group, Inc.	(2,700)	(37,557)
Hudson City Bancorp, Inc.	(2,700)	(37,071)
New York Community Bancorp, Inc.	(900)	(13,059)
Ocwen Financial Corp.*	(3,400)	(32,538)
People's United Financial, Inc.	(2,100)	(35,070)
Provident Financial Services, Inc.	(1,900)	(20,235)
TFS Financial Corp.	(1,900)	(23,066)
Washington Federal, Inc.	(1,800)	(34,812)
		(292,720)

See Accompanying Notes to Financial Statements.
47

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Tobacco (-0.2%)
Altria Group, Inc.	(2,400)	$(47,112)
Lorillard, Inc.	(400)	(32,092)
Philip Morris International, Inc.	(1,600)	(77,104)
Reynolds American, Inc.	(600)	(31,782)
Universal Corp.	(500)	(22,805)
Vector Group, Ltd.	(2,265)	(31,710)
		(242,605)
Trading Companies & Distributors (-0.2%)
Applied Industrial Technologies, Inc.	(1,200)	(26,484)
Beacon Roofing Supply, Inc.*	(1,000)	(16,000)
GATX Corp.	(1,400)	(40,250)
Kaman Corp.	(800)	(18,472)
MSC Industrial Direct Co., Inc. Class A	(800)	(37,600)
RSC Holdings, Inc.*	(4,100)	(28,864)
Titan Machinery, Inc.*	(2,600)	(30,004)
United Rentals, Inc.*	(3,100)	(30,411)
Watsco, Inc.	(600)	(29,388)
WESCO International, Inc.*	(500)	(13,505)
WW Grainger, Inc.	(400)	(38,732)
		(309,710)
Water Utilities (-0.1%)
American States Water Co.	(600)	(21,246)
American Water Works Co., Inc.	(1,800)	(40,338)
Aqua America, Inc.	(2,300)	(40,273)
California Water Service Group	(500)	(18,410)
		(120,267)
Wireless Telecommunication Services (-0.1%)
American Tower Corp. Class A*	(700)	(30,247)
Crown Castle International Corp.*	(1,000)	(39,040)
MetroPCS Communications, Inc.*	(4,800)	(36,624)
SBA Communications Corp. Class A*	(1,100)	(37,576)
Syniverse Holdings, Inc.*	(1,600)	(27,968)
		(171,455)
TOTAL COMMON STOCKS (Proceeds $32,867,332)		(35,928,696)
TOTAL SECURITIES SOLD SHORT (Proceeds $32,867,332)		$(35,928,696)

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

See Accompanying Notes to Financial Statements.
48

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Statement of Assets and Liabilities
December 31, 2009

Assets
Investments at value, including collateral for securities on loan of $30,969,059 (Cost $220,928,187) (Note 2)	$230,838,414[1]
Cash	786
Cash segregated at brokers for short sales	36,763,459
Receivable for investments sold	3,318,358
Dividend and interest receivable	172,304
Receivable for portfolio shares sold	17,073
Prepaid expenses and other assets	16,298
Total Assets	271,126,692
Liabilities
Advisory fee payable (Note 3)	96,217
Administrative services fee payable (Note 3)	51,451
Payable upon return of securities loaned (Note 2)	67,732,518
Securities sold short, at value (Proceeds $32,867,332)	35,928,696
Payable for investments purchased	3,753,046
Payable for portfolio shares redeemed	156,055
Dividend expense payable on securities sold short	49,738
Trustees' fee payable	2,729
Other accrued expenses payable	240,194
Total Liabilities	108,010,644
Net Assets
Capital stock, $.001 par value (Note 6)	13,086
Paid-in capital (Note 6)	297,352,589
Undistributed net investment income	283,879
Accumulated net realized loss on investments, short sales and foreign currency transactions	(141,382,524)
Net unrealized appreciation from investments, short sales and foreign currency translations	6,849,018
Net Assets	$163,116,048
Shares outstanding	13,085,603
Net asset value, offering price and redemption price per share	$12.47

1  Including $66,038,508 of securities on loan.

See Accompanying Notes to Financial Statements.
49

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Statement of Operations
For the Year Ended December 31, 2009

Investment Income (Note 2)
Dividends	$2,783,410
Interest	747
Securities lending	83,328
Foreign taxes withheld	(1,363)
Total investment income	2,866,122
Expenses
Investment advisory fees (Note 3)	932,361
Administrative services fees (Note 3)	309,757
Custodian fees	407,161
Dividend expense for securities sold short	327,852
Printing fees (Note 3)	191,334
Short sales expense	76,386
Audit and tax fees	43,053
Legal fees	42,334
Trustees' fees	17,078
Transfer agent fees	14,050
Insurance expense	11,157
Commitment fees (Note 4)	4,188
Interest expense (Note 4)	2,667
Miscellaneous expense	32,370
Total expenses	2,411,748
Net investment income	454,374
Net Realized and Unrealized Gain (Loss) from Investments, Short Sales and Foreign Currency Related Items
Net realized gain from investments	8,555,704
Net realized loss from short sales	(3,544,704)
Net realized loss from foreign currency transactions	(134)
Net change in unrealized appreciation (depreciation) from investments	27,585,671
Net change in unrealized appreciation (depreciation) from short sales	(3,061,228)
Net realized and unrealized gain from investments, short sales and foreign currency related items	29,535,309
Net increase in net assets resulting from operations	$29,989,683

See Accompanying Notes to Financial Statements.
50

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
From Operations
Net investment income	$454,374	$1,409,424
Net realized gain (loss) from investments, short sales and foreign currency transactions	5,010,866	(54,412,902)
Net change in unrealized appreciation (depreciation) from investments, short sales and foreign currency translations	24,524,443	(31,582,633)
Net increase (decrease) in net assets resulting from operations	29,989,683	(84,586,111)
From Dividends
Dividends from net investment income	(1,448,705)	(171,245)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	3,732,464	3,551,338
Exchange value of shares due to merger	34,189,262	—
Reinvestment of dividends	1,448,705	171,245
Net asset value of shares redeemed	(40,154,222)	(70,461,294)
Net decrease in net assets from capital share transactions	(783,791)	(66,738,711)
Net increase (decrease) in net assets	27,757,187	(151,496,067)
Net Assets
Beginning of year	135,358,861	286,854,928
End of year	$163,116,048	$135,358,861
Undistributed net investment income	$283,879	$1,272,039

See Accompanying Notes to Financial Statements.
51

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Statement of Cash Flows
For the Year Ended December 31, 2009

Cash Flows from Operating Activities
Dividends, interest and securities lending income received	$2,912,895
Operating expenses paid	(1,959,178)
Dividend expense paid on securities sold short	(278,114)
Purchases of long-term securities	(848,064,611)
Proceeds from sales of long-term securities	870,449,466
Purchases to cover securities sold short	(45,261,377)
Proceeds from securities sold short	73,507,396
Purchases of short-term securities, net	(5,686,000)
Net cash provided by operating activities		$45,620,477
Cash Flows from Financing Activities
Proceeds from sale of shares	3,723,571
Cost of shares redeemed	(49,345,403)
Net cash used by financing activities		(45,621,832)
Effect of exchange rate on cash		1,216
Net decrease in cash		(139)
Cash — beginning of year		925
Cash — end of year		$786
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$29,989,683
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Change in dividends and interest receivable	$46,773
Change in accrued expenses	121,973
Change in prepaid expenses and other assets	(12,709)
Change in advisory fee payable	15,454
Change in dividend expense payable on securities sold short	49,738
Purchases of long-term securities	(848,064,611)
Proceeds from sales of long-term securities	870,449,466
Purchases to cover securities sold short	(45,261,377)
Proceeds from securities sold short	73,507,396
Purchases of short-term securities, net	(5,686,000)
Net change in unrealized appreciation from investments, short sales and foreign currency translations	(24,524,443)
Net realized gain from investments, short sales and foreign currency transactions	(5,010,866)
Total adjustments		15,630,794
Net cash provided by operating activities		$45,620,477
Non-Cash Activity:
Dividend reinvestments		$1,448,705
Exchange value of shares due to merger		34,189,262
Net non-cash activity		$35,637,967

See Accompanying Notes to Financial Statements.
52

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Per share data
Net asset value, beginning of year	$10.10	$15.47	$15.60	$14.89	$15.30
INVESTMENT OPERATIONS
Net investment income (loss)	0.06	0.10	0.02	(0.14)	(0.14)
Net gain (loss) on investments, short sales, foreign currency related items and futures contracts (both realized and unrealized)	2.44	(5.46)	(0.15)	0.85	(0.27)
Total from investment operations	2.50	(5.36)	(0.13)	0.71	(0.41)
LESS DIVIDENDS
Dividends from net investment income	(0.13)	(0.01)	—	—	—
Net asset value, end of year	$12.47	$10.10	$15.47	$15.60	$14.89
Total return[1]	24.79%	(34.66)%	(0.83)%	4.77%	(2.68)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$163,116	$135,359	$286,855	$413,335	$557,377
Ratio of expenses to average net assets	1.81%	0.93%	0.92%	1.11%	1.14%
Ratio of expenses to average net assets excluding short sales dividend expense	1.56%	—	—	—	—
Ratio of net investment income (loss) to average net assets	0.34%	0.65%	0.08%	(0.75)%	(0.84)%
Portfolio turnover rate	643%	204%	203%	208%	82%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
53

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements
December 31, 2009

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers three managed investment portfolios of which one, the U.S. Equity Flex I Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks capital growth. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995. Effective May 1, 2009, the name of the Portfolio was changed from Small Cap Core I Portfolio.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board

54

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

55

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$192,658,355	$—	$—	$192,658,355
Short-Term Investments	30,969,059	7,211,000	—	38,180,059
Securities Sold Short
Common Stocks	(35,928,696)	—	—	(35,928,696)
Other Financial Instruments*	—	—	—	—
	$187,698,718	$7,211,000	$—	$194,909,718

*Other financial instruments include futures, forwards and swap contracts.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Effective January 1, 2009, the Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance, and cash flows. The Portfolio has not entered into any derivative or hedging activities during the period covered by this report.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends and dividend expense on short sales are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

56

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. The Portfolio may use futures contracts to gain exposure to, or hedge against changes in equities. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures,

57

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At December 31, 2009, the Portfolio had no open futures contracts.

I) SHORT SALES — The Portfolio enters into short sales transactions collateralized by cash deposits received from brokers in connection with securities lending activities (see note J) and securities. Cash deposits are shown as cash segregated at brokers on the Statement of Assets and Liabilities. The collateral amounts required are determined daily by reference to the market value of the short positions. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio's loss on a short sale could theoretically be unlimited in a case where the Portfolio is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential portfolio losses. The use by the Portfolio of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Portfolio held only long positions. It is possible that the Portfolio's long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Portfolio. In addition, the Portfolio's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Portfolio. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Portfolio.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity is either in the form of cash segregated at brokers or pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

58

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2009, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $129,288, of which $24,666 was rebated to borrowers (brokers). The Portfolio retained $83,328 in income from the cash collateral investment, and SSB, as lending agent, was paid $21,294. Securities lending income is accrued as earned.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.70% of the Portfolio's average daily net assets. For the year ended December 31, 2009, investment advisory fees earned were $932,361.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2009, co-administrative services fees earned by CSAMSI were $119,875.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2009, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $189,882.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing services. For the year ended December 31, 2009, Merrill was paid $30,352 for its services by the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed,

59

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 4. Line of Credit

unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2009, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2009, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$7,549,538	0.978%	$8,971,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2009, purchases and sales of investment securities (excluding short sales and short-term investments) were $847,690,253 and $867,532,830, respectively. Securities sold short and purchases to cover securities sold short were $73,744,161 and $45,565,187, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Shares sold	360,363	280,324
Shares exchanged due to merger	2,981,912	—
Shares issued in reinvestment of dividends	123,854	11,794
Shares redeemed	(3,776,088)	(5,438,133)
Net decrease	(309,959)	(5,146,015)

On December 31, 2009, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
4	80%

60

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 6. Capital Share Transactions

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2009 and 2008, respectively, by the Portfolio were as follows:

Ordinary Income
2009	2008
$1,448,705	$171,245

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, real estate investment trusts and cumulative basis adjustments on partnerships.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$273,598
Accumulated realized loss	(138,432,467)
Unrealized appreciation	4,070,170
Deferral of post-October capital losses	(160,928)
$(134,249,627)

At December 31, 2009, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2010	2011	2015	2016	2017
$71,022,093	$5,258,187	$541,104	$26,558,519	$35,052,564

During the tax year ended December 31, 2009, the Portfolio did not utilize any of the capital loss carryforwards.

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforwards before they expire.

Included in the Portfolio's capital loss carryforwards which expire in 2016 is $3,621,034, acquired in the Credit Suisse Trust — U.S. Equity Flex II Portfolio merger, which is subject to IRS limitations.

61

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 7. Federal Income Taxes

Included in the Portfolio's capital loss carryforwards which expire in 2015 and 2016 is $198,849 and $4,065,050 respectively, acquired in the Credit Suisse Trust — U.S. Equity Flex III Portfolio merger, which is subject to IRS limitations.

Included in the Portfolio's capital loss carryforwards which expire in 2010, 2015 and 2016 is $552,966, $342,255 and $964,600 respectively, acquired in the Credit Suisse Trust — U.S. Equity Flex IV Portfolio merger, which is subject to IRS limitations.

At December 31, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $223,707,034, $8,959,214, $(1,827,834) and $7,131,380, respectively.

At December 31, 2009, the identified proceeds for federal income tax purposes, as well as the gross unrealized appreciation from securities sold short for those securities having an excess of proceeds over value, gross unrealized depreciation from investments for those securities having an excess of value over proceeds and the net unrealized depreciation from securities sold short were $(32,867,332), $485,757, $(3,547,121) and $(3,061,364), respectively.

At December 31, 2009, the Portfolio reclassified $(10,192,986) to accumulated net realized loss and $6,171 to undistributed net investment income from paid in capital to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency gain/(loss) and other temporary book/tax differences from acquired funds. Net assets were not affected by these reclassifications.

Note 8. Acquisition of Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio

On October 2, 2009, Credit Suisse Trust — U.S. Equity Flex I Portfolio acquired all of the net assets of Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio, all of which are open-end investment companies, pursuant to a plan of reorganization approved by the Board of Trustees on May 12, 2009. The purpose of the transaction was to combine four funds managed by Credit Suisse with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,284,769 shares of

62

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 8. Acquisition of Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio

Credit Suisse Trust — U.S. Equity Flex II Portfolio valued at $11,153,778, 1,203,118 shares of Credit Suisse Trust — U.S. Equity Flex Portfolio III valued at $13,133,970 and 1,026,788 shares of Credit Suisse Trust — U.S. Equity Flex IV Portfolio valued at $9,901,514 for 2,981,912 shares of Credit Suisse Trust — U.S. Equity Flex I Portfolio. The investment portfolios of Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity IV Portfolio had a fair value at October 2, 2009 of $11,132,420, $13,104,370 and $9,878,210 and identified costs of $10,483,399, $12,252,732 and $9,160,031, respectively, which were the principal assets acquired by Credit Suisse Trust — U.S. Equity Flex I Portfolio. For financial reporting purposes, assets received and shares issued by Credit Suisse Trust — U.S. Equity Flex I Portfolio were recorded at fair value; however the cost basis of the investments received from Credit Suisse Trust — U.S. Equity Flex II Portfolio , Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio were carried forward to align ongoing reporting of Credit Suisse Trust — U.S. Equity Flex I Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of Credit Suisse Trust — U.S. Equity Flex I Portfolio were $132,557,155.

Credit Suisse Trust — U.S. Equity Flex I Portfolio pro forma results of operations for the year ended December 31, 2009 are as follows:

Net investment income	$815,573[1]
Net gain from investments, short sales and foreign currency related items	35,210,770[2]
Net increase in net assets resulting from operations	$36,026,343

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of net investment income and net gain on investments of Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio that have been included in Credit Suisse Trust — U.S. Equity Flex I Portfolio's statement of operations since October 2, 2009.

1  $454,374 as reported, plus $152,979, $78,352 and $86,228 for Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio, respectively, premerger, plus $43,640 of pro-forma gross expenses eliminated.

2  $29,535,309 as reported, plus $1,785,307, $2,097,371 and $1,792,783 for Credit Suisse Trust — U.S. Equity Flex II Portfolio, Credit Suisse Trust — U.S. Equity Flex III Portfolio and Credit Suisse Trust — U.S. Equity Flex IV Portfolio respectively, premerger.

63

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 9. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 10. Subsequent Events

Effective June 30, 2009, the Portfolio adopted the Financial Accounting Standards Board ("FASB") amendments to general standards on accounting for and disclosures of subsequent events. Management has evaluated the possibility of subsequent events existing in the Portfolio's financial statements through February 18, 2010. Management has determined that there are no material events that would require disclosure in the Portfolio's financial statements through this date.

64

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse Trust — US Equity Flex I Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Trust — US Equity Flex I Portfolio (formerly Credit Suisse Trust — Small Cap Core I Portfolio) (the "Portfolio") at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2010

65

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 16 and 17, 2009, considered the following factors with respect to the U.S. Equity Flex I Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.70% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the fee waivers currently in place for the Portfolio and considered the actual fee rate of 0.30% paid by the Portfolio after taking waivers into account ("Net Advisory Fee"). The Board also considered the merger of the other Credit Suisse portfolios into the Portfolio. The Board acknowledged that voluntary fee waivers could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

66

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Portfolio Performance

The Board received and considered performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

67

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  Although the combined Contractual Advisory Fee and co-administration fees were above the median of the Expense Group, the fee was considered reasonable, recognizing that the Net Advisory Fee was lower than the median and Credit Suisse was currently voluntarily waiving a portion of its advisory fee.

•  The Portfolio's performance was below the median for all periods in the Performance Group and Performance Universe. The Board noted the changes to the Portfolio during the past year, including the reorganization in which the assets of the U.S. Equity Flex II, III and IV Portfolios were transferred to the Portfolio. They also noted the change in the Portfolio's investment strategy. The Board determined that it would monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as discussed above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the fee waivers and the Net Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

68

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	13	Director of Epoch Holding Corporation (an investment
management and investment advisory services company); Director of Starcomms PLC. (telecommunications company); Director of The Adams Express Company, Petroleum and Resources Corporation, The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets
Telecommunications Fund, Inc. (each a
					closed-end investment company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	11	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Portfolio on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

69

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1937)	Trustee, Audit and Nominating Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	11	None

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	13	Director of iCAD, Inc. (surgical and
					medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

70

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

** The officers of the Portfolio shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

71

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Tax Information Letter
December 31, 2009 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate shareholders should note for the year ended December 31, 2009, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100%.

72

Credit Suisse Trust — U.S. Equity Flex I Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

73

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   TRSCC I-AR-1209

CREDIT SUISSE FUNDS

Annual Report

December 31, 2009

CREDIT SUISSE TRUST
■  INTERNATIONAL EQUITY FLEX III PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2009; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report
December 31, 2009 (unaudited)

January 20, 2010

Dear Shareholder:

On May 1, 2009, the Credit Suisse Trust — Emerging Markets Portfolio became the Credit Suisse Trust — International Equity Flex III Portfolio (the "Portfolio"). Concurrently, the investment strategy changed to a "flexible 130/30" strategy whereby the Portfolio generally will hold (i) long positions, either directly or through derivatives, in an amount up to approximately 130% of its net assets and (ii) short positions, either directly or through derivatives, in an amount up to approximately 30% of its net assets. The Portfolio will continue to invest in equity securities of non-U.S. companies.

Under the new investment strategy, the Portfolio seeks to outperform the MSCI EAFE Index Net Dividends (the "Benchmark"). The Benchmark is designed to measure the performance of equities in developed markets outside of North America, which include Europe, Australasia (Australia and New Zealand), and the Far East.

The Portfolio's investment approach has changed from a fundamental equity approach to one that uses quantitative portfolio management techniques. The portfolio manager will select securities for the Portfolio using proprietary quantitative models, which are designed to:

• forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum.

• identify stocks that are likely to suffer declines in price if market conditions deteriorate and either limit the Portfolio's overall long exposure or increase the Portfolio's overall short exposure to such low quality stocks.

• help determine the Portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

For the 12 months ended December 31, 2009, the Credit Suisse Trust — International Equity Flex III Portfolio (the "Portfolio") had a gain of 51.62%1, versus an increase of 31.78% for the Benchmark.2

Market Review: A positive end to a challenging year

At the end of 2009, markets around the world rebounded, with the MSCI World Index Net Dividends increasing by 29.99% for the year, and the portfolio's benchmark, the MSCI EAFE Index Net Dividends, up 31.78% for the year. Additionally, the Dow Jones Euro STOXX Index Net was up 27.62% and the

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

FTSE All Share Index up 30.12%. In Japan, the Topix Index Total Return had more modest gains of 7.62%.

However, despite what seems to be a global recovery in the markets, there are still signs that a full recovery is a ways off. For example, the U.S. unemployment rate remains at 10.0% (as of November 2009), and the Federal Funds rate continues to be 0.0% - 0.25%.

Strategic Review and Outlook: Look for balance sheet and earnings quality in 2010

On May 1, 2009, the Portfolio's investment strategy changed from an active, long-only strategy to a quantitative flex strategy, which allows long and short positions while maintaining an approximate 100% net long exposure. The term "flex" in the portfolio's name refers to the ability of the portfolio to vary from 100% to 130% in its long positions and from 0% to 30% in its short positions, based on market conditions. While the Portfolio intends to utilize short exposure, it may refrain completely from doing so under certain conditions.

The Portfolio is managed by the Quantitative Equities Group within Credit Suisse Asset Management, LLC, which has managed funds with a flex-style strategy since January of 2007. The Quantitative Equities Group believes that utilizing a flex strategy should offer increased return potential for a given level of risk compared to a long-only strategy. The Quantitative Equities Group is made up of lead manager Jordan Low and portfolio managers Constantin Filitti and Timothy Schwider.

For the year ended December 31, 2009, the Portfolio outperformed its benchmark. In Europe, our Value and Capital Deployment factors contributed to alpha, while Momentum and Profitability detracted from performance. In Japan, the performance of our factors was also mixed. Overall, Value remained the strongest performing factor of the year, while Capital Deployment also added positively to performance. Conversely, Growth and Momentum both detracted from Portfolio performance.

Going forward, we believe that macro economic factors will have less impact, as the majority of stimulus packages and large bankruptcies have been incorporated into market valuations. As the world continues to adjust to the new regime of government support and increased transparency, we expect that stock selection will be more important in the coming months than macro bets. In our opinion, the first stage of the recovery is coming to an end. Market volatility should gradually become less important as investors begin to focus more on underlying fundamentals of companies. We also believe that balance sheet and earnings quality will be positively rewarded in 2010. And, although we expect

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

the market to remain difficult in the near term, we are comfortable with our proactive long-term investment process going forward.

Credit Suisse Quantitative Equities Group

Jordan Low
Constantin Filitti
Timothy Schwider

Short sales expose the portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the portfolio. The portfolio's loss on a short sale could theoretically be unlimited in a case where the portfolio is unable to close out its short position.

Derivatives are subject to a number of risks such as correlation risk, liquidity risk, interest-rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The use of leverage subjects the portfolio to the risk of magnified capital losses that can occur when losses affect an asset base — enlarged by borrowings or the creation of liabilities — that exceeds the net assets of the portfolio. The net asset value of the portfolio when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Investing in small to medium-sized companies may be more volatile and less liquid than investments in larger companies.

Special situations are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — International Equity Flex III Portfolio1, the
MSCI EAFE Index Net Dividends2 and the MSCI Emerging
Markets Free Index2 for Ten Years.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Average Annual Returns as of December 31, 20091

1 Year	5 Years	10 Years	Since Inception[3]
51.62%	8.50%	3.91%	6.80%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratio is 1.54%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.14%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index Net Dividends is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Effective May 1, 2009, the Morgan Stanley Capital International EAFE Index Net Dividends replaced the MSCI Emerging Markets Free Index as the benchmark-index for the Portfolio. The Morgan Stanley Capital International Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

3  Inception date 12/31/97.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2009.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2009

Actual Portfolio Return
Beginning Account Value 7/1/09	$1,000.00
Ending Account Value 12/31/09	$1,205.80
Expenses Paid per $1,000*	$7.78
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/09	$1,000.00
Ending Account Value 12/31/09	$1,018.15
Expenses Paid per $1,000*	$7.12
Annualized Expense Ratio*	1.40%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Trust — International Equity Flex III Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2009 (unaudited)

SECTOR BREAKDOWN*

	Long	Short	Net
Financials	30.9%	(3.3)%	27.6%
Industrials	15.7%	(3.0)%	12.7%
Consumer Discretionary	12.8%	(2.5)%	10.3%
Health Care	11.5%	(1.4)%	10.1%
Materials	11.0%	(3.0)%	8.0%
Energy	10.2%	(2.5)%	7.7%
Consumer Staples	8.8%	(1.9)%	6.9%
Information Technology	6.2%	(0.3)%	5.9%
Telecommunication Services	5.4%	(0.7)%	4.7%
Utilities	5.7%	(1.0)%	4.7%
Short-Term Investments	1.4%	(0.0)%	1.4%
Total	119.6%	(19.6)%	100.0%

*  Expressed as a percentage of total long/short investments, respectively, (excluding security lending collateral) and may vary over time.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS (118.4%)
COMMON STOCKS (117.9%)
Asia (3.6%)
Diversified Financial Services (3.6%)
iShares MSCI Pacific ex-Japan Index Fund§	114,803	$4,749,400
TOTAL ASIA		4,749,400
Australia (5.9%)
Air Freight & Logistics (0.1%)
Toll Holdings, Ltd.	5,497	42,979
Airlines (0.0%)
Qantas Airways, Ltd.	8,709	23,265
Beverages (0.1%)
Coca-Cola Amatil, Ltd.	4,876	50,336
Foster's Group, Ltd.	17,421	85,802
		136,138
Biotechnology (0.1%)
CSL, Ltd.	5,205	151,544
Capital Markets (0.1%)
Macquarie Group, Ltd.§	2,609	111,923
Perpetual, Ltd.	315	10,450
		122,373
Chemicals (0.1%)
Incitec Pivot, Ltd.	12,816	40,588
Nufarm, Ltd.	1,466	14,248
Orica, Ltd.	3,185	74,142
		128,978
Commercial Banks (1.5%)
Australia & New Zealand Banking Group, Ltd.	19,876	405,538
Bendigo and Adelaide Bank, Ltd.	2,658	23,360
Commonwealth Bank of Australia	12,861	628,668
National Australia Bank, Ltd.	15,931	389,258
Westpac Banking Corp.	24,237	548,155
		1,994,979
Commercial Services & Supplies (0.1%)
Brambles, Ltd.	10,199	61,932
Construction & Engineering (0.0%)
Leighton Holdings, Ltd.§	1,069	36,282
Construction Materials (0.0%)
Boral, Ltd.	4,762	25,307
Containers & Packaging (0.0%)
Amcor, Ltd.	6,916	38,551

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Australia
Diversified Financial Services (0.4%)
ASX, Ltd.	1,730	$54,002
iShares MSCI Australia Index Fund§	20,268	462,921
		516,923
Diversified Telecommunication Services (0.1%)
Telstra Corp., Ltd.	42,119	129,648
Electric Utilities (0.0%)
SP AusNet	12,558	10,318
Energy Equipment & Services (0.0%)
WorleyParsons, Ltd.	1,485	38,606
Food & Staples Retailing (0.5%)
Metcash, Ltd.	7,152	28,713
Wesfarmers, Ltd.	9,064	253,694
Wesfarmers, Ltd.	1,355	37,881
Woolworths, Ltd.	11,072	278,035
		598,323
Food Products (0.0%)
Goodman Fielder, Ltd.	11,069	16,138
Health Care Equipment & Supplies (0.0%)
Cochlear, Ltd.	489	30,235
Health Care Providers & Services (0.0%)
Sonic Healthcare, Ltd.§	3,067	42,292
Hotels, Restaurants & Leisure (0.1%)
Aristocrat Leisure, Ltd.§	3,327	11,933
Crown, Ltd.§	4,336	31,064
TABCORP Holdings, Ltd.	5,781	35,911
Tatts Group, Ltd.	10,895	23,797
		102,705
Industrial Conglomerates (0.0%)
CSR, Ltd.	10,751	17,333
Insurance (0.4%)
AMP, Ltd.	16,568	100,199
AXA Asia Pacific Holdings, Ltd.	9,057	53,021
Insurance Australia Group, Ltd.	19,030	68,433
QBE Insurance Group, Ltd.	7,787	177,920
Suncorp-Metway, Ltd.	10,805	83,754
		483,327
IT Services (0.0%)
Computershare, Ltd.	3,923	40,188

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Australia
Media (0.0%)
Fairfax Media, Ltd.§	20,139	$31,341
Metals & Mining (1.4%)
Alumina, Ltd.*§	22,352	36,586
BHP Billiton, Ltd.	30,319	1,161,630
BlueScope Steel, Ltd.	18,132	50,022
Fortescue Metals Group, Ltd.*	10,341	40,953
Newcrest Mining, Ltd.	4,504	142,838
OneSteel, Ltd.	11,126	33,459
OZ Minerals, Ltd.*	28,070	29,956
Rio Tinto, Ltd.	4,064	271,624
Sims Metal Management, Ltd.	1,530	30,015
		1,797,083
Multi-Utilities (0.1%)
AGL Energy, Ltd.§	4,489	56,492
Multiline Retail (0.0%)
Harvey Norman Holdings, Ltd.	4,898	18,488
Oil, Gas & Consumable Fuels (0.4%)
Arrow Energy, Ltd.*	4,714	17,553
Caltex Australia, Ltd.*	1,240	10,327
Energy Resources of Australia, Ltd.	608	12,991
Origin Energy, Ltd.	7,597	114,439
Paladin Energy, Ltd.*	4,991	18,654
Santos, Ltd.	7,016	88,472
Woodside Petroleum, Ltd.	4,145	175,018
		437,454
Real Estate Investment Trusts (0.3%)
CFS Retail Property Trust	14,734	25,119
Dexus Property Group	43,620	33,134
GPT Group	79,920	42,999
Mirvac Group	23,190	32,395
Stockland	18,099	63,845
Westfield Group	16,942	189,846
		387,338
Real Estate Management & Development (0.0%)
Lend Lease Corp., Ltd.	3,291	30,416
Road & Rail (0.0%)
Asciano Group*	26,262	42,568
Textiles, Apparel & Luxury Goods (0.0%)
Billabong International, Ltd.§	1,595	15,625

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Australia
Transportation Infrastructure (0.1%)
Macquarie Airports	6,581	$17,834
Macquarie Infrastructure Group§	23,184	27,647
Transurban Group§	10,870	53,863
		99,344
TOTAL AUSTRALIA		7,704,513
Austria (0.4%)
Building Products (0.0%)
Wienerberger AG*	16	291
Commercial Banks (0.4%)
Erste Group Bank AG	12,197	453,607
Raiffeisen International Bank Holding AG	1,245	69,611
		523,218
Construction & Engineering (0.0%)
Strabag SE BR	17	501
Real Estate Management & Development (0.0%)
IMMOFINANZ AG*§	2,201	7,824
TOTAL AUSTRIA		531,834
Belgium (1.2%)
Chemicals (0.5%)
Solvay SA	5,719	616,425
Commercial Banks (0.0%)
KBC Groep NV*	1,311	56,375
Diversified Financial Services (0.4%)
Nationale A Portefeuille	9,638	513,294
Diversified Telecommunication Services (0.1%)
Belgacom SA	3,864	140,392
Electrical Equipment (0.0%)
Bekaert SA	46	7,105
Insurance (0.0%)
Fortis*	432	1,600
Pharmaceuticals (0.1%)
UCB SA	2,155	90,024
Wireless Telecommunication Services (0.1%)
Mobistar SA	1,831	125,630
TOTAL BELGIUM		1,550,845

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Bermuda (0.0%)
Insurance (0.0%)
Catlin Group, Ltd.	5,045	$27,618
Metals & Mining (0.0%)
Aquarius Platinum, Ltd.*§	645	4,203
TOTAL BERMUDA		31,821
Cyprus (0.0%)
Energy Equipment & Services (0.0%)
ProSafe SE	341	2,168
TOTAL CYPRUS		2,168
Denmark (1.8%)
Beverages (0.1%)
Carlsberg AS Class B	710	52,313
Construction & Engineering (0.0%)
FLSmidth & Co. AS§	8	561
Health Care Equipment & Supplies (0.6%)
Coloplast AS Class B§	6,975	631,324
William Demant Holding*	1,473	110,811
		742,135
Marine (0.3%)
A P Moller - Maersk AS Class A	60	405,656
Pharmaceuticals (0.8%)
H Lundbeck AS§	29,060	525,498
Novo Nordisk AS Class B	8,896	568,439
		1,093,937
TOTAL DENMARK		2,294,602
Finland (1.7%)
Communications Equipment (0.9%)
Nokia Oyj§	95,873	1,240,675
Electric Utilities (0.1%)
Fortum Oyj	3,543	96,200
Food & Staples Retailing (0.1%)
Kesko Oyj B Shares	2,450	80,974
Insurance (0.2%)
Sampo Oyj A Shares	10,062	245,315
Machinery (0.1%)
Kone Oyj Class B	2,018	86,551
Metso Oyj	2,972	104,629
Wartsila Oyj	242	9,708
		200,888

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Finland
Metals & Mining (0.2%)
Rautaruukki Oyj	8,674	$200,811
Pharmaceuticals (0.1%)
Orion Oyj Class B	4,858	104,857
TOTAL FINLAND		2,169,720
France (14.1%)
Aerospace & Defense (0.4%)
Safran SA	17,658	345,314
Thales SA	1,027	52,827
Zodiac Aerospace§	2,586	107,644
		505,785
Auto Components (0.7%)
Compagnie Generale des Etablissements Michelin Class B	2,922	223,980
Valeo SA*	18,688	654,625
		878,605
Automobiles (0.5%)
PSA Peugeot Citroen*	19,276	648,553
Building Products (0.2%)
Cie de Saint-Gobain§	4,099	222,542
Chemicals (0.1%)
Arkema SA	3,597	133,466
Commercial Banks (1.1%)
BNP Paribas§	12,826	1,018,184
Credit Agricole SA	4,338	76,195
Societe Generale	5,285	367,509
		1,461,888
Commercial Services & Supplies (0.1%)
Societe BIC SA	2,092	144,647
Communications Equipment (0.2%)
Alcatel-Lucent*§	81,802	275,676
Construction & Engineering (1.4%)
Bouygues SA§	14,831	768,863
Eiffage SA	2,657	149,880
Vinci SA	15,562	876,423
		1,795,166
Diversified Financial Services (0.2%)
Eurazeo	3,478	241,452
Diversified Telecommunication Services (0.5%)
France Telecom SA	27,795	695,130

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
France
Electrical Equipment (0.8%)
Alstom SA	384	$26,878
Nexans SA	8,196	651,584
Schneider Electric SA	3,155	367,147
		1,045,609
Food & Staples Retailing (0.3%)
Carrefour SA	6,064	291,114
Casino Guichard Perrachon SA§	1,585	141,334
		432,448
Hotels, Restaurants & Leisure (0.2%)
Accor SA	4,057	222,193
Household Durables (0.0%)
Thomson SA*§	1,888	2,433
Insurance (1.2%)
AXA SA	20,845	489,829
CNP Assurances	3,968	384,564
SCOR SE	25,655	645,045
		1,519,438
IT Services (0.9%)
Atos Origin SA*	11,170	512,165
Cap Gemini SA§	14,887	679,716
		1,191,881
Machinery (0.5%)
Vallourec SA	3,879	702,370
Media (0.9%)
Lagardere SCA	5,103	206,771
M6-Metropole Television	2,407	61,657
PagesJaunes Groupe§	19,833	221,250
Publicis Groupe§	2,775	112,926
Vivendi	19,837	589,249
		1,191,853
Metals & Mining (0.2%)
Eramet§	935	293,060
Multi-Utilities (0.1%)
GDF Suez§	2,280	98,855
Suez Environnement SA	108	2,492
Veolia Environnement	400	13,196
		114,543
Multiline Retail (0.2%)
PPR§	2,237	268,743

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
France
Oil, Gas & Consumable Fuels (1.7%)
Total SA§	34,172	$2,196,702
Pharmaceuticals (1.3%)
Ipsen SA	5	278
Sanofi-Aventis SA§	20,968	1,650,362
		1,650,640
Real Estate Investment Trusts (0.1%)
Fonciere Des Regions§	1,166	119,327
Software (0.1%)
UbiSoft Entertainment SA*	14,453	204,813
Textiles, Apparel & Luxury Goods (0.2%)
Christian Dior SA	2,436	249,850
Transportation Infrastructure (0.0%)
Societe Des Autoroutes Paris-Rhin-Rhone*	3	231
TOTAL FRANCE		18,409,044
Germany (10.2%)
Aerospace & Defense (0.1%)
MTU Aero Engines Holding AG	3,328	181,276
Air Freight & Logistics (0.0%)
Deutsche Post AG	2,374	45,920
Airlines (0.3%)
Deutsche Lufthansa AG	22,411	378,742
Automobiles (1.3%)
Bayerische Motoren Werke AG	8,344	380,156
Daimler AG§	21,777	1,160,892
Volkswagen AG§	1,881	208,585
		1,749,633
Capital Markets (0.0%)
Deutsche Bank AG	659	46,637
Chemicals (0.9%)
BASF SE	17,776	1,101,089
Lanxess AG	2,045	77,374
		1,178,463
Computers & Peripherals (0.2%)
Wincor Nixdorf AG	3,280	224,832
Construction & Engineering (0.8%)
Bilfinger Berger AG	8,142	624,076
Hochtief AG	5,302	404,705
		1,028,781

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Germany
Construction Materials (0.2%)
HeidelbergCement AG	3,037	$210,281
Diversified Telecommunication Services (0.4%)
Deutsche Telekom AG§	36,031	529,010
Electric Utilities (0.9%)
E.ON AG§	26,605	1,117,654
Electrical Equipment (0.0%)
Q-Cells SE*§	30	490
Tognum AG	2,157	35,736
		36,226
Food & Staples Retailing (0.2%)
Metro AG	3,261	199,325
Food Products (0.1%)
Suedzucker AG	3,752	78,240
Health Care Providers & Services (0.3%)
Celesio AG	10,263	260,080
Rhoen-Klinikum AG	3,451	84,060
		344,140
Industrial Conglomerates (0.8%)
Rheinmetall AG	9,530	605,555
Siemens AG	5,422	497,998
		1,103,553
Insurance (1.5%)
Allianz SE§	7,409	919,188
Hannover Rueckversicherung AG*	1,683	78,696
Muenchener Rueckversicherungs AG§	6,570	1,024,198
		2,022,082
Machinery (0.0%)
GEA Group AG	20	446
Metals & Mining (0.1%)
Salzgitter AG	1,819	178,390
ThyssenKrupp AG§	139	5,230
		183,620
Multi-Utilities (0.9%)
RWE AG§	11,631	1,129,644
Pharmaceuticals (1.1%)
Bayer AG	17,112	1,370,508
Merck KGAA	482	45,234
		1,415,742

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Germany
Software (0.0%)
Software AG	26	$2,836
Textiles, Apparel & Luxury Goods (0.1%)
Adidas AG	271	14,691
Puma AG Rudolf Dassler Sport	275	91,622
		106,313
TOTAL GERMANY		13,313,396
Greece (0.8%)
Capital Markets (0.0%)
Marfin Investment Group SA*	285	809
Commercial Banks (0.6%)
Alpha Bank AE*	34,369	401,396
EFG Eurobank Ergasias SA*	18,596	207,998
National Bank of Greece SA*	6,239	160,426
Piraeus Bank SA*	5,182	59,515
		829,335
Construction Materials (0.0%)
Titan Cement Co. SA	114	3,309
Hotels, Restaurants & Leisure (0.1%)
OPAP SA	7,805	171,621
Oil, Gas & Consumable Fuels (0.1%)
Hellenic Petroleum SA	5,076	56,877
TOTAL GREECE		1,061,951
Hong Kong (1.7%)
Diversified Financial Services (1.7%)
iShares MSCI Hong Kong Index Fund§	143,378	2,245,300
TOTAL HONG KONG		2,245,300
Ireland (0.2%)
Airlines (0.0%)
Ryanair Holdings PLC*	911	4,305
Construction Materials (0.2%)
CRH PLC	6,476	177,159
Food Products (0.0%)
Kerry Group PLC Class A	579	18,220
TOTAL IRELAND		199,684
Israel (0.0%)
IT Services (0.0%)
Emblaze Ltd.*	13,069	8,272
TOTAL ISRAEL		8,272

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Italy (4.0%)
Automobiles (0.1%)
Fiat SpA*	10,186	$149,186
Commercial Banks (0.9%)
Banca Carige SpA§	4,667	12,469
Banca Monte dei Paschi di Siena SpA§	25,913	45,338
Banca Popolare dell'Etruria e del Lazio	721	4,079
Banco di Desio e della Brianza SpA	2,647	15,875
Banco Popolare SC*	326	2,444
Intesa Sanpaolo SpA*	86,040	387,506
Piccolo Credito Valtellinese Scarl	2,992	24,071
UniCredit SpA*	202,655	678,196
		1,169,978
Construction & Engineering (0.0%)
Impregilo SpA	48	170
Construction Materials (0.0%)
Buzzi Unicem SpA	278	4,477
Cementir Holding SpA	2,428	11,684
		16,161
Diversified Telecommunication Services (0.2%)
Telecom Italia SpA	183,378	286,299
Electric Utilities (0.9%)
Enel SpA§	185,657	1,075,740
Iride SpA§	5,128	9,776
		1,085,516
Electrical Equipment (0.5%)
Prysmian SpA	36,911	644,829
Food Products (0.5%)
Parmalat SpA	234,541	656,259
Gas Utilities (0.0%)
Snam Rete Gas SpA	5,967	29,658
Insurance (0.2%)
Assicurazioni Generali SpA	9,992	269,413
Fondiaria-Sai SpA	561	8,926
Premafin Finanziaria SpA*	4,768	7,231
Societa Cattolica di Assicurazioni S.c.r.l*	158	5,365
		290,935
Media (0.0%)
Gruppo Editoriale L'Espresso SpA*	1,833	5,888
Multi-Utilities (0.0%)
ACEA SpA	815	8,743

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Italy
Oil, Gas & Consumable Fuels (0.7%)
ENI SpA	33,422	$851,830
Saras SpA§	226	710
		852,540
TOTAL ITALY		5,196,162
Japan (22.4%)
Air Freight & Logistics (0.0%)
Yamato Holdings Co., Ltd.	4,000	55,704
Airlines (0.0%)
Japan Airlines Corp.*	384	276
Auto Components (0.5%)
Aisin Seiki Co., Ltd.§	1,789	51,708
Bridgestone Corp.§	7,630	134,650
Calsonic Kansei Corp.*	3,000	8,383
Denso Corp.	6,522	197,160
Imasen Electric Industrial	19	243
Kasai Kogyo Co., Ltd.	3,000	8,306
Keihin Corp.	200	2,991
Koito Manufacturing Co., Ltd.	1,000	16,057
Musashi Seimitsu Industry Co., Ltd.	300	6,994
NHK Spring Co., Ltd.	1,000	9,315
Pacific Industrial Co., Ltd.	200	1,056
Press Kogyo Co., Ltd.	2,000	3,763
Showa Corp.§	900	5,438
SNT Corp.	200	488
Stanley Electric Co., Ltd.	1,600	32,467
Sumitomo Rubber Industries, Ltd.§	9,200	80,014
Tachi-S Co., Ltd.	700	6,937
TBK Co., Ltd.*	7,000	12,524
The Yokohama Rubber Co., Ltd	676	2,990
Tigers Polymer Corp.	500	1,670
Toyota Boshoku Corp.	300	6,701
Toyota Industries Corp.§	800	23,903
Unipres Corp.§	1,600	25,422
Yorozu Corp.	131	1,762
		640,942
Automobiles (2.2%)
Daihatsu Motor Co., Ltd.§	2,965	29,651
Fuji Heavy Industries, Ltd.*	7,103	34,723
Honda Motor Co., Ltd.§	23,092	783,817
Isuzu Motors, Ltd.*§	12,921	24,282
Mazda Motor Corp.*	13,508	31,074
Mitsubishi Motors Corp.*§	2,000	2,781
Nissan Motor Co., Ltd.*§	35,300	310,347

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Automobiles
Suzuki Motor Corp.§	4,731	$116,560
Toyota Motor Corp.	36,645	1,545,652
Yamaha Motor Co., Ltd.*§	561	7,098
		2,885,985
Beverages (0.2%)
Asahi Breweries, Ltd.§	2,098	38,656
Kirin Holdings Co., Ltd.§	10,823	173,643
Mercian Corp.	10,000	21,023
Oenon Holdings, Inc.§	4,000	7,417
		240,739
Building Products (0.2%)
Asahi Glass Co., Ltd.§	16,000	152,258
Central Glass Co., Ltd.	1,000	3,829
Daikin Industries, Ltd.	2,154	85,114
		241,201
Capital Markets (0.4%)
Daiwa Securities Group, Inc.	32,981	166,053
Mizuho Securities Co., Ltd.	35,000	105,954
Nomura Holdings, Inc.§	33,057	245,939
SBI Holdings, Inc.§	201	36,001
		553,947
Chemicals (1.0%)
Air Water, Inc.	5,000	58,920
Asahi Kasei Corp.	14,996	75,170
Chugoku Marine Paints, Ltd.	4,000	28,033
Daicel Chemical Industries, Ltd.	12,000	70,518
DIC Corp.	1,000	1,704
Hitachi Chemical Co., Ltd.	1,000	20,389
JSP Corp.	25	263
JSR Corp.	400	8,144
Kaneka Corp.	15,000	95,612
Kansai Paint Co., Ltd.	1,000	8,384
Katakura Chikkarin Co., Ltd.	4,000	12,030
Mitsubishi Chemical Holdings Corp.§	22,547	96,054
Mitsubishi Gas Chemical Co., Inc.§	7,124	35,915
Mitsubishi Rayon Co., Ltd.	77	310
Mitsui Chemicals, Inc.	18,000	46,627
Nippon Shokubai Co., Ltd.	4,105	35,303
Nippon Soda Co., Ltd.	554	1,997
Nitto Denko Corp.	3,200	115,006
Shin-Etsu Chemical Co., Ltd.§	5,200	293,709
Shin-Etsu Polymer Co., Ltd.	2,000	11,879
Showa Denko KK	36,000	71,726

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Chemicals
Sumitomo Bakelite Co., Ltd.§	4,466	$22,066
Sumitomo Chemical Co., Ltd.	24,184	106,152
Toagosei Co., Ltd.	2,000	7,531
Tokuyama Corp.	4,809	26,901
Tokyo Ohka Kogyo Co., Ltd.§	994	18,497
Toray Industries, Inc.§	2,684	14,609
Tosoh Corp.§	2,364	6,532
Ube Industries, Ltd.	3,891	10,650
		1,300,631
Commercial Banks (2.0%)
Aozora Bank, Ltd.*	3,000	3,190
Chuo Mitsui Trust Holdings, Inc.§	12,000	40,441
Fukuoka Financial Group, Inc.§	21,000	73,216
Hokuhoku Financial Group, Inc.§	32,705	66,898
Mitsubishi UFJ Financial Group, Inc.	155,031	763,977
Mizuho Financial Group, Inc.§	167,254	300,903
Resona Holdings, Inc.	5,103	51,868
Sumitomo Mitsui Financial Group, Inc.§	16,996	487,916
Suruga Bank, Ltd.	2,000	17,436
The Bank of Kyoto, Ltd.	3,000	24,258
The Bank of Yokohama, Ltd.	24,000	109,474
The Chiba Bank, Ltd.	17,992	107,659
The Daishi Bank, Ltd.	5,000	16,713
The Gunma Bank, Ltd.	992	5,076
The Hiroshima Bank, Ltd§	25,885	99,783
The Iyo Bank, Ltd.	2,000	16,278
The Keiyo Bank, Ltd.	8,000	35,607
The Nishi-Nippon City Bank, Ltd.	21,997	53,887
The San-In Godo Bank, Ltd.	7,000	54,556
The Shizuoka Bank, Ltd	4,000	34,833
The Sumitomo Trust & Banking Co., Ltd.§	23,720	116,516
The Tohoku Bank, Ltd.	4,000	6,044
The Yamanashi Chuo Bank Ltd	6,000	23,974
Yamaguchi Financial Group, Inc.	4,973	46,182
		2,556,685
Commercial Services & Supplies (0.4%)
Dai Nippon Printing Co., Ltd.	12,000	153,067
Itoki Corp.	11,604	22,835
Kokuyo Co., Ltd.	4,400	35,132
Nichiban Co., Ltd.	5,000	15,334
Nippon Kucho Service Co., Ltd.	1,000	7,643
Oyo Corp.	400	3,573
Secom Co., Ltd.	3,153	149,824
Sohgo Security Services Co., Ltd.	1,200	13,458
Takano Co., Ltd.	346	1,692
Toppan Printing Co., Ltd.	16,603	135,243

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Commercial Services & Supplies
Tosho Printing Co., Ltd.	17,499	$29,984
Uchida Yoko Co., Ltd.	6,000	15,789
		583,574
Communications Equipment (0.0%)
Denki Kogyo Co., Ltd.	9	39
Computers & Peripherals (0.5%)
Fujitsu, Ltd.§	42,000	272,631
NEC Corp.*	33,260	86,011
Toshiba Corp.*§	49,871	276,848
		635,490
Construction & Engineering (0.3%)
Ando Corp.	3,000	3,282
Chugai Ro Co., Ltd.	12,000	31,487
Kajima Corp.	16,000	32,387
Kokusai Kogyo Holdings Co., Ltd.*	1,000	2,509
Kyudenko Corp.	1,000	5,978
Maeda Corp.§	5,697	15,563
Nippo Corp.	1,944	13,892
Nippon Koei Co., Ltd.	7,000	21,164
Nishimatsu Construction Co., Ltd.	12,750	13,890
Obayashi Corp.§	9,992	34,026
Obayashi Road Corp.	7,000	10,601
Raito Kogyo Co., Ltd.	2,100	4,506
Shinnihon Corp.	4,808	7,199
Taihei Kogyo Co., Ltd.	129	541
Taisei Corp.	38,000	65,228
Tekken Corp.*	4,000	3,460
The Nippon Road Co., Ltd.	14,000	28,066
Toa Corp.	26,000	25,632
Totetsu Kogyo Co., Ltd.	57	314
Toyo Engineering Corp.	11,000	32,399
		352,124
Construction Materials (0.0%)
Okabe Co., Ltd.	20	65
Shinagawa Refractories Co., Ltd.	2,308	5,390
Sumitomo Osaka Cement Co., Ltd.	18,515	28,483
Taiheiyo Cement Corp.*§	20,987	23,951
		57,889
Consumer Finance (0.1%)
Acom Co., Ltd.§	460	7,006
Credit Saison Co., Ltd.§	845	9,468
ORIX Corp.§	1,675	114,090
Takefuji Corp.	6	25
		130,589

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Containers & Packaging (0.1%)
FP Corp.§	900	$40,638
Hokkan Holdings, Ltd.	12,000	28,057
Rengo Co., Ltd.	3,000	17,839
Tomoku Co., Ltd.	5,000	10,915
Toyo Seikan Kaisha, Ltd.	1,860	28,347
		125,796
Distributors (0.0%)
Canon Marketing Japan, Inc.§	1,600	23,588
Naigai Co., Ltd.*	20,000	10,602
Sankyo Seiko Co., Ltd.	890	2,248
		36,438
Diversified Consumer Services (0.0%)
Benesse Corp.	1,200	50,195
Watabe Wedding Corp.	440	4,822
		55,017
Diversified Financial Services (0.0%)
Daiko Clearing Services Corp.	100	405
Diversified Telecommunication Services (0.3%)
Nippon Telegraph & Telephone Corp.	9,200	363,584
Electric Utilities (0.9%)
Chubu Electric Power Co., Inc.§	12,597	300,638
Hokuriku Electric Power Co.§	3,001	65,552
Kyushu Electric Power Co., Inc.	300	6,182
The Kansai Electric Power Co., Inc.§	11,296	255,021
The Tokyo Electric Power Co., Inc.	17,800	446,944
Tohoku Electric Power Co., Inc.	4,200	83,269
		1,157,606
Electrical Equipment (0.3%)
Fuji Electric Holdings Co., Ltd.*§	11,000	19,032
Fujikura Ltd.	2,000	10,422
Furukawa Electric Co., Ltd.§	4,000	16,712
Mitsubishi Electric Corp.*	30,654	227,816
Sumitomo Electric Industries, Ltd.	13,100	163,242
Toko Electric Corp.	594	3,010
		440,234
Electronic Equipment, Instruments & Components (1.2%)
CMK Corp.*§	540	3,910
FUJIFILM Holdings Corp.	8,792	265,638
Hirose Electric Co., Ltd.§	359	37,657
Hitachi, Ltd.*	45,874	141,083
Hosiden Corp.§	386	4,135

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Electronic Equipment, Instruments & Components
HOYA Corp.§	6,000	$160,164
Ibiden Co., Ltd.§	1,397	50,124
JBCC Holdings, Inc.	4,700	29,236
Keyence Corp.	382	79,316
Kyocera Corp.	2,086	183,794
Mitsumi Electric Co., Ltd.	488	8,623
Murata Manufacturing Co., Ltd.	3,018	150,685
Nidec Corp.§	1,166	107,811
Nippon Electric Glass Co., Ltd.§	2,000	27,540
Oki Electric Industry Co., Ltd.*	7,152	5,936
Ryosan Co., Ltd.	4,684	110,251
Ryoyo Electro Corp.	3,100	24,631
Sanshin Electronics Co., Ltd.	3,000	20,605
Shimadzu Corp.§	1,825	12,161
Shinko Shoji Co., Ltd.	1,000	7,945
SMK Corp.§	5,516	31,876
Sun-Wa Technos Corp.	500	2,165
TDK Corp.§	982	60,038
Yokogawa Electric Corp.§	1,281	11,318
		1,536,642
Food & Staples Retailing (0.4%)
Aeon Co., Ltd.§	8,098	65,757
Cawachi, Ltd.	500	8,969
CVS Bay Area, Inc.	1,000	1,241
Echo Trading Co., Ltd.	1,257	12,651
Itochu-Shokuhin Co., Ltd.	1,025	34,335
Izumiya Co., Ltd.	14,782	63,458
Kato Sangyo Co., Ltd.	800	14,648
Kirindo Co., Ltd.	600	2,564
Matsumotokiyoshi Holdings Co., Ltd.	200	4,405
Seven & I Holdings Co., Ltd.	15,600	318,664
Tohto Suisan Co., Ltd.	10,305	15,823
		542,515
Food Products (0.3%)
Ajinomoto Co., Inc.	5,089	47,918
Chubu Shiryo Co., Ltd	333	3,212
Kyokuyo Co., Ltd.	6,231	12,359
Maruha Nichiro Holdings, Inc.§	27,000	36,869
Morinaga & Co., Ltd.	8,000	16,793
Nippon Meat Packers, Inc.	2,000	23,165
Nippon Suisan Kaisha, Ltd.§	4,000	11,301
Prima Meat Packers, Ltd.	1,000	1,022
QP Corp.§	8,900	94,785
Showa Sangyo Co., Ltd.	18,000	58,320
Starzen Co., Ltd.	3,000	7,580

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Food Products
Warabeya Nichiyo Co., Ltd.	2,278	$25,460
Yaizu Suisankagaku Industry Co., Ltd.	21	244
Yonekyu Corp.	1,000	8,525
		347,553
Gas Utilities (0.2%)
Osaka Gas Co., Ltd.	26,000	87,665
Tokyo Gas Co., Ltd.	38,000	151,747
		239,412
Health Care Equipment & Supplies (0.1%)
Aloka Co., Ltd.§	1,200	8,468
Hitachi Medical Corp.	1,000	8,354
Nipro Corp.	2,000	41,388
Olympus Corp.§	1,622	52,318
Terumo Corp.§	1,255	75,671
		186,199
Health Care Providers & Services (0.1%)
Alfresa Holdings Corp.	900	35,799
Mediceo Paltac Holdings Co., Ltd.	424	5,258
Nichii Gakkan Co.	1,200	10,704
Ship Healthcare Holdings, Inc.	19	10,437
Suzuken Co., Ltd.	611	20,103
		82,301
Hotels, Restaurants & Leisure (0.1%)
Doutor Nichires Holdings Co., Ltd.	688	8,866
Kappa Create Co., Ltd.	100	2,174
Kyoritsu Maintenance Co., Ltd.	1,249	17,256
McDonald's Holdings Co. Japan, Ltd.§	828	15,843
Oriental Land Co. Japan, Ltd.	400	26,331
Resorttrust, Inc.	3,702	43,779
Round One Corp.	4,415	26,197
		140,446
Household Durables (0.9%)
Casio Computer Co., Ltd.§	1,942	15,553
Foster Electric Co., Ltd.	11	327
Fuji Corp.	1,300	4,578
Funai Electric Co., Ltd.	100	5,024
Haseko Corp.*§	1,000	714
Makita Corp.	1,289	44,294
Meiwa Estate Co., Ltd.*	4,377	20,314
Panasonic Corp.§	25,880	372,739
Sanyo Electric Co., Ltd.*§	17,715	32,736
Sekisui Chemical Co., Ltd.	9,000	56,012

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Household Durables
Sekisui House, Ltd.§	8,000	$72,658
Sharp Corp.§	12,983	164,023
Sony Corp.	12,138	353,025
Token Corp.§	120	2,694
Touei Housing Corp.*§	1,100	9,217
		1,153,908
Household Products (0.2%)
Kao Corp.	7,000	164,128
Lion Corp.	5,000	24,401
Unicharm Corp.	300	28,136
		216,665
Independent Power Producers & Energy Traders (0.1%)
Electric Power Development Co., Ltd.	2,700	76,802
Industrial Conglomerates (0.0%)
Hankyu Hanshin Holdings, Inc.	1,000	4,462
Insurance (0.7%)
Aioi Insurance Co., Ltd.	14,564	69,842
Mitsui Sumitomo Insurance Group Holdings, Inc.	7,100	181,420
Sompo Japan Insurance, Inc.	32,902	212,225
Sony Financial Holdings, Inc.	38	98,935
T&D Holdings, Inc.	2,489	51,209
The Fuji Fire & Marine Insurance Co., Ltd.*	9,226	8,959
Tokio Marine Holdings, Inc.	12,648	345,302
		967,892
Internet & Catalog Retail (0.1%)
ASKUL Corp.	12	218
Belluna Co., Ltd.	10,800	43,732
Nissen Holdings Co., Ltd.	300	889
Rakuten, Inc.*§	106	80,736
Senshukai Co., Ltd.	2,700	13,733
		139,308
Internet Software & Services (0.1%)
eAccess, Ltd.§	106	62,329
Yahoo! Japan Corp.§	88	26,470
		88,799
IT Services (0.1%)
IT Holdings Corp.	3,201	36,654
JBIS Holdings, Inc.	3,168	10,742
Nihon Unisys, Ltd.	2,800	20,046
Nomura Research Institute, Ltd.	400	7,870
NTT Data Corp.	5	15,511
		90,823

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Leisure Equipment & Products (0.1%)
Heiwa Corp.	3,800	$38,872
Namco Bandai Holdings, Inc.	1,000	9,557
Nikon Corp.	885	17,483
Noritsu Koki Co., Ltd.	1,544	10,498
Sankyo Co., Ltd.	1,254	62,819
Tamron Co., Ltd.	323	3,296
Yamaha Corp.	100	1,205
		143,730
Machinery (0.9%)
Aida Engineering, Ltd.	4,700	13,748
Amada Co., Ltd.	10,279	64,411
Amano Corp.	300	2,576
Asahi Diamond Industrial Co., Ltd.	833	5,980
Daiwa Industries, Ltd.	87	402
Fanuc, Ltd.§	1,958	182,568
Hitachi Zosen Corp.*	19,500	26,570
Hosokawa Micron Corp.	1,000	3,688
IHI Corp.*§	25,000	39,886
JTEKT Corp.	892	11,478
Juki Corp.*§	4,000	4,116
Kinki Sharyo Co., Ltd.§	3,000	23,528
Kitakawa Iron Works Co., Ltd.	3,000	2,679
Komatsu, Ltd.	9,748	204,154
Kubota Corp.§	10,000	91,798
Kyokuto Kaihatsu Kogyo Co., Ltd.	3,200	11,784
Maezawa Industries, Inc.*	200	354
Minebea Co., Ltd.	12,878	69,912
Mitsubishi Heavy Industries, Ltd.§	41,000	144,668
Mitsuboshi Belting Co., Ltd.	1,000	3,998
Mitsui Engineering & Shipbuilding Co., Ltd.§	40,072	96,552
Nachi-Fujikoshi Corp.	707	1,532
NGK Insulators, Ltd.	1,009	22,076
NTN Corp.	3,796	17,158
OKK Corp.*	17,000	13,209
Ryobi, Ltd.*	1,000	2,621
Shinmaywa Industries, Ltd.	2,000	6,120
Sintokogio, Ltd.	6,300	44,884
SMC Corp.§	493	56,316
Sumitomo Heavy Industries, Ltd.*	7,908	40,053
Tsudakoma Corp.*	7,345	8,899
		1,217,718
Marine (0.2%)
Kawasaki Kisen Kaisha, Ltd.*§	13,000	37,161
Mitsui OSK Lines, Ltd.§	22,000	116,269
Nippon Yusen KK	19,706	60,717
		214,147

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Media (0.2%)
Amuse, Inc.	700	$7,379
Avex Group Holdings, Inc.§	4,300	34,242
Dentsu, Inc.§	2,200	50,673
Gakken Co., Ltd.§	4,414	11,214
Jupiter Telecommunications Co., Ltd.§	31	30,688
Kadokawa Group Holdings, Inc.§	500	11,707
Nippon Television Network Corp.	110	14,304
SKY Perfect JSAT Holdings, Inc.	166	66,140
Toei Co., Ltd.	5,000	26,658
TV Asahi Corp.	7	9,982
		262,987
Metals & Mining (0.6%)
Dowa Holdings Co., Ltd.	5,000	27,677
JFE Holdings, Inc.§	5,900	233,320
Kobe Steel, Ltd.*	12,621	22,882
Mitsubishi Materials Corp.*§	8,262	20,216
Nakayama Steel Works, Ltd.	11,429	15,677
Nippon Metal Industry Co., Ltd.§	4,000	6,031
Nippon Steel Corp.§	65,977	267,453
Nisshin Steel Co., Ltd.§	17,000	30,068
Sanyo Special Steel Co., Ltd.§	1,733	7,581
Sumitomo Metal Industries, Ltd.	27,263	73,316
Sumitomo Metal Mining Co., Ltd.	9,000	132,875
Tokyo Tekko Co., Ltd.	39	113
Topy Industries, Ltd.	11,000	19,937
		857,146
Multiline Retail (0.1%)
Isetan Mitsukoshi Holdings, Ltd.§	4,758	42,980
Marui Group Co., Ltd.	6,296	38,783
		81,763
Office Electronics (0.7%)
Brother Industries, Ltd.§	2,400	27,613
Canon, Inc.	14,514	617,669
Konica Minolta Holdings, Inc.	6,673	68,796
Ricoh Co., Ltd.§	7,985	114,464
Riso Kagaku Corp.	2,842	22,756
Toshiba TEC Corp.*	2,000	7,584
		858,882
Oil, Gas & Consumable Fuels (0.5%)
AOC Holdings, Inc.	2,851	15,279
Cosmo Oil Co., Ltd.§	29,802	62,648
Idemitsu Kosan Co., Ltd.§	675	39,423
INPEX Corp.§	15	113,465

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Oil, Gas & Consumable Fuels
Itochu Enex Co., Ltd.	10,133	$41,754
Nippon Mining Holdings, Inc.	24,824	106,586
Nippon Oil Corp.§	45,000	208,714
Showa Shell Sekiyu KK§	2,400	19,569
		607,438
Paper & Forest Products (0.1%)
Mitsubishi Paper Mills, Ltd.	10,627	12,500
Nakabayashi Co., Ltd.	12,857	26,794
Nippon Paper Group, Inc.	1,100	28,084
OJI Paper Co., Ltd.	34	143
Tokushu Tokai Holdings Co., Ltd.	1,000	2,457
		69,978
Personal Products (0.0%)
Shiseido Company, Ltd.§	3,000	57,682
Pharmaceuticals (1.1%)
Astellas Pharma, Inc.	9,700	362,051
Daiichi Sankyo Co., Ltd.	10,191	213,812
Eisai Co., Ltd.§	2,100	77,242
Hisamitsu Pharmaceutical Co., Inc.	400	12,924
Kyorin Co., Ltd.	1,000	14,657
Mitsubishi Tanabe Pharma Corp.§	5,000	62,416
Ono Pharmaceutical Co., Ltd.	1,300	55,831
Shionogi & Co., Ltd.	34	738
SSP Co., Ltd.§	6,000	31,945
Taisho Pharmaceutical Co., Ltd.	4,661	80,229
Takeda Pharmaceutical Co., Ltd.	12,900	531,724
		1,443,569
Professional Services (0.0%)
Arrk Corp.*	214	141
Real Estate Investment Trusts (0.1%)
Japan Prime Realty Investment Corp.	1	2,079
Japan Real Estate Investment Corp.§	3	22,125
Japan Retail Fund Investment Corp.	1	4,499
Nippon Building Fund, Inc.§	4	30,413
Nomura Real Estate Office Fund, Inc.	3	16,323
		75,439
Real Estate Management & Development (0.4%)
Daikyo, Inc.*	3,000	6,466
Daito Trust Construction Co., Ltd.	993	47,037
Daiwa House Industry Co., Ltd.	2,814	30,271
Heiwa Real Estate Co., Ltd.	4,000	12,874
Iida Home Max	100	1,594

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Real Estate Management & Development
Kenedix, Inc.*§	19	$6,151
Leopalace21 Corp.*	4,050	16,788
Mitsubishi Estate Co., Ltd.	9,559	152,683
Mitsui Fudosan Co., Ltd.	8,910	150,717
Nisshin Fudosan Co., Ltd	700	2,970
Sumitomo Realty & Development Co., Ltd.§	4,863	91,841
Suncity Co. Ltd.*	81	1,970
Tokyo Tatemono Co., Ltd.	10,000	38,484
Tokyu Land Corp.§	6,811	25,311
Yuraku Real Estate Co., Ltd.	1,000	3,173
		588,330
Road & Rail (0.7%)
Central Japan Railway Co.§	28	187,493
East Japan Railway Co.	6,400	405,171
Keihin Electric Express Railway Co., Ltd.	17	125
Keisei Electric Railway Co., Ltd.§	6,761	37,002
Kintetsu Corp.§	3,055	10,130
Maruwn Corp.	1,000	2,385
Maruzen Showa Unyu Co., Ltd.	1,000	3,223
Nagoya Railroad Co., Ltd.	6,000	17,447
Nippon Express Co., Ltd.	16,000	66,105
Seino Holdings Corp.	1,000	6,350
Tobu Railway Co., Ltd.§	4,000	20,890
Tokyu Corp.	19,000	75,693
West Japan Railway Co.	33	110,685
		942,699
Semiconductors & Semiconductor Equipment (0.2%)
Advantest Corp.§	684	17,827
Elpida Memory, Inc.*	400	6,522
Mimasu Semiconductor Industry Co., Ltd.	200	2,404
NEC Electronics Corp.*	42	349
Rohm Co., Ltd.	1,098	71,689
Shinko Electric Industries Co., Ltd.§	2,100	30,582
Sumco Corp.§	500	8,839
Tokyo Electron, Ltd.§	1,766	113,405
		251,617
Software (0.3%)
DTS Corp.	100	947
Konami Corp.§	2,199	39,279
Nintendo Co., Ltd.§	1,600	382,303
Nippon Systemware Co., Ltd.	300	956
SRA Holdings	4,378	38,644
		462,129

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Specialty Retail (0.4%)
AOKI Holdings, Inc.	5,300	$52,760
Aoyama Trading Co., Ltd.	3,118	39,816
Autobacs Seven Co., Ltd.	1,053	31,345
Best Denki Co., Ltd.	6,725	23,437
BIC CAMERA, Inc.	54	19,225
Chiyoda Co., Ltd.§	4,404	56,979
DCM Japan Holdings Co., Ltd.§	6,000	34,905
EDION Corp.§	500	5,405
Fast Retailing Co., Ltd.	472	88,746
Geo Corp.§	21	21,182
Hard Off Corp. Co., Ltd.	15	71
Hikari Tsushin, Inc.	800	14,581
Joshin Denki Co., Ltd.	1,000	7,810
K+S AG	900	27,029
Keiyo Co. Ltd.§	4,000	17,119
Kohnan Shoji Co., Ltd.§	800	8,610
Kojima Co., Ltd.§	2,000	11,735
PARIS MIKI HOLDING, Inc.§	2,836	23,819
Point, Inc.	2	112
Right On Co., Ltd.	957	7,389
USS Co., Ltd.	41	2,504
Xebio Co., Ltd.	100	1,764
Yamada Denki Co., Ltd.§	978	66,006
Yellow Hat, Ltd.	1,500	11,044
		573,393
Textiles, Apparel & Luxury Goods (0.1%)
Atsugi Co., Ltd.	250	302
Kurabo Industries, Ltd.	11,652	17,764
Nisshinbo Holdings, Inc.§	7,969	73,868
Renown, Inc.*	5,759	9,434
Sanei-International Co., Ltd.	200	1,853
Tasaki Shinju Co., Ltd.*	2,000	2,189
		105,410
Tobacco (0.2%)
Japan Tobacco, Inc.§	63	212,810
Trading Companies & Distributors (1.0%)
Daiichi Jitsugyo Co., Ltd.	2,000	5,201
Hanwa Co., Ltd.	12,000	43,643
Inaba Denki Sangyo Co., Ltd	500	11,457
ITOCHU Corp.	22,621	167,168
Kamei Corp.	3,000	14,181
Kanamoto Co., Ltd.	2,125	9,039
Kanematsu Corp.*§	11,745	8,749
Kuroda Electric Co., Ltd.§	1,214	17,687

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Japan
Trading Companies & Distributors
Kyokuto Boeki Kaisha, Ltd.	7,666	$9,569
Marubeni Corp.§	25,827	142,729
Mitsubishi Corp.§	12,515	311,865
Mitsui & Co., Ltd.	17,683	250,961
Seika Corp.	21,577	46,099
Sojitz Corp.	51,876	98,196
Sumitomo Corp.§	20,079	204,547
Tokyo Sangyo Co. Ltd.	1,000	2,640
Tomoe Engineering Co., Ltd.	300	4,030
Toyota Tsusho Corp.	500	7,402
Yuasa Trading Co., Ltd.	24,000	19,439
		1,374,602
Wireless Telecommunication Services (0.5%)
KDDI Corp.	31	164,269
NTT DoCoMo, Inc.§	178	248,503
Softbank Corp.§	8,500	199,349
		612,121
TOTAL JAPAN		29,242,353
Luxembourg (1.5%)
Energy Equipment & Services (0.6%)
Acergy SA§	2,262	35,712
Tenaris SA	30,412	655,955
Tenaris SA	4,790	101,068
		792,735
Media (0.0%)
SES SA	2,217	49,985
Metals & Mining (0.9%)
ArcelorMittal§	24,727	1,131,124
TOTAL LUXEMBOURG		1,973,844
Netherlands (5.5%)
Aerospace & Defense (0.5%)
European Aeronautic Defence & Space Co. NV§	35,168	707,508
Air Freight & Logistics (0.5%)
TNT NV	21,981	675,898
Chemicals (0.3%)
Akzo Nobel NV§	2,941	195,195
Koninklijke DSM NV	3,870	190,306
		385,501
Computers & Peripherals (0.4%)
Gemalto NV*§	13,150	572,560

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Netherlands
Construction & Engineering (0.1%)
Koninklijke BAM Groep NV§	7,927	$82,041
Construction Materials (0.0%)
James Hardie Industries NV*	2,865	21,819
Diversified Financial Services (0.9%)
ING Groep NV*	80,182	772,829
SNS Reaal*	59,737	357,348
		1,130,177
Diversified Telecommunication Services (0.3%)
Koninklijke KPN NV	20,359	346,341
Food & Staples Retailing (0.4%)
Koninklijke Ahold NV	37,798	501,193
Food Products (1.1%)
CSM	871	22,898
Nutreco Holding NV	2,208	124,216
Unilever NV§	39,250	1,278,530
		1,425,644
Industrial Conglomerates (0.6%)
Koninklijke Philips Electronics NV§	25,097	742,471
Insurance (0.0%)
Brit Insurance Holdings NV	3,382	10,678
Life Sciences Tools & Services (0.0%)
QIAGEN NV*§	31	699
Media (0.2%)
Reed Elsevier NV	17,101	209,994
Real Estate Investment Trusts (0.2%)
Wereldhave NV	2,907	277,896
Semiconductors & Semiconductor Equipment (0.0%)
ASML Holding NV	1,636	55,903
TOTAL NETHERLANDS		7,146,323
Norway (0.5%)
Diversified Telecommunication Services (0.1%)
Telenor ASA*	11,876	166,277
Electrical Equipment (0.0%)
Renewable Energy Corp. AS*§	7	54
Energy Equipment & Services (0.0%)
Aker Solutions ASA§	359	4,676
Oil, Gas & Consumable Fuels (0.4%)
StatoilHydro ASA	19,986	499,565
TOTAL NORWAY		670,572

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Portugal (0.2%)
Commercial Banks (0.1%)
Banco BPI SA§	2,123	$6,420
Banco Comercial Portugues SA R Shares§	129,752	156,502
Banco Espirito Santo SA	2,681	17,476
		180,398
Electric Utilities (0.1%)
EDP - Energias de Portugal SA	12,742	56,776
Food & Staples Retailing (0.0%)
Jeronimo Martins SGPS SA	793	7,937
Multi-Utilities (0.0%)
REN - Redes Energeticas Nacionais SA	488	2,100
Oil, Gas & Consumable Fuels (0.0%)
Galp Energia SGPS SA B Shares§	2,143	37,047
TOTAL PORTUGAL		284,258
Singapore (1.0%)
Diversified Financial Services (1.0%)
iShares MSCI Singapore Index Fund§	116,681	1,339,498
TOTAL SINGAPORE		1,339,498
Spain (6.1%)
Commercial Banks (2.3%)
Banco Bilbao Vizcaya Argentaria SA	62,822	1,145,890
Banco de Sabadell SA§	33,275	184,987
Banco Popular Espanol SA§	14,378	105,701
Banco Santander SA	96,463	1,595,352
		3,031,930
Construction & Engineering (0.6%)
ACS Actividades de Construccion y Servicios SA§	1,464	73,243
Ferrovial SA	176	2,080
Fomento de Construcciones y Contratas SA§	15,197	644,928
Sacyr Vallehermoso SA*§	64	735
		720,986
Diversified Financial Services (0.1%)
Corp. Financiera Alba	2,489	130,079
Criteria Caixacorp SA	4,425	20,977
		151,056
Diversified Telecommunication Services (1.6%)
Telefonica SA§	73,721	2,065,107

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Spain
Electric Utilities (0.6%)
Acciona SA	183	$23,940
Endesa SA	18,492	638,252
Iberdrola SA§	13,204	126,636
		788,828
Gas Utilities (0.1%)
Gas Natural SDG SA§	4,036	87,070
IT Services (0.0%)
Indra Sistemas SA§	23	545
Machinery (0.0%)
Zardoya Otis SA	94	1,831
Media (0.1%)
Gestevision Telecinco SA§	10,489	152,692
Oil, Gas & Consumable Fuels (0.6%)
Repsol YPF SA	31,559	847,582
Real Estate Management & Development (0.0%)
Inmobiliaria Colonial SA*	13,571	3,064
Specialty Retail (0.1%)
Inditex SA	1,156	72,255
TOTAL SPAIN		7,922,946
Sweden (2.6%)
Capital Markets (0.4%)
Ratos AB B Shares	17,810	459,813
Commercial Banks (0.4%)
Nordea Bank AB	29,693	301,463
Skandinaviska Enskilda Banken AB A Shares*	117	725
Svenska Handelsbanken AB A Shares	1,450	41,394
Swedbank AB A Shares*	24,511	241,814
		585,396
Diversified Financial Services (0.1%)
Industrivarden AB A Shares	8,820	108,701
Diversified Telecommunication Services (0.1%)
Tele2 AB B Shares	10,187	156,804
Health Care Equipment & Supplies (0.1%)
Elekta AB B Shares	5,959	141,929
Household Durables (0.2%)
Electrolux AB Series B*	9,012	212,206

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Sweden
Machinery (0.1%)
Alfa Laval AB§	95	$1,317
Atlas Copco AB A Shares§	777	11,445
Scania AB B Shares	2,503	32,390
SKF AB B Shares	8,252	142,584
		187,736
Media (0.1%)
Modern Times Group AB B Shares	2,245	111,734
Metals & Mining (0.5%)
Boliden AB	27,702	355,704
SSAB AB A Shares§	15,846	269,675
		625,379
Paper & Forest Products (0.3%)
Holmen AB B Shares	1,404	35,843
Svenska Cellulosa AB B Shares	22,677	302,962
		338,805
Specialty Retail (0.2%)
Hennes & Mauritz AB B Shares	5,293	294,024
Tobacco (0.1%)
Swedish Match AB	5,816	127,416
TOTAL SWEDEN		3,349,943
Switzerland (9.9%)
Biotechnology (0.0%)
Actelion, Ltd.*	327	17,477
Building Products (0.2%)
Geberit AG	1,249	221,571
Capital Markets (0.5%)
EFG International AG	24	330
Julius Baer Holding AG	40,533	491,149
UBS AG*	5,375	83,452
UBS AG*	5,045	78,615
		653,546
Chemicals (0.1%)
Clariant AG*	5,175	61,236
Construction Materials (0.4%)
Holcim, Ltd.*	6,599	513,204
Diversified Financial Services (0.0%)
Pargesa Holding SA BR	267	23,247

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
Switzerland
Diversified Telecommunication Services (0.2%)
Swisscom AG	809	$309,176
Electrical Equipment (0.3%)
ABB, Ltd.*	22,718	438,057
Food Products (2.0%)
Nestle SA§	53,949	2,620,112
Health Care Equipment & Supplies (0.2%)
Nobel Biocare Holding AG	3,050	102,290
Sonova Holding AG	877	106,321
		208,611
Insurance (1.5%)
Baloise Holding AG	3,168	263,209
Swiss Life Holding AG*	5,082	647,054
Swiss Reinsurance Co., Ltd.	10,039	481,240
Zurich Financial Services AG§	2,446	535,489
		1,926,992
Life Sciences Tools & Services (0.0%)
Lonza Group AG	123	8,672
Machinery (0.5%)
Schindler Holding AG	8,397	643,395
Sulzer AG	370	29,046
		672,441
Marine (0.0%)
Kuehne + Nagel International AG	536	52,150
Pharmaceuticals (2.8%)
Novartis AG	30,229	1,651,900
Roche Holding AG§	11,898	2,036,088
		3,687,988
Professional Services (0.2%)
SGS SA	148	193,342
Textiles, Apparel & Luxury Goods (1.0%)
Compagnie Financiere Richemont SA Class A	25,425	855,541
The Swatch Group AG BR	1,899	481,001
		1,336,542
TOTAL SWITZERLAND		12,944,364
United Kingdom (22.6%)
Aerospace & Defense (0.3%)
BAE Systems PLC	58,540	338,738
Meggitt PLC	1,220	5,106
		343,844

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
United Kingdom
Airlines (0.0%)
British Airways PLC*§	415	$1,248
Auto Components (0.0%)
GKN PLC*	17,851	33,427
Beverages (0.3%)
Diageo PLC	1,277	22,274
SABMiller PLC	11,171	328,290
		350,564
Biotechnology (0.0%)
Antisoma PLC*	17,484	9,281
Capital Markets (0.4%)
3i Group PLC	15,244	69,005
Aberdeen Asset Management PLC	709	1,523
BlueBay Asset Management PLC	2,717	13,221
Close Brothers Group PLC	13,493	149,914
Evolution Group PLC	264	572
F&C Asset Management PLC	3,033	3,713
ICAP PLC	6,552	45,180
Investec PLC	6,099	41,664
Man Group PLC	27,921	137,770
Schroders PLC	1,350	28,845
Tullett Prebon PLC	5,442	24,360
		515,767
Chemicals (0.1%)
Croda International PLC	108	1,392
Johnson Matthey PLC	2,242	55,295
Victrex PLC	100	1,302
Yule Catto & Co. PLC*	6,729	16,459
		74,448
Commercial Banks (3.1%)
Barclays PLC	159,146	701,118
HSBC Holdings PLC	220,116	2,510,613
Lloyds Banking Group PLC*	230,547	185,453
Standard Chartered PLC§	28,404	716,929
		4,114,113
Commercial Services & Supplies (0.1%)
Babcock International Group PLC	14,468	138,764
Regus PLC	19,944	29,449
		168,213
Communications Equipment (0.0%)
Spirent Communications PLC	8,503	13,923

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
United Kingdom
Construction & Engineering (0.3%)
Balfour Beatty PLC	8,031	$33,413
Carillion PLC	3,939	19,230
Costain Group PLC	41,975	16,351
Galliford Try PLC	1,180	5,904
Hyder Consulting PLC	6,221	18,991
Interserve PLC	9,354	29,041
Keller Group PLC	6,225	64,718
Kier Group PLC	2,975	49,127
Morgan Sindall PLC	7,670	74,358
Severfield-Rowen PLC	27,793	79,535
T Clarke PLC	1,674	3,717
WSP Group PLC	3,854	17,162
		411,547
Construction Materials (0.0%)
Marshalls PLC	461	637
Consumer Finance (0.0%)
Provident Financial PLC§	242	3,607
Containers & Packaging (0.1%)
British Polythene Industries PLC	2,601	11,485
DS Smith PLC	60,517	123,750
Rexam PLC	261	1,220
RPC Group PLC	10,985	42,485
		178,940
Diversified Telecommunication Services (0.2%)
BT Group PLC	97,443	212,168
Kcom Group PLC	33,058	23,504
		235,672
Electric Utilities (0.0%)
Scottish & Southern Energy PLC	91	1,703
Electronic Equipment, Instruments & Components (0.1%)
Diploma PLC	7,765	22,122
Domino Printing Sciences	1,163	6,156
Electrocomponents PLC	3,588	9,333
Rotork PLC	2,578	49,250
		86,861
Food & Staples Retailing (0.5%)
J Sainsbury PLC	15,434	80,458
Majestic Wine PLC	935	3,258
Tesco PLC	73,616	507,751
WM Morrison Supermarkets PLC	28,340	126,415
		717,882

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
United Kingdom
Food Products (0.5%)
Cranswick PLC	5,313	$67,221
Dairy Crest Group PLC	1,115	6,500
Greggs PLC	4,517	31,654
Hilton Food Group, Ltd.	2,993	9,822
Northern Foods PLC	9,584	10,278
Robert Wiseman Dairies PLC	2,515	20,638
Thorntons PLC	4,931	8,678
Unilever PLC	14,762	473,098
		627,889
Health Care Providers & Services (0.1%)
Southern Cross Healthcare Ltd.*	36,147	80,838
Hotels, Restaurants & Leisure (0.8%)
Carnival PLC*	19,395	660,609
Compass Group PLC	23,111	165,358
Enterprise Inns PLC*	1,669	2,500
Fuller Smith & Turner Class A	760	6,207
Greene King PLC	1,512	9,949
Holidaybreak PLC Class A	2,879	10,424
Intercontinental Hotels Group PLC	2,915	41,873
J.D. Wetherspoon PLC*	3,042	20,789
Ladbrokes PLC	7,016	15,520
Marston's PLC	8,021	11,351
Restaurant Group PLC	4,484	13,464
Thomas Cook Group PLC	9,598	35,449
TUI Travel PLC§	411	1,684
William Hill PLC	1,215	3,637
		998,814
Household Durables (0.0%)
Aga Rangemaster Group PLC*	2,730	5,272
Barratt Developments PLC*	2,674	5,318
Taylor Wimpey PLC*	17,399	10,893
		21,483
Household Products (0.1%)
McBride PLC	5,862	19,959
Reckitt Benckiser Group PLC	1,072	58,015
		77,974
Independent Power Producers & Energy Traders (0.1%)
Drax Group PLC	8,570	57,122
International Power PLC	18,843	93,873
		150,995

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
United Kingdom
Industrial Conglomerates (0.1%)
Tomkins PLC	31,352	$97,406
Insurance (0.9%)
Amlin PLC	4,808	27,756
Aviva PLC	32,138	204,390
Charles Taylor Consulting PLC	982	3,330
Chesnara PLC	4,226	13,305
Hardy Underwriting Bermuda Ltd.	5,132	23,209
Legal & General Group PLC	85,018	109,350
Novae Group PLC	1,886	9,041
Old Mutual PLC*	204,473	357,995
Prudential PLC	18,453	188,849
RSA Insurance Group PLC	66,965	130,070
Standard Life PLC	28,204	97,942
		1,165,237
Internet & Catalog Retail (0.0%)
Findel PLC*§	13,899	7,771
N Brown Group PLC	1,460	5,823
		13,594
IT Services (0.1%)
Anite PLC	9,567	4,944
Computacenter PLC	12,970	52,223
Dimension Data Holdings PLC	17,145	20,631
Phoenix IT Group, Ltd.	2,574	11,038
		88,836
Machinery (0.1%)
IMI PLC	628	5,237
Invensys PLC	17,390	83,642
		88,879
Marine (0.0%)
Clarkson PLC	2,541	30,254
Media (0.2%)
British Sky Broadcasting Group PLC	9,890	89,315
Cineworld Group PLC	4,602	11,133
Daily Mail & General Trust PLC Class A§	3,113	20,918
Euromoney Institutional Investor PLC	364	2,556
ITV PLC*	5,131	4,323
Reed Elsevier PLC	20,822	170,902
WPP PLC	937	9,162
Yell Group PLC*	296	186
		308,495

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
United Kingdom
Metals & Mining (2.7%)
Anglo American PLC*	13,580	$587,989
BHP Billiton PLC	35,787	1,140,642
Delta PLC	12,880	28,963
Eurasian Natural Resources Corp.	5,502	80,573
Ferrexpo PLC	499	1,589
Rio Tinto PLC	22,693	1,225,083
Vedanta Resources PLC§	213	8,907
Xstrata PLC*	25,287	450,923
		3,524,669
Multi-Utilities (1.0%)
Centrica PLC	53,588	242,677
National Grid PLC	85,330	931,167
United Utilities Group PLC	10,327	82,528
		1,256,372
Multiline Retail (0.2%)
Debenhams PLC*	6,179	7,731
Next PLC	8,925	298,352
		306,083
Oil, Gas & Consumable Fuels (5.3%)
Anglo Pacific Group PLC	2,726	9,886
BG Group PLC	13,919	251,271
BP PLC	307,365	2,967,325
Hunting PLC	3,941	36,911
JKX Oil & Gas PLC	811	3,696
Melrose Resources PLC	998	4,349
Royal Dutch Shell PLC A Shares	66,041	1,996,815
Royal Dutch Shell PLC B Shares	56,216	1,636,836
		6,907,089
Paper & Forest Products (0.1%)
Mondi PLC	12,666	67,939
Pharmaceuticals (2.7%)
AstraZeneca PLC	31,623	1,485,870
GlaxoSmithKline PLC	75,373	1,598,005
Shire PLC	21,814	426,151
		3,510,026
Professional Services (0.2%)
Experian PLC	20,947	206,863
Hays PLC	548	916
Hogg Robinson Group PLC	2,158	1,011
ITE Group PLC	2,172	4,476
Robert Walters PLC	478	1,645
Sthree PLC	5,212	24,739
Tribal Group PLC	7,351	9,183
		248,833

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
United Kingdom
Real Estate Investment Trusts (0.0%)
Liberty International PLC§	987	$8,158
Segro PLC	1,787	9,910
Workspace Group PLC	38,255	14,296
		32,364
Real Estate Management & Development (0.0%)
CLS Holdings PLC*	3,822	30,714
MWB Group Holdings PLC*	5,000	3,170
Quintain Estates & Development PLC*§	3,358	3,236
		37,120
Road & Rail (0.1%)
Firstgroup PLC	5,156	35,263
Go-Ahead Group PLC	1,829	39,122
Stagecoach Group PLC	2,983	8,113
		82,498
Software (0.1%)
Autonomy Corp. PLC*	163	3,957
Fidessa Group PLC	3,748	70,728
The Sage Group PLC	14,270	50,523
		125,208
Specialty Retail (0.3%)
Carphone Warehouse Group PLC§	5,884	17,734
Dunelm Group PLC	4,129	25,245
Galiform PLC*	7,403	8,859
Game Group PLC	22,380	38,197
JD Sports Fashion PLC	1,561	12,672
Kingfisher PLC	47,605	175,206
Sports Direct International PLC	8,425	13,266
Topps Tiles PLC*	7,444	9,962
WH Smith PLC	16,454	130,869
		432,010
Thrifts & Mortgage Finance (0.1%)
Paragon Group of Cos. PLC	63,516	133,769
Tobacco (0.5%)
British American Tobacco PLC	20,447	663,634
Trading Companies & Distributors (0.1%)
Ashtead Group PLC	3,875	5,077
BSS Group PLC	520	2,002
Lavendon Group PLC	14,762	16,563
SIG PLC*	24,657	44,494
Speedy Hire PLC	3,803	1,663
Travis Perkins PLC*	2,575	35,257
		105,056

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
LONG STOCK POSITIONS
COMMON STOCKS
United Kingdom
Transportation Infrastructure (0.0%)
Braemar Shipping Services PLC	1,433	$9,805
Water Utilities (0.0%)
Northumbrian Water Group PLC	8,509	37,027
Pennon Group PLC	526	4,553
		41,580
Wireless Telecommunication Services (0.7%)
Vodafone Group PLC	427,418	989,562
TOTAL UNITED KINGDOM		29,485,988
TOTAL COMMON STOCKS (Cost $134,170,998)		153,828,801
PREFERRED STOCKS (0.5%)
Germany (0.5%)
Automobiles (0.1%)
Porsche Automobil Holding SE	2,009	125,736
Household Products (0.4%)
Henkel AG & Co. KGaA	10,740	564,462
TOTAL GERMANY		690,198
TOTAL PREFERRED STOCKS (Cost $654,253)		690,198
TOTAL LONG STOCK POSITIONS (Cost $134,825,251)		154,518,999
RIGHTS (0.0%)
Australia (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Woodside Petroleum, Ltd., strike price 42.10 AUD, expires 01/29/10* (Cost $0)	345	132
TOTAL AUSTRALIA		132
WARRANTS (0.0%)
France (0.0%)
Real Estate Investment Trusts (0.0%)
Fonciere Des Regions, strike price 65.00 EUR, expires 12/31/10*§	1,166	985
TOTAL FRANCE		985
Italy (0.0%)
Capital Markets (0.0%)
Mediobanca SpA, strike price 9.00 EUR, expires 03/18/11*	4,093	636
Commercial Banks (0.0%)
Unione di Banche Italiane SCPA, strike price 12.30 EUR, expires 06/30/11*	1,496	106
TOTAL ITALY		742
TOTAL WARRANTS (Cost $0)		1,727

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT-TERM INVESTMENTS (11.7%)
State Street Navigator Prime Portfolio§§	13,422,242	$13,422,242
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 0.010%, 01/04/10	$1,893	1,893,000
TOTAL SHORT-TERM INVESTMENTS (Cost $15,315,242)		15,315,242
TOTAL INVESTMENTS AT VALUE (130.1%) (Cost $150,140,493)		169,836,100
TOTAL SECURITIES SOLD SHORT (-19.6%) (Proceeds $25,264,517)		(25,622,908)
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.5%)		(13,693,324)
NET ASSETS (100.0%)		$130,519,868
	Number of Shares
SHORT STOCK POSITIONS (-19.6%)
COMMON STOCKS (-19.5%)
Austria (-0.7%)
Diversified Telecommunication Services (-0.1%)
Telekom Austria AG	(9,998)	(142,838)
Electric Utilities (-0.0%)
Verbund - Oesterreichische Elektrizitaetswirtschafts AG Class A	(285)	(12,095)
Insurance (-0.2%)
Vienna Insurance Group	(4,319)	(221,875)
Metals & Mining (-0.2%)
Voestalpine AG	(7,164)	(261,945)
Oil, Gas & Consumable Fuels (-0.2%)
OMV AG	(6,647)	(291,889)
TOTAL AUSTRIA		(930,642)
Belgium (-0.8%)
Beverages (-0.1%)
Anheuser-Busch InBev NV	(1,596)	(82,690)
Chemicals (-0.1%)
Umicore	(3,329)	(111,144)
Commercial Banks (-0.0%)
Dexia SA*	(10,000)	(63,000)
Diversified Financial Services (-0.3%)
Groupe Bruxelles Lambert SA	(4,277)	(404,196)
Food & Staples Retailing (-0.3%)
Colruyt SA	(1,408)	(339,969)
Delhaize Group	(285)	(21,820)
		(361,789)
TOTAL BELGIUM		(1,022,819)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Bermuda (-0.2%)
Energy Equipment & Services (-0.2%)
Seadrill, Ltd.	(9,999)	$(254,976)
TOTAL BERMUDA		(254,976)
Denmark (-1.1%)
Chemicals (-0.3%)
Novozymes AS B Shares	(3,385)	(352,480)
Electrical Equipment (-0.3%)
Vestas Wind Systems AS*	(5,771)	(351,666)
Insurance (-0.4%)
Topdanmark AS*	(1,402)	(188,980)
TrygVesta AS	(4,744)	(312,121)
		(501,101)
Road & Rail (-0.1%)
DSV AS*	(9,855)	(178,759)
TOTAL DENMARK		(1,384,006)
Finland (-0.8%)
Auto Components (-0.2%)
Nokian Renkaat Oyj	(9,997)	(242,620)
Diversified Financial Services (-0.1%)
Pohjola Bank PLC	(9,998)	(107,921)
Diversified Telecommunication Services (-0.2%)
Elisa Oyj	(9,999)	(228,412)
Metals & Mining (-0.1%)
Outokumpu Oyj	(5,241)	(99,296)
Oil, Gas & Consumable Fuels (-0.1%)
Neste Oil Oyj	(9,999)	(177,832)
Paper & Forest Products (-0.1%)
Stora Enso Oyj R Shares*	(10,000)	(70,197)
UPM-Kymmene Oyj	(7,738)	(92,072)
		(162,269)
TOTAL FINLAND		(1,018,350)
France (-4.3%)
Airlines (-0.1%)
Air France-KLM*	(9,998)	(157,033)
Automobiles (-0.3%)
Renault SA*	(8,199)	(420,959)
Beverages (-0.2%)
Pernod-Ricard SA	(3,610)	(308,948)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
France
Construction Materials (-0.3%)
Imerys SA	(5,448)	$(326,421)
Lafarge SA	(547)	(45,085)
		(371,506)
Electric Utilities (-0.3%)
EDF SA	(6,285)	(373,851)
Energy Equipment & Services (-0.5%)
Cie Generale de Geophysique-Veritas*	(9,998)	(212,702)
Technip SA	(5,660)	(398,551)
		(611,253)
Food Products (-0.1%)
Danone	(1,071)	(65,709)
Health Care Equipment & Supplies (-0.1%)
Cie Generale d'Optique Essilor International SA	(1,966)	(117,688)
Hotels, Restaurants & Leisure (-0.3%)
Sodexo	(6,475)	(368,735)
Media (-0.2%)
Eutelsat Communications	(9,998)	(321,045)
Personal Products (-0.2%)
L'Oreal SA	(1,888)	(211,039)
Professional Services (-0.2%)
Bureau Veritas SA	(6,323)	(329,880)
Real Estate Investment Trusts (-0.8%)
Gecina SA	(3,121)	(339,645)
Klepierre	(8,290)	(336,152)
Unibail-Rodamco SE	(1,427)	(313,746)
		(989,543)
Software (-0.0%)
Dassault Systemes SA	(810)	(46,164)
Textiles, Apparel & Luxury Goods (-0.4%)
Hermes International	(2,889)	(384,913)
LVMH Moet Hennessy Louis Vuitton SA	(1,856)	(208,283)
		(593,196)
Transportation Infrastructure (-0.3%)
Aeroports de Paris	(4,310)	(346,720)
TOTAL FRANCE		(5,633,269)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Germany (-2.6%)
Chemicals (-0.7%)
K's Holdings Corp.	(6,633)	$(378,619)
Linde AG	(2,275)	(274,326)
Wacker Chemie AG	(1,748)	(304,312)
		(957,257)
Commercial Banks (-0.1%)
Deutsche Postbank AG*	(4,090)	(133,725)
Diversified Financial Services (-0.3%)
Deutsche Boerse AG	(4,286)	(355,219)
Health Care Equipment & Supplies (-0.2%)
Fresenius SE	(4,351)	(271,646)
Health Care Providers & Services (-0.3%)
Fresenius Medical Care AG & Co. KGaA	(7,642)	(405,724)
Household Products (-0.2%)
Henkel AG & Co. KGaA	(6,041)	(270,870)
Internet Software & Services (-0.1%)
United Internet AG*	(4,774)	(62,965)
Machinery (-0.1%)
MAN SE	(2,291)	(177,912)
Personal Products (-0.3%)
Beiersdorf AG	(5,703)	(376,196)
Software (-0.0%)
SAP AG	(444)	(21,185)
Transportation Infrastructure (-0.3%)
Fraport AG Frankfurt Airport Services Worldwide	(6,203)	(320,524)
TOTAL GERMANY		(3,353,223)
Italy (-0.9%)
Aerospace & Defense (-0.1%)
Finmeccanica SpA	(9,998)	(160,211)
Capital Markets (-0.1%)
Mediobanca SpA*	(9,997)	(118,860)
Commercial Banks (-0.1%)
Unione di Banche Italiane SCPA	(9,773)	(140,203)
Electric Utilities (-0.0%)
Terna Rete Elettrica Nazionale SpA	(10,000)	(43,042)
Energy Equipment & Services (-0.3%)
Saipem SpA	(9,999)	(345,358)
Hotels, Restaurants & Leisure (-0.1%)
Autogrill SpA*	(10,000)	(126,152)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Italy
Insurance (-0.0%)
Unipol Gruppo Finanziario SpA*	(1,788)	$(2,448)
Media (-0.0%)
Mediaset SpA	(4,999)	(41,136)
Textiles, Apparel & Luxury Goods (-0.2%)
Luxottica Group SpA	(9,999)	(258,748)
TOTAL ITALY		(1,236,158)
Japan (-1.3%)
Auto Components (-0.0%)
NGK Spark Plug Co., Ltd.	(1,000)	(11,349)
Toyoda Gosei Co., Ltd.	(100)	(3,031)
		(14,380)
Beverages (-0.0%)
Coca-Cola West Co., Ltd.	(3,200)	(56,483)
Building Products (-0.0%)
Nippon Sheet Glass Co., Ltd.	(5,374)	(15,407)
TOTO, Ltd.	(5,000)	(31,807)
		(47,214)
Chemicals (-0.1%)
Denki Kagaku Kogyo K K	(1,000)	(4,472)
Nissan Chemical Industries Ltd.	(1,000)	(14,260)
Taiyo Nippon Sanso Corp.	(2,000)	(21,295)
Teijin, Ltd.	(10,000)	(32,323)
		(72,350)
Commercial Banks (-0.1%)
Mizuho Trust & Banking Co., Ltd.*	(9,700)	(9,054)
Sapporo Hokuyo Holdings, Inc.	(9,900)	(35,948)
Seven Bank, Ltd.	(5)	(9,986)
The Hachijuni Bank, Ltd.	(1,193)	(6,965)
		(61,953)
Computers & Peripherals (-0.0%)
Seiko Epson Corp.	(500)	(8,084)
Construction & Engineering (-0.0%)
Kinden Corp.	(4,166)	(35,316)
Consumer Finance (-0.0%)
Aeon Credit Service Co., Ltd.	(1,500)	(14,487)
Diversified Financial Services (-0.0%)
Mitsubishi UFJ Lease & Finance Co., Ltd.	(941)	(28,361)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Electric Utilities (-0.2%)
Hokkaido Electric Power Co., Inc.	(4,200)	$(76,224)
Shikoku Electric Power Co., Inc.	(2,300)	(59,453)
The Chugoku Electric Power Co., Inc	(3,200)	(61,140)
		(196,817)
Electrical Equipment (-0.0%)
Panasonic Electric Works Co., Ltd.	(2)	(24)
Ushio, Inc.	(315)	(5,255)
		(5,279)
Electronic Equipment, Instruments & Components (-0.0%)
Citizen Holdings Co., Ltd.	(1,437)	(8,308)
Hitachi High-Technologies Corp.	(900)	(17,864)
Omron Corp.	(600)	(10,795)
		(36,967)
Food & Staples Retailing (-0.1%)
FamilyMart Co., Ltd.	(1,900)	(56,115)
Lawson, Inc.	(1,700)	(75,113)
UNY Co., Ltd.	(1,000)	(7,055)
		(138,283)
Food Products (-0.0%)
Nisshin Seifun Group, Inc.	(1,500)	(20,280)
Nissin Foods Holdings Co., Ltd.	(96)	(3,137)
Yakult Honsha Co., Ltd.	(90)	(2,726)
Yamazaki Baking Co., Ltd.	(1,224)	(14,565)
		(40,708)
Gas Utilities (-0.0%)
Toho Gas Co., Ltd.	(4,000)	(21,263)
Household Durables (-0.0%)
Rinnai Corp.	(700)	(33,842)
Insurance (-0.1%)
Nipponkoa Insurance Co., Ltd.	(10,142)	(57,769)
Nissay Dowa General Insurance Co., Ltd.	(9,761)	(46,857)
		(104,626)
IT Services (-0.0%)
Itochu Techno-Science Corp.	(100)	(2,686)
Obic Co., Ltd.	(20)	(3,267)
		(5,953)
Leisure Equipment & Products (-0.1%)
Sega Sammy Holdings, Inc.	(100)	(1,197)
Shimano, Inc.	(1,454)	(58,726)
		(59,923)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Machinery (-0.1%)
Hitachi Construction Machinery Co., Ltd.	(200)	$(5,245)
Kawasaki Heavy Industries, Ltd.	(4,000)	(10,157)
Kurita Water Industries, Ltd.	(500)	(15,715)
NSK, Ltd.	(3,420)	(25,107)
The Japan Steel Works, Ltd.	(1,000)	(12,757)
THK Co., Ltd.	(1,011)	(17,986)
		(86,967)
Media (-0.0%)
Hakuhodo DY Holdings, Inc.	(79)	(3,850)
Metals & Mining (-0.1%)
Daido Steel Co., Ltd.	(10,000)	(37,140)
Hitachi Metals Ltd.	(1,000)	(9,625)
Mitsui Mining & Smelting Co., Ltd.*	(968)	(2,517)
Tokyo Steel Manufacturing Co., Ltd.	(1,300)	(14,641)
Yamato Kogyo Co., Ltd.	(900)	(29,438)
		(93,361)
Multiline Retail (-0.0%)
Takashimaya Co., Ltd.	(4,000)	(25,498)
Oil, Gas & Consumable Fuels (-0.1%)
Japan Petroleum Exploration Co.	(1,500)	(66,168)
TonenGeneral Sekiyu KK	(9,386)	(78,458)
		(144,626)
Pharmaceuticals (-0.1%)
Dainippon Sumitomo Pharma Co., Ltd.	(1,000)	(10,500)
Santen Pharmaceutical Co., Ltd.	(19)	(611)
Tsumura & Co.	(2,600)	(84,090)
		(95,201)
Real Estate Management & Development (-0.1%)
Aeon Mall Co., Ltd.	(1,668)	(32,329)
Nomura Real Estate Holdings, Inc.	(1,800)	(26,713)
NTT Urban Development Corp.	(88)	(58,769)
		(117,811)
Software (-0.0%)
Square Enix Co., Ltd.	(600)	(12,664)
Trend Micro, Inc.*	(500)	(19,000)
		(31,664)
Specialty Retail (-0.1%)
ABC-Mart, Inc.	(1,800)	(49,954)
Nitori Co., Ltd.	(144)	(10,723)
		(60,677)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Japan
Textiles, Apparel & Luxury Goods (-0.0%)
Asics Corp.	(3,051)	$(27,394)
Transportation Infrastructure (-0.0%)
Kamigumi Co., Ltd.	(1,964)	(14,337)
Mitsubishi Logistics Corp.	(3,000)	(35,408)
		(49,745)
TOTAL JAPAN		(1,719,083)
Luxembourg (-0.3%)
Wireless Telecommunication Services (-0.3%)
Millicom International Cellular SA	(5,016)	(373,003)
TOTAL LUXEMBOURG		(373,003)
Netherlands (-1.4%)
Beverages (-0.3%)
Heineken NV	(8,108)	(385,237)
Energy Equipment & Services (-0.4%)
Fugro NV	(6,000)	(344,924)
SBM Offshore NV	(10,000)	(196,365)
		(541,289)
Insurance (-0.0%)
Aegon NV*	(10,000)	(64,090)
Media (-0.2%)
Wolters Kluwer NV	(9,898)	(216,647)
Professional Services (-0.2%)
Randstad Holding NV*	(6,851)	(341,173)
Real Estate Investment Trusts (-0.3%)
Corio NV	(5,162)	(351,981)
TOTAL NETHERLANDS		(1,900,417)
Norway (-0.3%)
Chemicals (-0.2%)
Yara International ASA	(7,166)	(325,316)
Industrial Conglomerates (-0.1%)
Orkla ASA	(9,999)	(98,319)
TOTAL NORWAY		(423,635)
Portugal (-0.2%)
Construction Materials (-0.0%)
Cimpor Cimentos de Portugal SGPS SA	(9,999)	(91,983)
Diversified Telecommunication Services (-0.1%)
Portugal Telecom SGPS SA	(10,000)	(122,123)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Portugal
Transportation Infrastructure (-0.1%)
Brisa Auto-Estradas de Portugal SA	(9,958)	$(102,409)
TOTAL PORTUGAL		(316,515)
Spain (-0.8%)
Biotechnology (-0.1%)
Grifols SA	(9,997)	(175,687)
Commercial Banks (-0.1%)
Bankinter SA	(10,000)	(103,111)
Electric Utilities (-0.3%)
Red Electrica Corp. SA	(6,970)	(389,268)
Independent Power Producers & Energy Traders (-0.1%)
EDP Renovaveis SA*	(9,999)	(94,884)
Iberdrola Renovables SA	(10,000)	(47,660)
		(142,544)
Transportation Infrastructure (-0.2%)
Abertis Infraestructuras SA	(10,000)	(226,281)
TOTAL SPAIN		(1,036,891)
Sweden (-0.8%)
Building Products (-0.2%)
Assa Abloy AB Class B	(9,970)	(192,463)
Commercial Services & Supplies (-0.1%)
Securitas AB B Shares	(8,511)	(83,524)
Communications Equipment (-0.1%)
Telefonaktiebolaget LM Ericsson B Shares	(9,410)	(86,806)
Construction & Engineering (-0.0%)
Skanska AB B Shares	(1,739)	(29,568)
Diversified Financial Services (-0.1%)
Investor AB B Shares	(9,999)	(185,582)
Diversified Telecommunication Services (-0.0%)
TeliaSonera AB	(5,000)	(36,212)
Health Care Equipment & Supplies (-0.1%)
Getinge AB B Shares	(9,999)	(191,490)
Machinery (-0.1%)
Sandvik AB	(3,637)	(43,886)
Volvo AB B Shares	(9,999)	(85,936)
		(129,822)
Oil, Gas & Consumable Fuels (-0.1%)
Lundin Petroleum AB*	(10,000)	(79,056)
TOTAL SWEDEN		(1,014,523)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
Switzerland (-1.1%)
Chemicals (-0.5%)
Givaudan SA	(464)	$(371,528)
Syngenta AG	(774)	(218,731)
		(590,259)
Computers & Peripherals (-0.1%)
Logitech International SA*	(7,833)	(135,954)
Electric Utilities (-0.1%)
BKW FMB Energie AG	(1,736)	(135,387)
Food Products (-0.1%)
Aryzta AG	(4,297)	(160,145)
Health Care Equipment & Supplies (-0.3%)
Straumann Holding AG	(1,182)	(332,208)
Synthes, Inc.	(205)	(26,891)
		(359,099)
Textiles, Apparel & Luxury Goods (-0.0%)
The Swatch Group AG	(330)	(15,719)
TOTAL SWITZERLAND		(1,396,563)
United Kingdom (-1.9%)
Aerospace & Defense (-0.1%)
Cobham PLC	(4,999)	(20,188)
Rolls-Royce Group PLC*	(9,999)	(77,850)
		(98,038)
Commercial Services & Supplies (-0.1%)
G4S PLC	(9,999)	(41,902)
Serco Group PLC	(9,999)	(85,256)
		(127,158)
Diversified Telecommunication Services (-0.0%)
Cable & Wireless PLC	(10,000)	(22,744)
Energy Equipment & Services (-0.1%)
AMEC PLC	(10,000)	(127,377)
Food Products (-0.0%)
Associated British Foods PLC	(182)	(2,412)
Health Care Equipment & Supplies (-0.1%)
Smith & Nephew PLC	(8,903)	(91,560)
Household Durables (-0.1%)
Berkeley Group Holdings PLC*	(10,000)	(131,866)
Industrial Conglomerates (-0.1%)
Smiths Group PLC	(9,629)	(156,937)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Schedule of Investments (continued)
December 31, 2009

	Number of Shares	Value
SHORT STOCK POSITIONS
COMMON STOCKS
United Kingdom
Insurance (-0.1%)
Admiral Group PLC	(9,999)	$(191,147)
Internet & Catalog Retail (-0.0%)
Home Retail Group PLC	(9,999)	(45,340)
Metals & Mining (-0.3%)
Antofagasta PLC	(1,440)	(22,902)
Fresnillo PLC	(3,001)	(38,110)
Kazakhmys PLC*	(5,664)	(119,901)
Lonmin PLC*	(7,850)	(246,653)
		(427,566)
Multiline Retail (-0.1%)
Marks & Spencer Group PLC	(10,000)	(64,595)
Oil, Gas & Consumable Fuels (-0.5%)
Cairn Energy PLC*	(78,590)	(420,624)
Tullow Oil PLC	(10,000)	(209,759)
		(630,383)
Professional Services (-0.1%)
The Capita Group PLC	(9,325)	(112,729)
Real Estate Investment Trusts (-0.1%)
Hammerson PLC	(9,992)	(67,995)
Textiles, Apparel & Luxury Goods (-0.1%)
Burberry Group PLC	(9,999)	(96,016)
Tobacco (-0.0%)
Imperial Tobacco Group PLC	(1,722)	(54,313)
Water Utilities (-0.0%)
Severn Trent PLC	(161)	(2,813)
TOTAL UNITED KINGDOM		(2,450,989)
TOTAL COMMON STOCKS (Proceeds $25,152,154)		(25,465,062)
PREFERRED STOCKS (-0.1%)
Germany (-0.1%)
Fresenius SE (Proceeds $112,363)	(2,197)	(157,846)
TOTAL GERMANY		(157,846)
TOTAL SECURITIES SOLD SHORT (Proceeds $25,264,517)		$(25,622,908)

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Statement of Assets and Liabilities
December 31, 2009

Assets
Investments at value, including collateral for securities on loan of $13,422,242 (Cost $150,140,493) (Note 2)	$169,836,100[1]
Cash	793
Foreign currency at value (cost $153,960)	154,075
Cash segregated at brokers for short sales	26,917,323
Receivable for portfolio shares sold	212,021
Dividend and interest receivable	158,938
Receivable for investments sold	1,578
Prepaid expenses and other assets	11,168
Total Assets	197,291,996
Liabilities
Advisory fee payable (Note 3)	42,272
Administrative services fee payable (Note 3)	29,593
Payable upon return of securities loaned (Note 2)	40,339,565
Securities sold short, at value (Proceeds $25,264,517)	25,622,908
Payable for investments purchased	344,251
Payable for portfolio shares redeemed	186,917
Dividend expense payable on securities sold short	12,733
Trustees' fee payable	3,705
Other accrued expenses payable	190,184
Total Liabilities	66,772,128
Net Assets
Capital stock, $.001 par value (Note 6)	22,286
Paid-in capital (Note 6)	133,433,878
Undistributed net investment income	118,830
Accumulated net realized loss on investments, short sales and foreign currency transactions	(22,391,865)
Net unrealized appreciation from investments, short sales and foreign currency translations	19,336,739
Net Assets	$130,519,868
Shares outstanding	22,285,618
Net asset value, offering price and redemption price per share	$5.86

1  Including $38,601,332 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Statement of Operations
For the Year Ended December 31, 2009

Investment Income (Note 2)
Dividends	$1,815,572
Interest	260
Securities lending	60,323
Foreign taxes withheld	(151,428)
Total investment income	1,724,727
Expenses
Investment advisory fees (Note 3)	527,019
Administrative services fees (Note 3)	142,018
Custodian fees	83,318
Legal fees	62,350
Audit and tax fees	43,764
Dividend expense for securities sold short	37,465
Printing fees (Note 3)	21,382
Trustees' fees	18,054
Short sales expense	10,251
Insurance expense	5,593
Transfer agent fees	4,435
Commitment fees (Note 4)	1,866
Interest expense (Note 4)	16
Miscellaneous expense	21,923
Total expenses	979,454
Less: fees waived (Note 3)	(254,032)
Net expenses	725,422
Net investment income	999,305
Net Realized and Unrealized Gain (Loss) from Investments, Short Sales and Foreign Currency Related Items
Net realized gain from investments (net of India Capital Gain Tax $2,697)	3,272,661
Net realized loss from short sales	(667,646)
Net realized loss from foreign currency transactions	(196,912)
Net change in unrealized appreciation (depreciation) from investments	22,003,868
Net change in unrealized appreciation (depreciation) from short sales	(358,391)
Net change in unrealized appreciation (depreciation) from foreign currency translations	15,481
Net realized and unrealized gain from investments, short sales and foreign currency related items	24,069,061
Net increase in net assets resulting from operations	$25,068,366

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
From Operations
Net investment income	$999,305	$1,626,209
Net realized gain (loss) from investments, short sales and foreign currency transactions	2,408,103	(3,742,764)
Net increase from payments by affiliates on the disposal of investments in violation of restrictions (Note 3)	—	116,350
Net change in unrealized appreciation (depreciation) from investments, short sales and foreign currency translations	21,660,958	(82,391,650)
Net increase (decrease) in net assets resulting from operations	25,068,366	(84,391,855)
From Dividends and Distributions
Dividends from net investment income	(1,577,832)	(2,085,510)
Distributions from net realized gains	(2,147,844)	(57,210,032)
Net decrease in net assets resulting from dividends and distributions	(3,725,676)	(59,295,542)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	17,093,006	17,676,067
Exchange value of shares due to merger	59,791,876	—
Reinvestment of dividends and distributions	3,725,676	59,295,542
Net asset value of shares redeemed	(24,678,017)	(59,856,229)
Net increase in net assets from capital share transactions	55,932,541	17,115,380
Net increase (decrease) in net assets	77,275,231	(126,572,017)
Net Assets
Beginning of year	53,244,637	179,816,654
End of year	$130,519,868	$53,244,637
Undistributed net investment income	$118,830	$864,263

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Statement of Cash Flows
For the Year Ended December 31, 2009

Cash Flows from Operating Activities
Dividends, interest and securities lending income received	$1,806,591
Operating expenses paid	(558,223)
Dividend expense paid on securities sold short	(24,732)
Purchases of long-term securities	(134,029,968)
Proceeds from sales of long-term securities	125,527,638
Purchases to cover securities sold short	(10,926,399)
Proceeds from securities sold short	27,002,293
Purchases of short-term securities, net	(1,044,000)
Net cash provided by operating activities		$7,753,200
Cash Flows from Financing Activities
Proceeds from sale of shares	16,960,884
Cost of shares redeemed	(24,492,762)
Net cash used by financing activities		(7,531,878)
Effect of exchange rate on cash		(183,881)
Net increase in cash		37,441
Cash — beginning of year		117,427
Cash — end of year		$154,868
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$25,068,366
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Change in dividends and interest receivable	$81,864
Change in accrued expenses	27,074
Change in prepaid expenses and other assets	(9,052)
Change in advisory fee payable/receivable from investment adviser	111,712
Change in dividend expense payable on securities sold short	12,733
Purchases of long-term securities	(134,029,968)
Proceeds from sales of long-term securities	125,527,638
Purchases to cover for securities sold short	(10,926,399)
Proceeds from securities sold short	27,002,293
Net change in unrealized appreciation from investments, short sales and foreign currency translations	(21,660,958)
Net realized gain from investments, short sales and foreign currency transactions	(2,408,103)
Purchases of short-term securities, net	(1,044,000)
Total adjustments		(17,315,166)
Net cash provided by operating activities		$7,753,200
Non-Cash Activity:
Dividend reinvestments		$3,725,676
Exchange value of shares due to merger		59,791,876
Net non-cash activity		$63,517,552

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Per share data
Net asset value, beginning of year	$4.08	$23.58	$21.85	$16.82	$13.25
INVESTMENT OPERATIONS
Net investment income	0.08	0.25	0.37	0.21	0.14
Net gain (loss) on investments, short sales and foreign currency related items (both realized and unrealized)	2.01	(10.11)[1]	5.58	5.19	3.53
Total from investment operations	2.09	(9.86)	5.95	5.40	3.67
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.13)	(0.34)	(0.37)	(0.11)	(0.10)
Distributions from net realized gains	(0.18)	(9.30)	(3.85)	(0.26)	—
Total dividends and distributions	(0.31)	(9.64)	(4.22)	(0.37)	(0.10)
Net asset value, end of year	$5.86	$4.08	$23.58	$21.85	$16.82
Total return[2]	51.62%	(54.80)%	29.44%	32.51%	27.84%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$130,520	$53,245	$179,817	$242,319	$186,190
Ratio of expenses to average net assets	1.14%	1.04%	1.30%	1.36%	1.40%
Ratio of expenses to average net assets excluding short sales dividend expense	1.08%	—	—	—	—
Ratio of net investment income to average net assets	1.57%	1.40%	0.94%	1.11%	1.11%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.40%	0.25%	0.15%	0.23%	0.25%
Portfolio turnover rate	196%	61%	62%	80%	77%

1  The investment adviser fully reimbursed the Portfolio for a loss on a transaction not meeting the Portfolio's investment guidelines, which otherwise would have reduced the amount by $0.01 (Note 3).

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements
December 31, 2009

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers three managed investment portfolios of which one, the International Equity Flex III Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995. Effective May 1, 2009, the name of the Portfolio was changed from Emerging Markets Portfolio.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Asia	$4,749,400	$—	$—	$4,749,400
Australia	462,921	7,241,592	—	7,704,513
Austria	—	531,834	—	531,834
Belgium	—	1,550,845	—	1,550,845
Bermuda	—	31,821	—	31,821
Cyprus	—	2,168	—	2,168
Denmark	—	2,294,602	—	2,294,602
Finland	—	2,169,720	—	2,169,720
France	—	18,409,044	—	18,409,044
Germany	—	13,313,396	—	13,313,396
Greece	—	1,061,951	—	1,061,951
Hong Kong	2,245,300	—	—	2,245,300
Ireland	—	199,684	—	199,684
Israel	—	8,272	—	8,272
Italy	—	5,196,162	—	5,196,162
Japan	—	29,242,353	—	29,242,353
Luxembourg	101,068	1,872,776	—	1,973,844
Netherlands	—	7,146,323	—	7,146,323
Norway	—	670,572	—	670,572
Portugal	—	284,258	—	284,258
Singapore	1,339,498	—	—	1,339,498
Spain	—	7,922,946	—	7,922,946
Sweden	—	3,349,943	—	3,349,943
Switzerland	328,630	12,615,734	—	12,944,364
United Kingdom	51,146	29,434,842	—	29,485,988
Preferred Stocks
Germany	—	690,198	—	690,198
Rights
Australia	132	—	—	132
Warrants
France	985	—	—	985
Italy	742	—	—	742
Short-Term Investments	13,422,242	1,893,000	—	15,315,242
Securities Sold Short
Common Stocks
Austria	—	(930,642)	—	(930,642)
Belgium	—	(1,022,819)	—	(1,022,819)
Bermuda	—	(254,976)	—	(254,976)
Denmark	—	(1,384,006)	—	(1,384,006)
Finland	—	(1,018,350)	—	(1,018,350)
France	—	(5,633,269)	—	(5,633,269)
Germany	—	(3,353,223)	—	(3,353,223)
Italy	—	(1,236,158)	—	(1,236,158)
Japan	—	(1,719,083)	—	(1,719,083)

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

	Level 1	Level 2	Level 3	Total
Luxembourg	$—	$(373,003)	$—	$(373,003)
Netherlands	—	(1,900,417)	—	(1,900,417)
Norway	—	(423,635)	—	(423,635)
Portugal	—	(316,515)	—	(316,515)
Spain	—	(1,036,891)	—	(1,036,891)
Sweden	—	(1,014,523)	—	(1,014,523)
Switzerland	—	(1,396,563)	—	(1,396,563)
United Kingdom	—	(2,450,989)	—	(2,450,989)
Preferred Stocks
Germany	—	(157,846)	—	(157,846)
Other Financial Instruments*	—	—	—	—
	$22,702,064	$121,511,128	$—	$144,213,192

*Other financial instruments include futures, forwards and swap contracts.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Effective January 1, 2009, the Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance, and cash flows. The Portfolio has not entered into any derivative or hedging activities during the period covered by this report.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2009, the Portfolio had no open forward foreign currency contracts.

J) SHORT SALES — The Portfolio enters into short sales transactions collateralized by cash deposits received from brokers in connection with securities lending activities (see note K) and securities. Cash deposits are shown as cash segregated at brokers on the Statement of Assets and Liabilities. The collateral amounts required are determined daily by reference to the market value of the short positions. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio's loss on a short sale could theoretically be unlimited in a case where the Portfolio is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential portfolio losses. The use by the Portfolio of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Portfolio held only long positions. It is possible that the Portfolio's long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Portfolio. In addition, the Portfolio's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Portfolio. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Portfolio.

K) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity is either in the form of cash segregated at brokers or pooled

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 2. Significant Accounting Policies

together with cash collateral for other funds/portfolios advised by Credit Suisse and invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2009, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $81,227, of which $5,599 was rebated to borrowers (brokers). The Portfolio retained $60,323 in income from the cash collateral investment, and SSB, as lending agent, was paid $15,305. Securities lending income is accrued as earned.

L) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. Effective October 1, 2006, and through July 26, 2009, the Portfolio paid Credit Suisse for its advisory services a fee that consists of two components: (1) a monthly base management fee calculated by applying a fixed rate of 1.20% ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.20% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period will generally be 36 months. During the period from October 1, 2006 through September 30, 2007, only the Base Fee applied to the Portfolio. The fee adjustment went into effect on October 1, 2007. After 12 months have passed, the measurement period will be equal to the number of months that have elapsed since October 1, 2006 until 36 months has passed, after which the measurement period will become 36 months. The Base Fee and Performance Adjustment are calculated and accrued daily. The investment advisory fee is paid monthly in arrears. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the MSCI Emerging Markets Free Index, the Portfolio's benchmark index (the "Index"), is 1.00% or greater (plus or minus) during the applicable performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the relevant month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). The investment performance of the Portfolio for the performance measurement period is used to calculate the Portfolio's Performance Adjustment. After Credit Suisse determines whether the Portfolio's performance was above or below the Index by comparing the investment performance of the Portfolio against the investment record of the Index, Credit Suisse will apply the Performance Adjustment (positive or negative) across the Portfolio.

The following table shows the structure of the Performance Adjustment. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Index is

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 3. Transactions with Affiliates and Related Parties

1.00% or greater (plus or minus) during the applicable performance measurement period.

	Annualized Return (Net of Expenses) Relative to Index	Performance Adjustment
	Over 2.00%	+0.20%
	1.00% to 2.00%	+0.10%
Base Fee plus/minus	0.00% to 1.00%	None
	0.00% to -1.00%	None
	-1.00% to -2.00%	-0.10%
	Over -2.00%	-0.20%

For the year ended December 31, 2009, investment advisory fees earned and voluntarily waived were $695,959 and $254,032, respectively, less a performance fee adjustment of $168,940. Credit Suisse will not recapture from the Portfolio any fees it waived during the year ended December 31, 2009. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

At a special meeting of shareholders held on July 24, 2009, shareholders approved a new advisory agreement with Credit Suisse whereby Credit Suisse will be paid an annualized fee of 1.00% without any performance adjustment effective July 27, 2009.

Credit Suisse Asset Management Limited ("Credit Suisse U.K."), an affiliate of Credit Suisse, served as sub-investment adviser to the Portfolio. Credit Suisse U.K.'s sub-investment advisory fees were paid by Credit Suisse out of Credit Suisse's net investment advisory fee and were not paid by the Portfolio. Effective May 1, 2009, Credit Suisse U.K. no longer serves as sub-investment adviser to the Portfolio.

Credit Suisse reimbursed the Portfolio for a $116,350 loss incurred on a transaction in September 2008 not meeting the Portfolio's investment guidelines. The reimbursement was recorded as a receivable as of December 31, 2008 and Credit Suisse subsequently made the payment in January 2009.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2009, co-administrative services fees earned by CSAMSI were $57,127.

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 3. Transactions with Affiliates and Related Parties

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2009, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $84,891.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing services. For the year ended December 31, 2009, Merrill was paid $21,134 for its services by the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2009, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2009, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$356,000	0.580%	$641,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2009, purchases and sales of investment securities (excluding short sales and short-term investments) were $134,371,133 and $124,883,815, respectively. Securities sold short and purchases to cover securities sold short were $35,523,269 and $10,926,399, respectively.

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Shares sold	3,357,893	1,008,819
Shares issued due to merger	10,314,385	—
Shares issued in reinvestment of dividends and distributions	643,468	9,915,642
Shares redeemed	(5,091,113)	(5,490,383)
Net increase	9,224,633	5,434,078

On December 31, 2009, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
5	82%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2009 and 2008, respectively, by the Portfolio were as follows:

Ordinary Income		Long-Term Capital Gain
2009	2008	2009	2008
$1,577,884	$18,662,110	$2,147,792	$40,633,432

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and mark-to-market of forward contracts.

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 7. Federal Income Taxes

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$118,830
Accumulated realized loss	(21,048,589)
Unrealized appreciation	18,029,706
Deferral of post—October capital losses	(36,243)
$(2,936,296)

At December 31, 2009, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2016	2017
$17,709,095	$3,339,494

Included in the Portfolio's capital loss carryforwards which expire in 2016 is $6,534,646, acquired in the Credit Suisse Trust — International Equity Flex I Portfolio merger, which is subject to IRS limitations.

Included in the Portfolio's capital loss carryforwards which expire in 2016 is $11,174,449, acquired in the Credit Suisse Trust — International Equity Flex II Portfolio merger, which is subject to IRS limitations.

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforwards before they expire.

At December 31, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $151,447,539, $20,807,916, $(2,419,355) and $18,388,561, respectively.

At December 31, 2009, the identified proceeds for federal income tax purposes, as well as the gross unrealized appreciation from securities sold short for those securities having an excess of proceeds over value, gross unrealized depreciation from investments for those securities having an excess of value over proceeds and the net unrealized depreciation from securities sold short were $(25,264,517), $559,617, $(918,008) and $(358,391), respectively.

At December 31, 2009, the Portfolio reclassified $18,510,190 from accumulated realized loss and $166,906 from undistributed net investment income to paid in capital, to adjust for current period permanent book/tax differences which arose

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 7. Federal Income Taxes

principally from differing book/tax treatments of foreign currency gain/(loss), realized capital gains tax, Passive Foreign Investment Companies, other temporary book/tax differences from acquired funds and distribution redesignations. Net assets were not affected by these reclassifications.

Note 8. Acquisition of Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio

On December 11, 2009, Credit Suisse Trust — International Equity Flex III Portfolio acquired all of the net assets of Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio, both open-end investment companies, pursuant to a plan of reorganization approved by the Board of Trustees on August 18, 2009. The purpose of the transaction was to combine three funds managed by Credit Suisse with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,140,708 shares of Credit Suisse Trust — International Equity Flex I Portfolio valued at $21,716,138 and 4,055,155 shares of Credit Suisse Trust — International Equity Flex II Portfolio valued at $38,075,738 for 10,314,385 shares of Credit Suisse Trust — International Equity Flex III Portfolio. The investment portfolios of Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio had a fair value at December 11, 2009 of $21,695,471 and $38,080,582 and identified costs of $18,350,197 and $32,684,366, respectively, which were the principal assets acquired by Credit Suisse Trust — International Equity Flex III Portfolio. For financial reporting purposes, assets received and shares issued by Credit Suisse Trust — International Equity Flex III Portfolio were recorded at fair value; however the cost basis of the investments received from Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio were carried forward to align ongoing reporting of Credit Suisse Trust — International Equity Flex III Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of Credit Suisse Trust — International Equity Flex III Portfolio were $69,332,521.

Credit Suisse Trust — International Equity Flex III Portfolio
Notes to Financial Statements (continued)
December 31, 2009

Note 8. Acquisition of Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio

Credit Suisse Trust — International Equity Flex III Portfolio pro forma results of operations for the year ended December 31, 2009 are as follows:

Net investment income	$2,421,259[1]
Net gain from investments, short sales and foreign currency related items	38,720,089[2]
Net increase in net assets resulting from operations	$41,141,348

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of net investment income and net gain on investments of Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio that have been included in Credit Suisse Trust — International Equity Flex III Portfolio's statement of operations since December 11, 2009.

1  $999,305 as reported, plus $784,313 and $475,788 for Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio, respectively, premerger, plus $161,853 of pro-forma gross expenses eliminated.

2  $24,069,061 as reported, plus $6,002,603 and $8,648,425 for Credit Suisse Trust — International Equity Flex I Portfolio and Credit Suisse Trust — International Equity Flex II Portfolio, respectively, premerger.

Note 9. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 10. Subsequent Events

Effective June 30, 2009, the Portfolio adopted the Financial Accounting Standards Board ("FASB") amendments to general standards on accounting for and disclosures of subsequent events. Management has evaluated the possibility of subsequent events existing in the Portfolio's financial statements through February 18, 2010. Management has determined that there are no material events that would require disclosure in the Portfolio's financial statements through this date.

Credit Suisse Trust — International Equity Flex III Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse Trust — International Equity Flex III Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Trust — International Equity Flex III Portfolio (formerly Credit Suisse Trust — Emerging Markets Portfolio) (the "Portfolio") at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2010

Credit Suisse Trust — International Equity Flex III Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 16 and 17, 2009, considered the following factors with respect to the International Equity Flex III Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 1.00% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the fee waivers currently in place for the Portfolio and considered the actual fee rate of 0.44% paid by the Portfolio after taking waivers into account ("Net Advisory Fee"). The Board also considered the merger of the other Credit Suisse portfolios into the Portfolio. The Board acknowledged that voluntary fee waivers could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Credit Suisse Trust — International Equity Flex III Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Portfolio Performance

The Board received and considered performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Credit Suisse Trust — International Equity Flex III Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  Although the combined Contractual Advisory Fee and co-administration fees were the highest in the Expense Group, the fee was considered reasonable, recognizing that the Net Advisory Fee and the actual total expenses were among the lowest in the Expense Group.

•  The Portfolio's performance was above the median for all periods in the Performance Group and Performance Universe. The Board noted the changes to the Portfolio during the past year, including the reorganization in which the assets of the International Equity Flex I and II Portfolios would be transferred to the Portfolio. They also noted the change to the Portfolio's investment strategy.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the fee waivers and the Net Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — International Equity Flex III Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	13	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of Starcomms PLC. (telecommunications company); Director of The Adams Express Company, Petroleum and Resources Corporation, The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	11	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2  Mr. Garten was initially appointed as a Trustee of the Portfolio on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

Credit Suisse Trust — International Equity Flex III Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1937)	Trustee, Audit and Nominating Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	11	None

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	13	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Credit Suisse Trust — International Equity Flex III Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

**  The officers of the Portfolio shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

Credit Suisse Trust — International Equity Flex III Portfolio
Tax Information Letter
December 31, 2009 (unaudited)

Important Tax Information for Corporate Shareholders

During the year ended December 31, 2009, the Portfolio declared $2,147,792 in dividends that were designated as long-term capital gains dividends.

Credit Suisse Trust — International Equity Flex III Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TREMK-AR-1209

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2009. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2008 and December 31, 2009.

	2008	2009
Audit Fees	$219,000	$134,000
Audit-Related Fees(1)	$27,200	$27,200
Tax Fees(2)	$12,800	$8,400
All Other Fees	—	—
Total	$259,000	$169,600

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($27,200 for 2008 and $27,200 for 2009).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service

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provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2008 and December 31, 2009.

	2008	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

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	2008	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2008 and December 31, 2009:

	2008	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2008 and December 31, 2009 were $40,000 and $35,600, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

6

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)      The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)      Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: February 25, 2010

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: February 25, 2010

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